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Filed Pursuant to Rule 424(b)(3)
Registration Statement No. 333-249277

PROSPECTUS

ABBVIE INC.

Offer to Exchange

         This is an offer by AbbVie, a Delaware corporation ("AbbVie" or the "Company"), to exchange (the "Exchange Offers"):

(1)
up to $750,000,000 principal amount of Senior Floating Rate Notes due May 2021 (the "Original Floating Rate May 2021 Notes") for a like principal amount of Senior Floating Rate Notes due May 2021, the offer of which has been registered under the under the Securities Act of 1933, as amended (the "Securities Act") (the "Exchange Floating Rate May 2021 Notes");

(2)
up to $750,000,000 principal amount of Senior Floating Rate Notes due November 2021 (the "Original Floating Rate November 2021 Notes") for a like principal amount of Senior Floating Rate Notes due November 2021, the offer of which has been registered under the Securities Act (the "Exchange Floating Rate November 2021 Notes");

(3)
up to $1,750,000,000 principal amount of 2.150% Senior Notes due 2021 (the "Original 2.150% 2021 Notes") for a like principal amount of 2.150% Senior Notes due 2021, the offer of which has been registered under the Securities Act (the "Exchange 2.150% 2021 Notes");

(4)
up to $1,175,701,000 principal amount of 5.000% Senior Notes due 2021 (the "Original 5.000% 2021 Notes") for a like principal amount of 5.000% Senior Notes due 2021, the offer of which has been registered under the Securities Act (the "Exchange 5.000% 2021 Notes");

(5)
up to $2,627,036,000 principal amount of 3.450% Senior Notes due 2022 (the "Original 3.450% 2022 Notes") for a like principal amount of 3.450% Senior Notes due 2022, the offer of which has been registered under the Securities Act (the "Exchange 3.450% 2022 Notes");

(6)
up to $1,462,358,000 principal amount of 3.250% Senior Notes due 2022 (the "Original 3.250% 2022 Notes") for a like principal amount of 3.250% Senior Notes due 2022, the offer of which has been registered under the Securities Act (the "Exchange 3.250% 2022 Notes");

(7)
up to $750,000,000 principal amount of Senior Floating Rate Notes due 2022 (the "Original Floating Rate 2022 Notes" and, together with the Original Floating Rate May 2021 Notes and the Original Floating Rate November 2021 Notes, the "Original Floating Rate Notes") for a like principal amount of Senior Floating Rate Notes due 2022, the offer of which has been registered under the Securities Act (the "Exchange Floating Rate 2022 Notes" and, together with the Exchange Floating Rate May 2021 Notes and the Exchange Floating Rate November 2021 Notes, the "Exchange Floating Rate Notes" and the Exchange Floating Rate Notes, together with the Original Floating Rate Notes, the "Floating Rate Notes");

(8)
up to $3,000,000,000 principal amount of 2.300% Senior Notes due 2022 (the "Original 2.300% 2022 Notes") for a like principal amount of 2.300% Senior Notes due 2022, the offer of which has been registered under the Securities Act (the "Exchange 2.300% 2022 Notes");

(9)
up to $244,575,000 principal amount of 2.800% Senior Notes due 2023 (the "Original 2.800% 2023 Notes") for a like principal amount of 2.800% Senior Notes due 2023, the offer of which has been registered under the Securities Act (the "Exchange 2.800% 2023 Notes");

(10)
up to $945,394,000 principal amount of 3.850% Senior Notes due 2024 (the "Original 3.850% 2024 Notes") for a like principal amount of 3.850% Senior Notes due 2024, the offer of which has been registered under the Securities Act (the "Exchange 3.850% 2024 Notes");

(11)
up to $3,750,000,000 principal amount of 2.600% Senior Notes due 2024 (the "Original 2.600% 2024 Notes") for a like principal amount of 2.600% Senior Notes due 2024, the offer of which has been registered under the Securities Act (the "Exchange 2.600% 2024 Notes");

(12)
up to $2,890,467,000 principal amount of 3.800% Senior Notes due 2025 (the "Original 3.800% 2025 Notes") for a like principal amount of 3.800% Senior Notes due 2025, the offer of which has been registered under the Securities Act (the "Exchange 3.800% 2025 Notes");

(13)
up to $4,000,000,000 principal amount of 2.950% Senior Notes due 2026 (the "Original 2.950% 2026 Notes") for a like principal amount of 2.950% Senior Notes due 2026, the offer of which has been registered under the Securities Act (the "Exchange 2.950% 2026 Notes");

(14)
up to $5,500,000,000 principal amount of 3.200% Senior Notes due 2029 (the "Original 3.200% 2029 Notes") for a like principal amount of 3.200% Senior Notes due 2029, the offer of which has been registered under the Securities Act (the "Exchange 3.200% 2029 Notes");

(15)
up to $1,681,354,000 principal amount of 4.550% Senior Notes due 2035 (the "Original 4.550% 2035 Notes") for a like principal amount of 4.550% Senior Notes due 2035, the offer of which has been registered under the Securities Act (the "Exchange 4.550% 2035 Notes");

(16)
up to $4,000,000,000 principal amount of 4.050% Senior Notes due 2039 (the "Original 4.050% 2039 Notes") for a like principal amount of 4.050% Senior Notes due 2039, the offer of which has been registered under the Securities Act (the "Exchange 4.050% 2039 Notes");

(17)
up to $389,217,000 principal amount of 4.625% Senior Notes due 2042 (the "Original 4.625% 2042 Notes") for a like principal amount of 4.625% Senior Notes due 2042, the offer of which has been registered under the Securities Act (the "Exchange 4.625% 2042 Notes");

(18)
up to $1,008,583,000 principal amount of 4.850% Senior Notes due 2044 (the "Original 4.850% 2044 Notes") for a like principal amount of 4.850% Senior Notes due 2044, the offer of which has been registered under the Securities Act (the "Exchange 4.850% 2044 Notes");

(19)
up to $827,096,000 principal amount of 4.750% Senior Notes due 2045 (the "Original 4.750% 2045 Notes" and, together with the Original 5.000% 2021 Notes, the Original 3.450% 2022 Notes, the Original 3.250% 2022 Notes, the Original 2.800% 2023 Notes, the Original 3.850% 2024 Notes, the Original 3.800% 2025 Notes, the Original 4.550% 2035 Notes, the Original 4.625% 2042 Notes and the Original 4.850% 2044 Notes, the "Original 2020 USD Notes") for a like principal amount of 4.750% Senior Notes due 2045, the offer of which has been registered under the Securities Act (the "Exchange 4.750% 2045 Notes" and, together with the Exchange 5.000% 2021 Notes, the Exchange 3.450% 2022 Notes, the Exchange 3.250% 2022 Notes, the Exchange 2.800% 2023 Notes, the Exchange 3.850% 2024 Notes, the Exchange 3.800% 2025 Notes, the Exchange 4.550% 2035 Notes, the Exchange 4.625% 2042 Notes and the Exchange 4.850% 2044 Notes, the "Exchange 2020 USD Notes");

(20)
up to $5,750,000,000 principal amount of 4.250% Senior Notes due 2049 (the "Original 4.250% 2049 Notes" and, together with the Original 2.150% 2021 Notes, the Original 2.300% 2022 Notes, the Original 2.600% 2024 Notes, the Original 2.950% 2026 Notes, the Original 3.200% 2029 Notes and the Original 4.050% 2039 Notes, the "Original Fixed Rate 2019 Notes" and the Original Fixed Rate 2019 Notes, together with the Original Floating Rate Notes, the "Original 2019 Notes") for a like principal amount of 4.250% Senior Notes due 2049, the offer of which has been registered under the Securities Act (the "Exchange 4.250% 2049 Notes" and, together with the Exchange 2.150% 2021 Notes, the Exchange 2.300% 2022 Notes, the Exchange 2.600% 2024 Notes, the Exchange 2.950% 2026 Notes, the Exchange 3.200% 2029 Notes and the Exchange 4.050% 2039 Notes, the "Exchange Fixed Rate 2019 Notes" and the Exchange Fixed Rate 2019 Notes, together with the Exchange Floating Rate Notes, the "Exchange 2019 Notes");

(21)
up to €539,018,000 principal amount of 0.500% Senior Notes due 2021 (the "Original 0.500% 2021 Notes") for a like principal amount of 0.500% Senior Notes due 2021, the offer of which has been registered under the Securities Act (the "Exchange 0.500% 2021 Notes");

(22)
up to €433,228,000 principal amount of 1.500% Senior Notes due 2023 (the "Original 1.500% 2023 Notes") for a like principal amount of 1.500% Senior Notes due 2023, the offer of which has been registered under the Securities Act (the "Exchange 1.500% 2023 Notes");

(23)
up to €603,389,000 principal amount of 1.250% Senior Notes due 2024 (the "Original 1.250% 2024 Notes") for a like principal amount of 1.250% Senior Notes due 2024, the offer of which has been registered under the Securities Act (the "Exchange 1.250% 2024 Notes");

(24)
up to €427,893,000 principal amount of 2.625% Senior Notes due 2028 (the "Original 2.625% 2028 Notes") for a like principal amount of 2.625% Senior Notes due 2028, the offer of which has been registered under the Securities Act (the "Exchange 2.625% 2028 Notes"); and

(25)
up to €513,538,000 principal amount of 2.125% Senior Notes due 2029 (the "Original 2.125% 2029 Notes" and, together with the Original 0.500% 2021 Notes, the Original 1.500% 2023 Notes, the Original 1.250% 2024 Notes and the Original 2.625% 2028 Notes, the "Original Euro Notes" and the Original Euro Notes, together with the Original 2020 USD Notes, the "Original 2020 Notes") for a like principal amount of 2.125% Senior Notes due 2029, the offer of which has been registered under the Securities Act (the "Exchange 2.125% 2029 Notes" and, together with the Exchange 0.500% 2021 Notes, the Exchange 1.500% 2023 Notes, the Exchange 1.250% 2024 Notes and the Exchange 2.625% 2028 Notes, the "Exchange Euro Notes" and the Exchange Euro Notes, together with the Exchange 2020 USD Notes, the "Exchange 2020 Notes").

         The Original 2019 Notes and the Original 2020 USD Notes are collectively referred to in this prospectus as the "Original USD Notes." The Exchange 2019 Notes and the Exchange 2020 USD Notes are collectively referred to in this prospectus as the "Exchange USD Notes," and together with the Original USD Notes as the "USD Notes." The Original Euro Notes and the Exchange Euro Notes are collectively referred to in this prospectus as the "Euro Notes." The Original Fixed Rate 2019 Notes and the Original 2020 Notes are collectively referred to in this prospectus as the "Original Fixed Rate Notes." The Exchange Fixed Rate 2019 Notes and the Exchange 2020 Notes are collectively referred to in this prospectus as the "Exchange Fixed Rate Notes," and together with the Original Fixed Rate Notes as the "Fixed Rate Notes." The Original Floating Rate Notes and the Original Fixed Rate Notes are collectively referred to in this prospectus as the "Original Notes." The Exchange Fixed Rate Notes and the Exchange Floating Rate Notes are collectively referred to in this prospectus as the "Exchange Notes." The Original Notes and the Exchange Notes are collectively referred to in this prospectus as the "Notes."

Material Terms of the Exchange Offers:

  •
  The Issuer will exchange all Original Notes that are validly tendered and not validly withdrawn for a like principal amount of Exchange Notes that are freely tradable.

  •
  You may withdraw tenders of Original Notes at any time prior to the expiration of the relevant Exchange Offer.

  •
  Each Exchange Offer will expire at 5:00 p.m., New York City time, on November 17, 2020 (the "expiration date"), unless extended. We do not currently intend to extend the expiration date unless required to do so by applicable law as described under "The Exchange Offers—Expiration Date; Extensions; Amendments."

  •
  The Original USD Notes may only be tendered in an amount equal to $2,000 in principal amount or in integral multiples of $1,000 in excess thereof. The Original Euro Notes may only be tendered in an amount equal to €100,000 in principal amount or in integral multiples of €1,000 in excess thereof.

  •
  To exchange your Original Notes, you are required to make certain representations to us. See "The Exchange Offers—Procedures for Tendering" for more information.

  •
  We will not receive any proceeds from the Exchange Offers.

The Exchange Notes:

  •
  The terms of the Exchange Notes to be issued in the Exchange Offers are substantially identical to the terms of the corresponding series of Original Notes, except that the issuance of the Exchange Notes will be registered under the Securities Act and the transfer restrictions, registration rights and additional interest provisions applicable to the Original Notes will not apply to the Exchange Notes. The Exchange Notes will represent the same debt as the Original Notes, and AbbVie will issue the Exchange Notes under the same indenture that governs the applicable series of Original Notes.

  •
  The Exchange Notes will be our general, unsecured senior obligations, will rank equally in right of payment with all of our existing and future unsecured senior indebtedness, liabilities and other obligations and will rank senior in right of payment to all of our existing and future unsecured, subordinated indebtedness, liabilities and other obligations. In addition, the Exchange Notes will be effectively subordinated to all of our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and will be structurally subordinated to all of the existing and future indebtedness, liabilities and other obligations (including trade payables) of AbbVie's subsidiaries (other than indebtedness, liabilities and other obligations owed to AbbVie, if any).

  •
  The Exchange USD Notes will not be listed on any securities exchange or any automated dealer quotation system. AbbVie will apply to list the Exchange Euro Notes on the New York Stock Exchange. The listing application will be subject to approval by the New York Stock Exchange. If such listing is obtained, AbbVie has no obligation to maintain such listing, and it may delist any series of the Exchange Euro Notes at any time. There is currently no market for the Exchange Notes.

         All untendered Original Notes will continue to be subject to the restrictions on transfer set forth in the Original Notes and in the Indenture (as defined below) governing the applicable series of Original Notes. In general, the Original Notes may not be offered or sold unless registered under the Securities Act, except pursuant to an exemption from, or in a transaction not subject to, registration under the Securities Act. Other than in connection with the Exchange Offers, AbbVie does not currently anticipate that it will register the offer or sale of any series of the Original Notes under the Securities Act.

         Each broker-dealer that receives Exchange Notes for its own account pursuant to an Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The letter of transmittal states that, by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes where such Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. We have agreed that, for a period of up to 180 days after the expiration date, we will make this prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

         Investing in the Exchange Notes involves risks. See "Risk Factors" beginning on page 19 of this prospectus and those risk factors incorporated by reference into this prospectus for a discussion of certain risks that you should consider before tendering your outstanding Original Notes in connection with the Exchange Offers.

         Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is October 19, 2020.

ABOUT THIS PROSPECTUS

        We have not authorized anyone to provide any information other than that contained or incorporated by reference in this prospectus. We take no responsibility for, and can provide no assurance as to the reliability of, any other information or representations that others may give or make to you. We are not making the Exchange Offers to, nor will we accept surrenders for exchange from, holders of outstanding Original Notes in any jurisdiction in which the applicable Exchange Offer would not be in compliance with the securities or blue sky laws of such jurisdiction or where it is otherwise unlawful.

        References to "AbbVie," the "Company," "we," "our" and "us" in this prospectus are references to AbbVie Inc. and its consolidated subsidiaries, unless otherwise stated or the context otherwise requires.

        This prospectus incorporates business and financial information about us that is not included in or delivered with this prospectus. You can obtain the documents that are incorporated by reference into this prospectus (other than certain exhibits or schedules to those documents), without charge, by requesting them in writing or by telephone from AbbVie at the following address and telephone number or the applicable Exchange Agent (as defined below) at the address set forth on the back cover of this prospectus, or through the SEC website at www.sec.gov:

AbbVie Inc.
1 North Waukegan Road
North Chicago, Illinois 60064
Attention: Investor Relations
(847) 932-7900
http://investors.abbvie.com

        In order to ensure timely delivery of the requested documents, requests should be made no later than November 9, 2020, which is five business days before the date the Exchange Offers expire. See "Where You Can Find More Information" and "Incorporation of Certain Information By Reference."

        You should not assume that the information in this prospectus or any document incorporated by reference herein is accurate as of any date other than the respective dates of those documents. Our business, financial condition, results of operations and prospects may have changed since such dates. The information relating to us contained in this prospectus does not purport to be complete and should be read together with the information contained in the documents incorporated or deemed to be incorporated by reference in this prospectus.

WHERE YOU CAN FIND MORE INFORMATION

        We have filed with the SEC a registration statement on Form S-4 under the Securities Act with respect to the Exchange Offers and the Exchange Notes. This prospectus, which forms part of the registration statement, does not contain all of the information contained in the registration statement and the exhibits to the registration statement, parts of which are omitted in accordance with the rules and regulations of the SEC. You should refer to the registration statement, including the exhibits, for further information about AbbVie and the Exchange Offers and Exchange Notes described in this prospectus. Copies of our SEC filings, including the exhibits to the registration statement, are available through us or from the SEC through the SEC's website.

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet from the SEC's website at www.sec.gov, or our website at www.abbvie.com. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this prospectus or the registration statement of which this prospectus forms a part and you should not rely on any such information in making your investment decision.

        Statements contained in this prospectus or in any document incorporated by reference herein as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to, or incorporated by reference in, the registration statement, each statement being qualified in all respects by such reference.

 INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and information that we file later with the SEC will automatically update and supersede information included or previously incorporated by reference into this prospectus from the date we file the document containing such information. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus. Except to the extent furnished and not filed with the SEC pursuant to Item 2.02 or 7.01 of Form 8-K or as otherwise permitted by the SEC rules, we incorporate by reference the documents listed below and any future filings we will make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from the date of this prospectus until we complete the Exchange Offers or the Exchange Offers are terminated.

        The documents we incorporate by reference into this prospectus are:

  (a)
  Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on February 21, 2020 (including the information in Part III incorporated by reference from AbbVie's Definitive Proxy Statement on Schedule 14A, filed on March 23, 2020);

  (b)
  Quarterly Reports on Form 10-Q for the quarter ended March 31, 2020 and June 30, 2020, as filed with the SEC on May 8, 2020 and August 4, 2020, respectively; and

  (c)
  Current Reports on Form 8-K as filed with the SEC on each of January 27, 2020, February 14, 2020, February 24, 2020, March 9, 2020, March 23, 2020, April 6, 2020, April 20, 2020, April 27, 2020, May 6, 2020, May 8, 2020, May 12, 2020, May 14, 2020, May 14, 2020 (excluding Exhibits 23.1, 99.1 and 99.2 to such Current Report on Form 8-K/A), and October 2, 2020.

        In addition, we also incorporate by reference into this prospectus:

  (a)
  Allergan plc's ("Allergan") consolidated financial statements and financial statement schedule as of December 31, 2019 and 2018 and for each of the years in the three-year period ended December 31, 2019, the related notes, the related Report of Independent Registered Public Accounting Firm thereon and management's report on internal control over financial reporting for the year ended December 31, 2019, included in Allergan's Annual Report on Form 10-K (File No. 001-36867) for the year ended December 31, 2019, as filed with the SEC on February 18, 2020; and

  (b)
  Allergan's unaudited consolidated financial statements as of March 31, 2020 and for the three months ended March 31, 2020 and March 31, 2019 and the related notes, included in Allergan's Quarterly Report on Form 10-Q (File No. 001-36867) for the quarter ended March 31, 2020, as filed with the SEC on May 7, 2020.

        You can obtain the documents that are incorporated by reference into this prospectus (other than certain exhibits or schedules to those documents), without charge, by requesting them in writing or by telephone from AbbVie at the following address and telephone number or the applicable Exchange Agent at the address set forth on the back cover of this prospectus, or through the SEC website at www.sec.gov:

AbbVie Inc.
1 North Waukegan Road
North Chicago, Illinois 60064
Attention: Investor Relations
(847) 932-7900
http://investors.abbvie.com

 CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        Some statements in this prospectus and the documents incorporated by reference herein may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "project," and similar expressions, among others, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties, including the impact of the COVID-19 pandemic on AbbVie's operations, results and financial results, which may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the failure to realize the expected benefits of AbbVie's acquisition of Allergan (the "Acquisition"), the failure to promptly and effectively integrate Allergan's businesses, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the Acquisition, challenges to intellectual property, competition from other products, difficulties inherent in the research and development process, adverse litigation or government action and changes to laws and regulations applicable to our industry. These forward-looking statements are based on numerous assumptions and assessments made in light of AbbVie's experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this prospectus and the documents incorporated by reference herein could cause AbbVie's plans with respect to Allergan or AbbVie's actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this prospectus and the documents incorporated by reference herein are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this prospectus. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie is set forth herein under "Risk Factors" and in AbbVie's filings with the SEC, including the risk factors discussed in AbbVie's most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and in other documents that AbbVie subsequently files with the SEC that update, supplement or supersede such information, all of which are incorporated by reference into this prospectus. AbbVie notes these factors for investors as permitted by the Private Securities Litigation Reform Act of 1995.

        Any forward-looking statements in this prospectus and the documents incorporated by reference herein are based upon information available to AbbVie as of the date of this prospectus and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, AbbVie undertakes no obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to AbbVie or any person acting on its behalf are expressly qualified in their entirety by this paragraph.

        Please carefully review and consider the various disclosures made in this prospectus and the documents incorporated by reference herein that attempt to advise interested parties of the risks and factors that may affect our business, prospects and results of operations.

PROSPECTUS SUMMARY

        This summary provides a brief overview of certain information appearing elsewhere in this prospectus, the accompanying letter of transmittal and the documents incorporated by reference herein, which are described under "Where You Can Find More Information" and "Incorporation of Certain Information by Reference." Because it is abbreviated, this summary does not contain all of the information that may be important to you in understanding the Exchange Offers and the terms of the Exchange Notes. We encourage you to read the entire prospectus, the accompanying letter of transmittal and the documents incorporated by reference herein carefully, including the "Risk Factors" section and our consolidated financial statements and the notes to those financial statements, before participating in the Exchange Offers.

 AbbVie Inc.

        AbbVie is a global, research-based biopharmaceutical company. AbbVie uses its expertise, dedicated people and unique approach to innovation to develop and market advanced therapies that address some of the world's most complex and serious diseases.

        On May 8, 2020, AbbVie completed its acquisition of Allergan. The acquisition of Allergan creates a diversified biopharmaceutical company positioned for success with a comprehensive product portfolio that has leadership positions in key therapeutic areas of immunology, hematologic oncology, aesthetics, neuroscience, eye care and women's health. AbbVie's existing product portfolio and pipeline is enhanced with numerous Allergan assets and Allergan's product portfolio benefits from AbbVie's commercial strength, expertise and international infrastructure. Subsequent to the closing of the Acquisition, AbbVie's consolidated financial statements include the assets, liabilities, operating results and cash flows of Allergan.

        AbbVie's products are generally sold worldwide directly to wholesalers, distributors, government agencies, health care facilities, specialty pharmacies and independent retailers from AbbVie-owned distribution centers and public warehouses. Certain aesthetic products and devices are also sold directly to physicians and other licensed healthcare providers. In the United States, AbbVie distributes pharmaceutical products principally through independent wholesale distributors, with some sales directly to pharmacies and patients. Outside the United States, AbbVie sells products primarily to customers or through distributors, depending on the market served. Certain products are co-marketed or co-promoted with other companies. AbbVie has approximately 47,000 employees. AbbVie operates as a single global business segment.

        AbbVie was incorporated in Delaware on April 10, 2012. On January 1, 2013, AbbVie became an independent company as a result of the distribution by Abbott Laboratories ("Abbott") of 100% of the outstanding common stock of AbbVie to Abbott's shareholders.

        AbbVie also maintains an Internet site at www.abbvie.com. AbbVie's website and the information contained therein or connected thereto shall not be deemed to be incorporated herein, and you should not rely on any such information in making an investment decision.

        The address of AbbVie's principal executive offices is 1 North Waukegan Road, North Chicago, Illinois 60064. AbbVie's telephone number is 847-932-7900.

Summary of the Terms of the Exchange Offers

Background	On November 21, 2019, we completed the private offering and issuance of the Original 2019 Notes. On May 14, 2020, we completed our offers to exchange (the "prior exchange offers") any and all outstanding notes (the "Allergan Notes") issued by certain of Allergan's subsidiaries (each, an "Allergan Issuer") by issuing the Original 2020 Notes in a private offering.

We are offering to issue the Exchange Notes to satisfy our obligations under (i) the Registration Rights Agreement, dated November 21, 2019 (the "2019 Registration Rights Agreement"), that we entered into with the initial purchasers of the Original 2019 Notes, and (ii) the Registration Rights Agreement, dated May 14, 2020 (the "2020 Registration Rights Agreement" and, together with the 2019 Registration Rights Agreement, the "Registration Rights Agreements"), that we entered into with the dealer managers for the prior exchange offers. See "The Exchange Offers—Purpose of the Exchange Offers; Registration Rights."

The Exchange Offers	AbbVie is offering to exchange:

•

the Original Floating Rate May 2021 Notes (Regulation S CUSIP No. U0029QAT3 and ISIN USU0029QAT32 and Rule 144A CUSIP No. 00287YBT5 and ISIN US00287YBT55) for a like principal amount of the Exchange Floating Rate May 2021 Notes (CUSIP No. 00287YBY4 and ISIN US00287YBY41), the offer of which has been registered under the Securities Act;

•

the Original Floating Rate November 2021 Notes (Regulation S CUSIP No. U0029QAM8 and ISIN USU0029QAM88 and Rule 144A CUSIP No. 00287YBJ7 and ISIN US00287YBJ73) for a like principal amount of the Exchange Floating Rate November 2021 Notes (CUSIP No. 00287YBK4 and ISIN US00287YBK47), the offer of which has been registered under the Securities Act;

•

the Original 2.150% 2021 Notes (Regulation S CUSIP No. U0029QAL0 and ISIN USU0029QAL06 and Rule 144A CUSIP No. 00287YBG3 and ISIN US00287YBG35) for a like principal amount of the Exchange 2.150% 2021 Notes (CUSIP No. 00287YBH1 and ISIN US00287YBH18), the offer of which has been registered under the Securities Act;

•

the Original 5.000% 2021 Notes (Regulation S CUSIP No. U0029QAY2 and ISIN USU0029QAY27 and Rule 144A CUSIP No. 00287YCE7 and ISIN US00287YCE77) for a like principal amount of the Exchange 5.000% 2021 Notes (CUSIP No. 00287YCR8 and ISIN US00287YCR80), the offer of which has been registered under the Securities Act;

•

the Original 3.450% 2022 Notes (Regulation S CUSIP No. U0029QAZ9 and ISIN USU0029QAZ91 and Rule 144A CUSIP No. 00287YCF4 and ISIN US00287YCF43) for a like principal amount of the Exchange 3.450% 2022 Notes (CUSIP No. 00287YCS6 and ISIN US00287YCS63), the offer of which has been registered under the Securities Act;

•

the Original 3.250% 2022 Notes (Regulation S CUSIP No. U0029QBA3 and ISIN USU0029QBA32 and Rule 144A CUSIP No. 00287YCG2 and ISIN US00287YCG26) for a like principal amount of the Exchange 3.250% 2022 Notes (CUSIP No. 00287YCT4 and ISIN US00287YCT47), the offer of which has been registered under the Securities Act;

•

the Original Floating Rate 2022 Notes (Regulation S CUSIP No. U0029QAP1 and ISIN USU0029QAP10 and Rule 144A CUSIP No. 00287YBN8 and ISIN US00287YBN85) for a like principal amount of the Exchange Floating Rate 2022 Notes (CUSIP No. 00287YBP3 and ISIN US00287YBP34), the offer of which has been registered under the Securities Act;

•

the Original 2.300% 2022 Notes (Regulation S CUSIP No. U0029QAN6 and ISIN USU0029QAN61 and Rule 144A CUSIP No. 00287YBL2 and ISIN US00287YBL20) for a like principal amount of the Exchange 2.300% 2022 Notes (CUSIP No. 00287YBM0 and ISIN US00287YBM03), the offer of which has been registered under the Securities Act;

•

the Original 2.800% 2023 Notes (Regulation S CUSIP No. U0029QBB1 and ISIN USU0029QBB15 and Rule 144A CUSIP No. 00287YCH0 and ISIN US00287YCH09) for a like principal amount of the Exchange 2.800% 2023 Notes (CUSIP No. 00287YCU1 and ISIN US00287YCU10), the offer of which has been registered under the Securities Act;

•

the Original 3.850% 2024 Notes (Regulation S CUSIP No. U0029QBC9 and ISIN USU0029QBC97 and Rule 144A CUSIP No. 00287YCJ6 and ISIN US00287YCJ64) for a like principal amount of the Exchange 3.850% 2024 Notes (CUSIP No. 00287YCV9 and ISIN US00287YCV92), the offer of which has been registered under the Securities Act;

•

the Original 2.600% 2024 Notes (Regulation S CUSIP No. U0029QAQ9 and ISIN USU0029QAQ92 and Rule 144A CUSIP No. 00287YBQ1 and ISIN US00287YBQ17) for a like principal amount of the Exchange 2.600% 2024 Notes (CUSIP No. 00287YBZ1 and ISIN US00287YBZ16), the offer of which has been registered under the Securities Act;

•

the Original 3.800% 2025 Notes (Regulation S CUSIP No. U0029QBH8 and ISIN USU0029QBH84 and Rule 144A CUSIP No. 00287YDC0 and ISIN US00287YDC03) for a like principal amount of the Exchange 3.800% 2025 Notes (CUSIP No. 00287YCX5 and ISIN US00287YCX58), the offer of which has been registered under the Securities Act;

•

the Original 2.950% 2026 Notes (Regulation S CUSIP No. U0029QAU0 and ISIN USU0029QAU05 and Rule 144A CUSIP No. 00287YBU2 and ISIN US00287YBU29) for a like principal amount of the Exchange 2.950% 2026 Notes (CUSIP No. 00287YBV0 and ISIN US00287YBV02), the offer of which has been registered under the Securities Act;

•

the Original 3.200% 2029 Notes (Regulation S CUSIP No. U0029QAV8 and ISIN USU0029QAV87 and Rule 144A CUSIP No. 00287YBW8 and ISIN US00287YBW84) for a like principal amount of the Exchange 3.200% 2029 Notes (CUSIP No. 00287YBX6 and ISIN US00287YBX67), the offer of which has been registered under the Securities Act;

•

the Original 4.550% 2035 Notes (Regulation S CUSIP No. U0029QBD7 and ISIN USU0029QBD70 and Rule 144A CUSIP No. 00287YCK3 and ISIN US00287YCK38) for a like principal amount of the Exchange 4.550% 2035 Notes (CUSIP No. 00287YCY3 and ISIN US00287YCY32), the offer of which has been registered under the Securities Act;

•

the Original 4.050% 2039 Notes (Regulation S CUSIP No. U0029QAR7 and ISIN USU0029QAR75 and Rule 144A CUSIP No. 00287YBR9 and ISIN US00287YBR99) for a like principal amount of the Exchange 4.050% 2039 Notes (CUSIP No. 00287YCA5 and ISIN US00287YCA55), the offer of which has been registered under the Securities Act;

•

the Original 4.625% 2042 Notes (Regulation S CUSIP No. U0029QBE5 and ISIN USU0029QBE53 and Rule 144A CUSIP No. 00287YCL1 and ISIN US00287YCL11) for a like principal amount of the Exchange 4.625% 2042 Notes (CUSIP No. 00287YCZ0 and ISIN US00287YCZ07), the offer of which has been registered under the Securities Act;

•

the Original 4.850% 2044 Notes (Regulation S CUSIP No. U0029QBF2 and ISIN USU0029QBF29 and Rule 144A CUSIP No. 00287YCM9 and ISIN US00287YCM93) for a like principal amount of the Exchange 4.850% 2044 Notes (CUSIP No. 00287YDA4 and ISIN US00287YDA47), the offer of which has been registered under the Securities Act;

•

the Original 4.750% 2045 Notes (Regulation S CUSIP No. U0029QBG0 and ISIN USU0029QBG02 and Rule 144A CUSIP No. 00287YCN7 and ISIN US00287YCN76) for a like principal amount of the Exchange 4.750% 2045 Notes (CUSIP No. 00287YDB2 and ISIN US00287YDB20), the offer of which has been registered under the Securities Act;

•

the Original 4.250% 2049 Notes (Regulation S CUSIP No. U0029QAS5 and ISIN USU0029QAS58 and Rule 144A CUSIP No. 00287YBS7 and ISIN US00287YBS72) for a like principal amount of the Exchange 4.250% 2049 Notes (CUSIP No. 00287YCB3 and ISIN US00287YCB39), the offer of which has been registered under the Securities Act;

•

the Original 0.500% 2021 Notes (Regulation S CUSIP No. U0029QBK1 and ISIN XS2117754163 and Rule 144A CUSIP No. 00287YDE6 and ISIN XS2117754247) for a like principal amount of the Exchange 0.500% 2021 Notes (CUSIP No. 00287YDL0 and ISIN XS2125913603), the offer of which has been registered under the Securities Act;

•

the Original 1.500% 2023 Notes (Regulation S CUSIP No. U0029QBL9 and ISIN XS2117754593 and Rule 144A CUSIP No. 00287YDF3 and ISIN XS2117754759) for a like principal amount of the Exchange 1.500% 2023 Notes (CUSIP No. 00287YDM8 and ISIN XS2125913942), the offer of which has been registered under the Securities Act;

•

the Original 1.250% 2024 Notes (Regulation S CUSIP No. U0029QBM7 and ISIN XS2117754833 and Rule 144A CUSIP No. 00287YDG1 and ISIN XS2117754916) for a like principal amount of the Exchange 1.250% 2024 Notes (CUSIP No. 00287YDN6 and ISIN XS2125914593), the offer of which has been registered under the Securities Act;

•

the Original 2.625% 2028 Notes (Regulation S CUSIP No. U0029QBN5 and ISIN XS2117755053 and Rule 144A CUSIP No. 00287YDH9 and ISIN XS2117755210) for a like principal amount of the Exchange 2.625% 2028 Notes (CUSIP No. 00287YDP1 and ISIN XS2125914833), the offer of which has been registered under the Securities Act; and

•

the Original 2.125% 2029 Notes (Regulation S CUSIP No. U0029QBP0 and ISIN XS2117755566 and Rule 144A CUSIP No. 00287YDJ5 and ISIN XS2117755996) for a like principal amount of the Exchange 2.125% 2029 Notes (CUSIP No. 00287YDQ9 and ISIN XS2125914916), the offer of which has been registered under the Securities Act.

The Original USD Notes may only be tendered in an amount equal to $2,000 in principal amount or in integral multiples of $1,000 in excess thereof. The Original Euro Notes may only be tendered in an amount equal to €100,000 in principal amount or in integral multiples of €1,000 in excess thereof. See "The Exchange Offers—Terms of the Exchange Offers."

In order to exchange an Original Note, you must follow the required procedures, and AbbVie must accept the Original Note for exchange. Unless one or more Exchange Offers are terminated, AbbVie will exchange all Original Notes validly tendered and not validly withdrawn prior to the expiration date. See "The Exchange Offers."

Resale of Exchange Notes

Based on interpretations of the SEC staff, as described in previous no-action letters issued to third parties, we believe that the Exchange Notes you receive pursuant to the Exchange Offers in exchange for the Original Notes may be offered for resale, resold and otherwise transferred without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that:

• you are acquiring the Exchange Notes issued in the Exchange Offers in the ordinary course of your business;

•

you have not engaged in, do not intend to engage in, and have no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the Exchange Notes you will receive in the Exchange Offers; and

• you are not an "affiliate" of AbbVie, as defined in Rule 405 of the Securities Act.

By tendering your Original Notes as described in "The Exchange Offers—Procedures for Tendering," you will be making representations to this effect. If you fail to satisfy any of these conditions, you cannot rely on the position of the SEC set forth in the no-action letters referred to above and you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale of the Exchange Notes.

We base our belief on interpretations by the SEC staff in no-action letters issued to other issuers in Exchange Offers like ours. We cannot guarantee that the SEC would make a similar decision about our Exchange Offers. If our belief is wrong, you could incur liability under the Securities Act. We will not protect you against any loss incurred as a result of this liability under the Securities Act.

Each broker-dealer that receives Exchange Notes for its own account in exchange for Original Notes, where such Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes. See "Plan of Distribution."

Consequences if You Do Not Exchange Your Original Notes

Original Notes that are not tendered in the Exchange Offers or are not accepted for exchange will remain outstanding and continue to accrue interest, but will be subject to transfer restrictions. You will not be able to offer or sell such Original Notes unless you are able to rely on an exemption from the requirements of the Securities Act or the offer or sale of Original Notes is registered under the Securities Act.

After the Exchange Offers are completed, AbbVie will no longer have an obligation to register the offer or sale of Original Notes, except as provided under the applicable Registration Rights Agreement. To the extent that Original Notes are tendered and accepted in the Exchange Offers, the market for any remaining Original Notes will be adversely affected. See "Risk Factors—Risks Relating to the Exchange Offers—If you fail to exchange your Original Notes, they will continue to be restricted securities and may become less liquid."

Expiration Date

Each Exchange Offer expires at 5:00 p.m., New York City time, on November 17, 2020, subject to our right to extend the expiration date for any Exchange Offer. See "The Exchange Offers—Expiration Date; Extensions; Amendments."

Issuance of Exchange Notes

AbbVie will issue Exchange Notes in exchange for Original Notes tendered and accepted in the Exchange Offers promptly following the applicable expiration date (unless amended as described in this prospectus). See "The Exchange Offers—Terms of the Exchange Offers."

Conditions to the Exchange Offers

The Exchange Offers are subject to certain customary conditions, which we may amend or waive. The Exchange Offers are not conditioned upon any minimum principal amount of outstanding Original Notes being tendered. See "The Exchange Offers—Conditions to the Exchange Offers."

Special Procedures for Beneficial Holders

If you beneficially own Original Notes which are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender in the Exchange Offers, you should contact the registered holder promptly and instruct such person to tender on your behalf. If you wish to tender in the Exchange Offers on your own behalf, you must, prior to completing and executing the letter of transmittal and delivering your Original Notes, either arrange to have the Original Notes registered in your name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take a considerable amount of time. See "The Exchange Offers—Procedures for Tendering."

Withdrawal Rights	You may withdraw your tender of Original Notes at any time before the expiration date for the applicable Exchange Offer. See "The Exchange Offers—Withdrawal of Tenders."
Accounting Treatment	We will not recognize any gain or loss for accounting related to the Exchange Offers. We will record the expenses of the Exchange Offers as incurred. See "The Exchange Offers—Accounting Treatment."
U.S. Federal Income Tax Consequences

The exchange of Original Notes for Exchange Notes pursuant to the Exchange Offers generally should not be a taxable event for U.S. federal income tax purposes. See "Material U.S. Federal Income Tax Consequences."

Use of Proceeds	We will not receive any cash proceeds from the issuance of Exchange Notes in connection with the Exchange Offers.
USD Exchange Agent

U.S. Bank National Association ("US Bank") is serving as exchange agent (the "USD Exchange Agent") in connection with the Exchange Offers for the Original USD Notes. The address and telephone number of the USD Exchange Agent are set forth under "The Exchange Offers—Exchange Agents."

Euro Exchange Agent

Elavon Financial Services DAC, U.K. branch ("Elavon") is serving as exchange agent (the "Euro Exchange Agent" and, together with the USD Exchange Agent, the "Exchange Agents" and each an "Exchange Agent") in connection with the Exchange Offers for the Original Euro Notes. The address and telephone number of the Euro Exchange Agent are set forth under "The Exchange Offers—Exchange Agents."

Summary of the Terms of the Exchange Notes

        The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The "Description of Notes" section of this prospectus contains a more detailed description of the terms of the Exchange Notes. Other than the restrictions on transfer, registration rights and additional interest provisions, the Exchange Notes will have the same financial terms and covenants as the Original Notes.

Issuer	AbbVie Inc., a Delaware corporation.
Securities Offered	Up to $43,251,781,000 aggregate principal amount of Exchange USD Notes and €2,517,066,000 aggregate principal amount of Exchange Euro Notes, consisting of up to:
• $750,000,000 aggregate principal amount of Senior Floating Rate Notes due May 2021;
• $750,000,000 aggregate principal amount of Senior Floating Rate Notes due November 2021;
• $1,750,000,000 aggregate principal amount of 2.150% Senior Notes due 2021;
• $1,175,701,000 aggregate principal amount of 5.000% Senior Notes due 2021;
• $2,627,036,000 aggregate principal amount of 3.450% Senior Notes due 2022;
• $1,462,358,000 aggregate principal amount of 3.250% Senior Notes due 2022;
• $750,000,000 aggregate principal amount of Senior Floating Rate Notes due 2022;
• $3,000,000,000 aggregate principal amount of 2.300% Senior Notes due 2022;
• $244,575,000 aggregate principal amount of 2.800% Senior Notes due 2023;
• $945,394,000 aggregate principal amount of 3.850% Senior Notes due 2024;
• $3,750,000,000 aggregate principal amount of 2.600% Senior Notes due 2024;
• $2,890,467,000 aggregate principal amount of 3.800% Senior Notes due 2025;
• $4,000,000,000 aggregate principal amount of 2.950% Senior Notes due 2026;
• $5,500,000,000 aggregate principal amount of 3.200% Senior Notes due 2029;
• $1,681,354,000 aggregate principal amount of 4.550% Senior Notes due 2035;

• $4,000,000,000 aggregate principal amount of 4.050% Senior Notes due 2039;
• $389,217,000 aggregate principal amount of 4.625% Senior Notes due 2042;
• $1,008,583,000 aggregate principal amount of 4.850% Senior Notes due 2044;
• $827,096,000 aggregate principal amount of 4.750% Senior Notes due 2045;
• $5,750,000,000 aggregate principal amount of 4.250% Senior Notes due 2049;
• €539,018,000 aggregate principal amount of 0.500% Senior Notes due 2021;
• €433,228,000 aggregate principal amount of 1.500% Senior Notes due 2023;
• €603,389,000 aggregate principal amount of 1.250% Senior Notes due 2024;
• €427,893,000 aggregate principal amount of 2.625% Senior Notes due 2028; and
• €513,538,000 aggregate principal amount of 2.125% Senior Notes due 2029.
Interest Rates; Interest Payment Dates; Maturity Dates

Each new series of Exchange Notes will have the same interest rate, interest payment dates and maturity date as the corresponding series of Original Notes for which such new series of Exchange Notes is being offered in exchange. With respect to each series of Exchange Notes, (a) interest will accrue on such Exchange Notes from the most recent date on which interest on the corresponding Original Notes has been paid or, if no interest has been paid, from the issue date of the corresponding Original Notes (except that, with respect to the Exchange 1.500% 2023 Notes and the Exchange 2.625% 2028 Notes, interest will accrue from November 15, 2019, the most recent date on which interest on the corresponding Allergan Notes was paid by the applicable Allergan Issuer) and (b) if the regular record date for the first interest payment date would be a date prior to the settlement date of the related Exchange Offer, the record date for such first interest payment date will be the day immediately preceding such first interest payment date.

Interest Rates and Maturity Dates	Interest Payment Dates
Senior Floating Rate Notes due May 21, 2021 will bear interest at a floating rate, reset quarterly, equal to the Benchmark (as defined in the "Description of Notes" below), which will initially be three-month LIBOR plus 0.350% per annum	February 21, May 21, August 21 and November 21
Senior Floating Rate Notes due November 19, 2021 will bear interest at a floating rate, reset quarterly, equal to the Benchmark, which will initially be three-month LIBOR plus 0.460% per annum	February 19, May 19, August 19 and November 19
2.150% Senior Notes due November 19, 2021	May 19 and November 19
5.000% Senior Notes due December 15, 2021	June 15 and December 15
3.450% Senior Notes due March 15, 2022	March 15 and September 15
3.250% Senior Notes due October 1, 2022	April 1 and October 1
Senior Floating Rate Notes due November 21, 2022 will bear interest at a floating rate, reset quarterly, equal to the Benchmark, which will initially be three-month LIBOR plus 0.650% per annum	February 21, May 21, August 21 and November 21
2.300% Senior Notes due November 21, 2022	May 21 and November 21
2.800% Senior Notes due March 15, 2023	March 15 and September 15
3.850% Senior Notes due June 15, 2024	June 15 and December 15
2.600% Senior Notes due November 21, 2024	May 21 and November 21
3.800% Senior Notes due March 15, 2025	March 15 and September 15
2.950% Senior Notes due November 21, 2026	May 21 and November 21
3.200% Senior Notes due November 21, 2029	May 21 and November 21
4.550% Senior Notes due March 15, 2035	March 15 and September 15
4.050% Senior Notes due November 21, 2039	May 21 and November 21
4.625% Senior Notes due October 1, 2042	April 1 and October 1
4.850% Senior Notes due June 15, 2044	June 15 and December 15
4.750% Senior Notes due March 15, 2045	March 15 and September 15
4.250% Senior Notes due November 21, 2049	May 21 and November 21
0.500% Senior Notes due June 1, 2021	June 1
1.500% Senior Notes due November 15, 2023	November 15
1.250% Senior Notes due June 1, 2024	June 1
2.625% Senior Notes due November 15, 2028	November 15
2.125% Senior Notes due June 1, 2029	June 1

Optional Redemption	Each new series of Exchange Notes will have the same optional redemption terms as the corresponding series of Original Notes for which such new series of Exchange Notes is being offered in exchange. The Exchange Floating Rate Notes, like the Original Floating Rate Notes, are not redeemable prior to maturity.

For additional information, see "Description of Notes—Description of the Exchange USD Notes—Optional Redemption of the Exchange USD Notes" and "Description of Notes—Description of the Exchange Euro Notes—Optional Redemption of the Exchange Euro Notes."

Redemption for Tax Reasons of Exchange Euro Notes

AbbVie may redeem each series of Exchange Euro Notes at its option in whole, but not in part, if the tax laws of the United States (or any taxing authority in the United States) change and it becomes obligated to pay additional amounts on the Exchange Euro Notes as described under "Description of Notes—Description of the Exchange Euro Notes—Payment of Additional Amounts." This redemption would be at 100% of the principal amount, together with accrued and unpaid interest on the Exchange Euro Notes of such series to the date fixed for redemption. See "Description of Notes—Description of the Exchange Euro Notes—Redemption for Tax Reasons."

Ranking	The Exchange Notes will be AbbVie's general, unsecured senior obligations, and will:
• rank equally in right of payment with all of AbbVie's existing and future unsecured senior indebtedness, liabilities and other obligations;
• rank senior in right of payment to all of AbbVie's existing and future unsecured, subordinated indebtedness, liabilities and other obligations;
• be effectively subordinated to all of AbbVie's existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness; and

•

be structurally subordinated to all of the existing and future indebtedness, liabilities and other obligations (including trade payables) of AbbVie's subsidiaries (other than indebtedness, liabilities and other obligations owed to us, if any). See "Description of Notes—Ranking."

Currency of Payment of Exchange Euro Notes

All payments of interest and principal, including payments made upon any redemption of the Exchange Euro Notes, will be made in euro. If the euro is unavailable to AbbVie due to the imposition of exchange controls or other circumstances beyond AbbVie's control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Exchange Euro Notes will be made in dollars until the euro is again available to AbbVie or so used.

Additional Amounts of Exchange Euro Notes

AbbVie will, subject to certain exceptions and limitations set forth herein, pay additional amounts on the Exchange Euro Notes as are necessary in order that the net payment by it of the principal of, and premium, if any, and interest on the Exchange Euro Notes to a holder who is not a U.S. person, after withholding or deduction for any future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States will not be less than the amount provided in the Exchange Euro Notes to be then due and payable. See "Description of Notes—Description of the Exchange Euro Notes—Payment of Additional Amounts."

Certain Covenants

AbbVie will issue (i) the Exchange 2019 Notes under the 2019 Indenture (as defined in the "Description of Notes" below), which is the same indenture as that governing the Original 2019 Notes, (ii) the Exchange 2020 USD Notes under the 2020 USD Indenture (as defined in the "Description of Notes" below), which is the same indenture as that governing the Original 2020 USD Notes, and (iii) the Exchange 2020 Euro Notes under the 2020 Euro Indenture (as defined in the "Description of Notes" below), which is the same indenture as that governing the Original 2020 Euro Notes. Each of the 2019 Indenture, the 2020 USD Indenture and the 2020 Euro Indenture includes covenants that, among other things, limit the ability of AbbVie and its subsidiaries to create or permit to exist mortgages with respect to their principal domestic properties and certain other assets and to enter into sale and leaseback transactions with respect to such principal domestic properties and limit AbbVie's ability to consolidate with or merge into any other entity or convey, transfer, or lease AbbVie's properties and assets substantially as an entirety. These covenants are subject to a number of important qualifications and limitations. See "Description of Notes—Certain Covenants of AbbVie" and "Description of Notes—Consolidation, Merger and Sale of Assets."

Additional Notes	AbbVie may "re-open" each series of Exchange Notes and issue an unlimited principal amount of additional Notes of that series in the future without the consent of the holders.
Form and Minimum Denominations

The Exchange Notes will be issued only in registered, book-entry form. There will be a global note ("Global Note") deposited with a common depositary for the Depository Trust Company ("DTC") for the Exchange USD Notes and with either Euroclear Bank SA/NV, as operator of the Euroclear System ("Euroclear"), or Clearstream Banking S.A. ("Clearstream") for the Exchange Euro Notes.

The Exchange USD Notes will only be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Euro Notes will only be issued in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Risk Factors

You should carefully consider the information set forth herein under "Risk Factors" and the other information in this prospectus and the documents incorporated herein by reference in deciding whether to participate in the Exchange Offers and for certain risks related to the Exchange Notes.

No Public Market

The Exchange Notes are new securities and there are currently no established trading markets for any series of the Exchange Notes. AbbVie does not intend to apply for listing of the Exchange USD Notes on any securities exchange or for inclusion of the Exchange USD Notes in any automated quotation system. However, following the completion of the Exchange Offers, AbbVie will apply to list the Exchange Euro Notes on the New York Stock Exchange. The listing application will be subject to approval by the New York Stock Exchange. If such listing is obtained, AbbVie has no obligation to maintain such listing, and it may delist any series of the Exchange Euro Notes at any time.

Trustee of the Exchange Notes	U.S. Bank National Association.
Calculation Agent of the Exchange Floating Rate Notes	U.S. Bank National Association.
Paying Agent, Registrar and Transfer Agent of the Exchange USD Notes	U.S. Bank National Association.
London Paying Agent of the Exchange Euro Notes	Elavon Financial Services DAC, U.K. Branch.
Registrar and Transfer Agent of the Exchange Euro Notes	U.S. Bank National Association.
Governing Law	The State of New York.

RISK FACTORS

        The Exchange Notes, like the Original Notes, entail certain risks. You should carefully consider the following risk factors, as well as the other information contained or incorporated by reference in this prospectus, including the sections titled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the three months ended March 31, 2020 and June 30, 2020, respectively, and Allergan's Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the three months ended March 31, 2020, before making a decision to continue your investment in the Notes or to tender your Original Notes in exchange for the Exchange Notes.

        Any of the following risks and those in the documents incorporated by reference herein could materially and adversely affect our business, financial condition or results of operations. However, the risks described below and in the documents incorporated by reference herein are not the only risks facing us. Additional risks and uncertainties not currently known to us or those we currently view to be immaterial may also materially and adversely affect our business, financial condition or results of operations in the future. In such a case, we may not be able to make payments of principal and interest on the Notes, and you may lose all or part of your original investment.

 Risks Relating to the Exchange Offers

If you fail to exchange your Original Notes, they will continue to be restricted securities and may become less liquid.

        Original Notes that you do not tender or that we do not accept will, following the Exchange Offers, continue to be restricted securities, and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

        Because we anticipate that most holders of Original Notes will elect to exchange their Original Notes, we expect that the liquidity of the market for any Original Notes remaining after the completion of the Exchange Offers will be substantially limited. Any Original Notes tendered and exchanged in the Exchange Offers will reduce the aggregate principal amount of the Original Notes of the applicable series outstanding. Following the Exchange Offers, if you do not tender your Original Notes, you generally will not have any further registration rights, and your Original Notes will continue to be subject to certain transfer restrictions. Accordingly, the liquidity of the market for the Original Notes could be adversely affected.

You must comply with the Exchange Offers procedures in order to receive freely tradable Exchange Notes.

        Delivery of Exchange Notes in exchange for Original Notes tendered and accepted for exchange pursuant to the Exchange Offers will be made only if such tenders comply with the Exchange Offer procedures described herein. We are not required to notify you of defects or irregularities in tenders of Original Notes for exchange. The method of delivery of Original Notes and the letter of transmittal and all other required documents to the applicable Exchange Agent is at the election and risk of the holders of the Original Notes.

The Exchange Offers may not be completed.

        The Exchange Offers are subject to the satisfaction of certain conditions. See "The Exchange Offers—Conditions to the Exchange Offers." Even if the Exchange Offers are completed, they may not be completed on the schedule described in this prospectus. Accordingly, holders participating in the Exchange Offers may have to wait longer than expected to receive their Exchange Notes, during which time such holders will not be able to effect transfers of their Original Notes tendered in the Exchange Offers.

        Until we announce whether we have accepted valid tenders of Original Notes for exchange pursuant to the Exchange Offers, no assurance can be given that the Exchange Offers will be completed. In addition, subject to applicable law and as provided in this prospectus, we may, in our sole discretion, extend, re-open, amend, waive any condition of or terminate the Exchange Offers at any time before our announcement of whether we will accept valid tenders of Original Notes for exchange pursuant to the Exchange Offers, which we expect to make as soon as reasonably practicable after the expiration date.

If you are a broker-dealer, your ability to transfer the Exchange Notes may be restricted.

        A broker-dealer that acquired the Original Notes for its own account as a result of market-making activities or other trading activities must comply with the prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes. Our obligation to make this prospectus available to broker-dealers is limited. Consequently, we cannot guarantee that a proper prospectus will be available to broker-dealers wishing to resell their Exchange Notes.

Risks Relating to the Notes

We have significant outstanding unused borrowing capacity and significant outstanding debt and may incur additional debt in the future. The terms of such indebtedness could restrict our and our subsidiaries' activities.

        In August 2018, we entered into a $3 billion revolving credit facility with various financial institutions, which was amended and restated in August 2019 to increase the commitments thereunder to $4 billion (as amended and restated, the "Revolving Credit Facility"). As of June 30, 2020, there were no amounts outstanding under the Revolving Credit Facility. In addition, in connection with the Acquisition, we, together with various financial institutions, entered into a $6 billion term loan facility (the "Acquisition Term Loan") in July 2019. On May 8, 2020, we borrowed $3.0 billion under the Acquisition Term Loan to fund a portion of the cash consideration paid to Allergan shareholders in connection with the Acquisition. Subsequent to this borrowing, we terminated the unused commitments of the lenders under the Acquisition Term Loan.

        Our credit facilities impose restrictions on us and our subsidiaries, including certain restrictions on our ability to incur liens on our assets. In addition, these credit facilities require us to maintain compliance with a financial covenant. Our ability to comply with these restrictions and covenants may be affected by events beyond our control. If we breach any of these restrictions or covenants and do not obtain a waiver from the lenders under the applicable credit facility, then, subject to applicable cure periods, any outstanding indebtedness under such credit facility could be declared immediately due and payable.

        In addition, as of June 30, 2020, we had $83 billion aggregate principal amount of unsecured senior notes outstanding (based on exchange rates in effect as of June 30, 2020). We may also incur significantly more debt in the future.

We have limited direct operations and depend on dividends and other distributions from our subsidiaries.

        We have limited direct operations. Our principal assets are the equity interests that we hold in our subsidiaries. As a result, we depend on dividends and other distributions from our subsidiaries to generate the funds necessary to meet our financial obligations, including the payment of principal and interest on our outstanding indebtedness. Our subsidiaries are legally distinct from us and have no obligation to pay amounts due on our indebtedness or to make funds available for such payment. In addition, our subsidiaries are permitted under the terms of the Indentures that govern the Original

Notes and that will govern the Exchange Notes to incur additional indebtedness that may restrict or prohibit the making of distributions, the payment of dividends or the making of loans by such subsidiaries to us. We cannot assure you that the agreements governing the current and future indebtedness of our subsidiaries will permit such subsidiaries to provide us with sufficient dividends, distributions or loans to fund payments on the Notes when due.

An increase in interest rates could result in a decrease in the market values of the Notes.

        In general, as market interest rates rise, notes bearing interest at a fixed rate decline in value because the premium over market interest rates, if any, will decline. Consequently, if you invest in the Notes and market interest rates increase, the market values of your Notes may decline. We cannot predict the future level of market interest rates.

Changes in our credit ratings may adversely affect the values of the Notes.

        We expect that each series of the Exchange Notes will be rated by one or more nationally recognized statistical rating organizations. Any ratings assigned to the Notes could be lowered, suspended or withdrawn entirely by the rating agencies if, in each rating agency's judgment, circumstances warrant. Actual or anticipated changes or downgrades in our credit ratings, including any announcement that our ratings are under further review for a downgrade, could affect the market values of the Notes.

The Indentures that govern the Original Notes and that will govern the Exchange Notes do not restrict the amount of additional debt that we may incur.

        The Exchange Notes and the Indentures under which the Exchange Notes will be issued do not place any limitation on the amount of debt that we and our subsidiaries may incur (other than certain limited restrictions on the incurrence of certain secured debt). Our incurrence of additional debt may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes, a loss in the market values of the Notes and a risk that any credit rating of the Notes is lowered or withdrawn. In addition, we are not restricted under the Indentures that govern the Original Notes and that will govern the Exchange Notes from paying dividends or issuing or repurchasing our securities.

        There are no financial covenants in the Indentures that govern the Original Notes and that will govern the Exchange Notes. Except for the covenants described under "Description of Notes—Certain Covenants of AbbVie" and "Description of Notes—Consolidation, Merger and Sale of Assets," there are no covenants or any other provisions in the Indentures under which the Original Notes were issued and the Exchange Notes will be issued, which may afford you protection in the event of a highly leveraged transaction, including one that may or may not result in our change of control.

There are currently no markets for the Exchange Notes, and active trading markets may not develop for the Notes.

        The Exchange Notes are new securities for which there are no established trading markets. We do not intend to apply for listing of the Exchange USD Notes on any securities exchange or for inclusion of the Exchange USD Notes in any automated quotation system. We only intend to apply for listing of the Exchange Euro Notes for trading on the New York Stock Exchange. The listing application will be subject to approval by the New York Stock Exchange. If such a listing is obtained, we have no obligation to maintain such listing, and we may delist the Exchange Euro Notes at any time. In addition, the liquidity of the trading markets in the Notes and the market prices quoted for the Notes may be adversely affected by changes in the overall market for securities and by changes in our financial performance or prospects or changes in the financial performance or prospects of companies in our industry. Active trading markets for the Notes may not develop or be sustained and there can be no assurance as to the liquidity of any markets that do develop. You may not be able to sell your Notes at a particular time, and the price that you receive when you sell may not be favorable.

Neither we nor any of our subsidiaries have any property that has been determined to be a principal domestic property under the Indentures that govern the Original Notes and that will govern the Exchange Notes. In addition, our board of directors has broad discretion to determine that a property is not a principal domestic property and therefore not subject to certain covenants in the Indentures that govern the Original Notes and that will govern the Exchange Notes.

        The Indentures that govern the Original Notes and that will govern the Exchange Notes include covenants that, among other things, limit our and our subsidiaries' ability to create or permit to exist mortgages with respect to our principal domestic properties and certain other assets and to enter into sale and leaseback transactions with respect to such principal domestic properties. However, as of the date of this prospectus, neither we, nor any of our subsidiaries, have any property that would constitute a principal domestic property under the Indentures that govern the Original Notes and that will govern the Exchange Notes.

        In addition, the Indentures that govern the Original Notes and that will govern the Exchange Notes provide that a principal domestic property means any building, structure or other facility, together with the land on which it is erected and fixtures comprising a part thereof, used primarily for manufacturing, processing, research, warehousing or distribution and located in the United States (excluding its territories and possessions and Puerto Rico), owned or leased by us or any of our domestic subsidiaries and having a net book value which, on the date the determination as to whether a property is a principal domestic property is being made, exceeds 2% of our consolidated net assets, other than any such building, structure or other facility or a portion thereof (i) which is an air or water pollution control facility financed by state or local governmental obligations or (ii) which the chairman of our board, chief executive officer, an executive vice president, a senior vice president or a vice president and our chief financial officer, treasurer, or assistant treasurer determine in good faith, at any time on or prior to such date, is not of material importance to the total business conducted, or assets owned, by us and our subsidiaries as an entirety. Although it has not yet done so, under the terms of the Indenture that govern the Original Notes and that will govern the Exchange Notes, the chairman of our board or any of our executive officers listed above may determine from time to time that a property owned by us or our subsidiaries is not a principal domestic property and therefore such property is not be subject to the covenants in the Indentures that govern the Original Notes and that will govern the Exchange Notes.

The Original Notes are, and the Exchange Notes will be, structurally subordinated to all of the obligations of our subsidiaries. Our ability to service our debt is dependent on the performance of our subsidiaries.

        The Original Notes are, and the Exchange Notes will be, structurally subordinated to all existing and future indebtedness, liabilities and other obligations (including trade payables), of our subsidiaries, including Allergan and its subsidiaries (other than indebtedness, liabilities and other obligations owed to us, if any). The incurrence of indebtedness or other liabilities by any of our subsidiaries is not prohibited by the Indentures that govern the Original Notes and that will govern the Exchange Notes, and could adversely affect our ability to pay our obligations on the Notes.

        Our subsidiaries are separate and distinct legal entities from us and such subsidiaries have no obligation to pay any amounts due on the Notes or to provide us with funds to meet the payment obligations on the Notes. Any payment of dividends, loans or advances by our subsidiaries could be subject to statutory or contractual restrictions and will be contingent upon the subsidiaries' earnings and business considerations. Our right to receive any assets of any of our subsidiaries upon their bankruptcy, liquidation, or similar reorganization, and the rights of the holders of the Notes, will be structurally subordinated to all existing and future indebtedness and other liabilities of such subsidiaries.

The Original Notes are, and the Exchange Notes will be, subject to prior claims of secured creditors.

        The Original Notes are, and the Exchange Notes will be, our unsecured, unsubordinated obligations, and will rank equally in right of payment with all of our existing and future unsecured senior indebtedness, liabilities and other obligations and will be effectively subordinated in right of payment to all of our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness. As of June 30, 2020, we did not have any significant secured debt outstanding. However, each of the Indentures that governs the Original Notes and that will govern the Exchange Notes and the agreements governing our credit facilities permits us and our subsidiaries to incur secured debt under certain circumstances, and the amounts could be substantial. If we incur any debt secured by our assets or the assets of our subsidiaries, these assets could be subject to the claims of secured creditors that are prior to your claim as a holder of Notes.

        In the event of a bankruptcy, liquidation, or similar proceeding, our pledged assets would be available to satisfy obligations in respect of the secured debt before any payment could be made on the Notes. As a result, the Notes will be effectively subordinated to any secured debt that we may have to the extent of the value of the assets securing such debt. To the extent that such pledged assets cannot satisfy such secured debt, the holders of such debt would have a claim for any shortfall that would rank equally in right of payment with the Notes.

Our credit ratings may not reflect all risks of your investment in the Notes.

        Any credit ratings assigned or that will be assigned to the Notes are limited in scope, and do not address all material risks relating to an investment in the Notes, but rather reflect only the view of each rating agency at the time the rating is issued. An explanation of the significance of such rating may be obtained from such rating agency. There can be no assurance that such credit ratings will remain in effect for any given period of time or that a rating will not be lowered, suspended or withdrawn entirely by the applicable rating agencies, if, in such rating agency's judgment, circumstances so warrant.

        Agency credit ratings are not a recommendation to buy, sell or hold any security. Each agency's rating should be evaluated independently of any other agency's rating. Actual or anticipated changes or downgrades in our credit ratings, including any announcement that our ratings are under further review for a downgrade, could affect the market values of the Notes and increase our corporate borrowing costs.

We may choose to redeem the Fixed Rate Notes of any series prior to maturity.

        We may redeem some or all of the Fixed Rate Notes of any series at any time. See "Description of Notes—Description of the Exchange USD Notes—Optional Redemption of the Exchange USD Notes" and "Description of Notes—Description of the Exchange Euro Notes—Optional Redemption of the Exchange Euro Notes." Although the Fixed Rate Notes contain provisions designed to compensate you for the lost value of your Fixed Rate Notes if we redeem some or all of the Fixed Rate Notes prior to maturity, they are only an approximation of this lost value and may not adequately compensate you. Furthermore, depending on prevailing interest rates at the time of any such redemption, you may not be able to reinvest the redemption proceeds in a comparable security at an interest rate as high as the interest rate of the Fixed Rate Notes being redeemed or at an interest rate that would otherwise compensate you for any lost value as a result of any redemption of the Fixed Rate Notes.

The pro forma financial statements incorporated by reference into this prospectus are based on various assumptions that may not prove to be correct, and they are presented for illustrative purposes only and may not be an indication of the combined company's financial condition or results of operations following the Acquisition.

        The pro forma financial statements incorporated by reference into this prospectus are based on various adjustments, assumptions and preliminary estimates and may not be an indication of the combined company's financial condition or results of operations following the transaction for several reasons. The actual financial condition and results of operations of the combined company following the Acquisition may not be consistent with, or evident from, these pro forma financial statements. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the combined company's financial condition or results of operations following the Acquisition.

Risks Relating to the Floating Rate Notes

The Floating Rate Notes bear additional risks.

        The Floating Rate Notes bear interest at a floating rate, and accordingly carry significant risks not associated with conventional fixed rate debt securities. These risks include fluctuation of the interest rates and the possibility that you will receive an amount of interest that is lower than expected. We have no control over a number of matters, including economic, financial and political events that are important in determining the existence, magnitude and longevity of these risks and their results.

Uncertainty relating to the calculation of LIBOR and other reference rates and their potential discontinuance may materially adversely affect the value of the Floating Rate Notes.

        National and international regulators and law enforcement agencies have conducted investigations into a number of rates or indices which are deemed to be "reference rates." Actions by such regulators and law enforcement agencies may result in changes to the manner in which certain reference rates are determined, their discontinuance or the establishment of alternative reference rates. In particular, on July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (the "FCA"), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. Notwithstanding the foregoing, it appears highly likely that LIBOR will be discontinued or modified by 2021.

        At this time, it is not possible to predict the effect that these developments, any discontinuance, modification or other reforms to LIBOR or any other reference rate, or the establishment of alternative reference rates may have on LIBOR, other benchmarks or floating rate debt securities, including the Floating Rate Notes. Uncertainty as to the nature of such potential discontinuance, modification, alternative reference rates or other reforms may materially adversely affect the trading market for securities linked to such benchmarks, including the Floating Rate Notes. Furthermore, the use of alternative reference rates or other reforms could cause the interest rate calculated for the Floating Rate Notes to be materially different than expected.

        If it is determined that LIBOR has been discontinued and an alternative reference rate for three-month LIBOR is used as described in "Description of Notes—Description of the Exchange USD Notes—Interest Rates on the Exchange Floating Rate Notes," we (or our designee, which may be the calculation agent, a successor calculation agent, or such other designee of ours (any of such entities, the "Designee")) may make certain adjustments to such rate, including applying a spread thereon or with respect to the business day convention, interest determination dates and related provisions and definitions, to make such alternative reference rate comparable to three-month LIBOR, in a manner that is consistent with industry-accepted practices or applicable regulatory or legislative actions or guidance for such alternative reference rate. See "Description of Notes—Description of the Exchange USD Notes—Interest Rates on the Exchange Floating Rate Notes." Any of the specified methods of determining floating rate alternative reference rates or the permitted adjustments to such rates may result in interest payments on your Floating Rate Notes that are lower than or that do not otherwise correlate over time with the payments that would have been made on the Floating Rate Notes if published LIBOR had continued to be available. Other floating rate debt securities issued by other issuers, by comparison, may be subject in similar circumstances to different procedures for the establishment of alternative reference rates. Any of the foregoing may have a material adverse effect on the amount of interest payable on your Floating Rate Notes, or the market liquidity and market value of your Floating Rate Notes.

Interest on the Floating Rate Notes will be calculated using a Benchmark Replacement selected by us or the Designee if a Benchmark Transition Event occurs.

        As described in detail in the section "Description of Notes—Description of the Exchange USD Notes—Interest Rates on the Exchange Floating Rate Notes—Effect of Benchmark Transition Event" (the "benchmark transition provisions"), if during the term of the Floating Rate Notes, we (or the Designee) determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR, we (or the Designee) in our discretion will select a Benchmark Replacement as the base rate in accordance with the benchmark transition provisions. The Benchmark Replacement will include a spread adjustment and technical, administrative or operational changes described in the benchmark transition provisions may be made to the interest rate determination if we (or the Designee) determine in our sole discretion they are required.

        Our interests (or those of the Designee) in making the determinations described above may be adverse to your interests as a holder of the Floating Rate Notes. The selection of a Benchmark Replacement, and any decisions made by us (or the Designee) in connection with implementing a Benchmark Replacement with respect to the Floating Rate Notes, could result in adverse consequences to the applicable interest rate on the Floating Rate Notes, which could adversely affect the return on, value of and market for such securities. Further, there is no assurance that the characteristics of any Benchmark Replacement will be similar to LIBOR or that any Benchmark Replacement will produce the economic equivalent of LIBOR.

The Secured Overnight Financing Rate ("SOFR") is a relatively new market index and as the related market continues to develop, there may be an adverse effect on the return on or value of the Floating Rate Notes.

        If a Benchmark Transition Event and its related Benchmark Replacement Date occur, then the rate of interest on the Floating Rate Notes will be determined using SOFR (unless a Benchmark Transition Event and its related Benchmark Replacement Date also occur with respect to the Benchmark Replacements that are linked to SOFR, in which case the rate of interest will be based on the next-available Benchmark Replacement). In the following discussion of SOFR, references to SOFR-linked notes or debt securities mean the Floating Rate Notes at any time when the rate of interest on those notes or debt securities is or will be determined based on SOFR.

        The Benchmark Replacements specified in the benchmark transition provisions include Term SOFR, a forward-looking term rate which will be based on the Secured Overnight Financing Rate. Term SOFR is currently being developed under the sponsorship of the Federal Reserve Bank of New York (the "NY Federal Reserve"), and there is no assurance that the development of Term SOFR will be completed. If a Benchmark Transition Event and its related Benchmark Replacement Date occur with respect to LIBOR and, at that time, a form of Term SOFR has not been selected or recommended by the Federal Reserve Board, the NY Federal Reserve, a committee thereof or successor thereto, then the next-available Benchmark Replacement under the benchmark transition provisions will be used to determine the amount of interest payable on the Floating Rate Notes for the next applicable interest period and all subsequent interest periods (unless a Benchmark Transition Event and its related Benchmark Replacement Date occur with respect to that next-available Benchmark Replacement).

        These replacement rates and adjustments may be selected or formulated by (i) the Relevant Governmental Body (as defined in the benchmark transition provisions) (such as the Alternative Reference Rates Committee of the NY Federal Reserve), (ii) the International Swaps and Derivatives Association, Inc. or (iii) in certain circumstances, us (or the Designee). In addition, the benchmark transition provisions expressly authorize us (or the Designee) to make Benchmark Replacement Conforming Changes with respect to, among other things, the determination of interest periods and the timing and frequency of determining rates and making payments of interest. The application of a Benchmark Replacement and Benchmark Replacement Adjustment, and any implementation of Benchmark Replacement Conforming Changes, could result in adverse consequences to the amount of interest payable on the Floating Rate Notes, which could adversely affect the return on, value of and market for the Floating Rate Notes. Further, there is no assurance that the characteristics of any Benchmark Replacement will be similar to the then-current Benchmark that it is replacing, or that any Benchmark Replacement will produce the economic equivalent of the then-current Benchmark that it is replacing.

        The NY Federal Reserve began to publish SOFR in April 2018. Although the NY Federal Reserve has also begun publishing historical indicative SOFR going back to 2014, such prepublication historical data inherently involves assumptions, estimates and approximations. You should not rely on any historical changes or trends in SOFR as an indicator of the future performance of SOFR. Since the initial publication of SOFR, daily changes in the rate have, on occasion, been more volatile than daily changes in comparable benchmark or market rates. As a result, the return on and value of SOFR-linked debt securities may fluctuate more than floating rate debt securities that are linked to less volatile rates.

        Also, since SOFR is a relatively new market index, SOFR-linked debt securities likely will have no established trading market when issued, and an established trading market may never develop or may not be very liquid. Market terms for debt securities indexed to SOFR, such as the spread over the index reflected in interest rate provisions, may evolve over time, and trading prices of the Floating Rate Notes may be lower than those of later-issued SOFR-linked debt securities as a result. Similarly, if SOFR does not prove to be widely used in securities like the Floating Rate Notes, the trading price of those securities may be lower than those of debt securities linked to rates that are more widely used. Debt securities indexed to SOFR may not be able to be sold or may not be able to be sold at prices that will provide a yield comparable to similar investments that have a developed secondary market, and may consequently suffer from increased pricing volatility and market risk.

        The NY Federal Reserve notes on its publication page for SOFR that use of SOFR is subject to important limitations, indemnification obligations and disclaimers, including that the NY Federal Reserve may alter the methods of calculation, publication schedule, rate revision practices or availability of SOFR at any time without notice. There can be no guarantee that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to you as a holder of Floating Rate Notes. If the manner in which SOFR is calculated is changed or if SOFR is discontinued, that change or discontinuance may result in a reduction or elimination of the amount of interest payable on the Floating Rate Notes and a reduction in their trading prices.

Risks Relating to the Euro Notes

An investment in the Euro Notes by a holder whose home currency is not euro entails significant risks.

        All payments of interest on and the principal of the Euro Notes and any redemption price for the Euro Notes will be made in euro. An investment in the Euro Notes by a holder whose home currency is not euro entails significant risks. These risks include the possibility of significant changes in rates of exchange between the holder's home currency and euro and the possibility of the imposition or subsequent modification of foreign exchange controls. These risks generally depend on factors over which we have no control, such as economic, financial and political events and the supply of and demand for the relevant currencies. In the past, rates of exchange between euro and certain currencies have been highly volatile, and each holder should be aware that volatility may occur in the future. Fluctuations in any particular exchange rate that have occurred in the past, however, are not necessarily indicative of fluctuations in the rate that may occur during the term of the Euro Notes. Depreciation of euro against the holder's home currency would result in a decrease in the effective yield of the Euro Notes below its coupon rate and, in certain circumstances, could result in a loss to the holder. If you are a holder subject to U.S. income tax, you should consult your own tax advisor regarding the U.S. federal income tax consequences to you of the acquisition, ownership and disposition of the Euro Notes related to the Euro Notes being denominated in euro.

The Euro Notes permit us to make payments in dollars if we are unable to obtain euro.

        If the euro is unavailable to us due to the imposition of exchange controls or other circumstances beyond our control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Euro Notes will be made in dollars until the euro is again available to us or so used. The amount payable on any date in euro will be converted into dollars on the basis of the market exchange rate for euro most recently available on, or prior to, the second business day before the relevant payment date. Any payment in respect of the Euro Notes so made in dollars will not constitute an event of default under the Euro Notes or the Indenture that governs the Original Euro Notes and that will govern the Exchange Euro Notes.

In a lawsuit for payment on the Euro Notes, an investor may bear currency exchange risk.

        The Indenture that governs the Original Euro Notes, and that will govern the Exchange Euro Notes, is governed by the laws of the State of New York. In addition, the Original Euro Notes are, and the Exchange Euro Notes will be, governed by the laws of the State of New York. Under New York law, a New York state court rendering a judgment on the Euro Notes would be required to render the judgment in euro. However, the judgment would be converted into dollars at the exchange rate prevailing on the date of entry of the judgment. Consequently, in a lawsuit for payment on the Euro Notes, investors would bear currency exchange risk until a New York state court judgment is entered, which could be a significant amount of time. A federal court sitting in New York with diversity jurisdiction over a dispute arising in connection with the Euro Notes would apply New York law.

        In courts outside of New York, investors may not be able to obtain a judgment in a currency other than dollars. For example, a judgment for money in an action based on the Euro Notes in many other U.S. federal or state courts ordinarily would be enforced in the United States only in dollars. The date used to determine the rate of conversion of euro into dollars would depend upon various factors, including which court renders the judgment and when the judgment is rendered.

Trading in the clearing systems is subject to minimum denomination requirements.

        The terms of the Exchange Euro Notes provide that the Exchange Euro Notes will be issued with a minimum denomination of €100,000 and multiples of €1,000 in excess thereof. It is possible that the clearing systems may process trades that could result in amounts being held in denominations smaller than the minimum denominations. If notes in definitive form ("Definitive Notes") are required to be issued in relation to such Exchange Euro Notes in accordance with the provisions of the relevant Global Notes (as defined below), a holder who does not have the minimum denomination or a multiple of €1,000 in excess thereof in its account with the relevant clearing system at the relevant time may not receive all of its entitlement in Definitive Notes unless and until such time as its holding satisfies the minimum denomination requirement.

As Global Notes are held by or on behalf of Euroclear and Clearstream, investors will have to rely on their procedures for transfer, payment and communication with us.

        The Original Euro Notes are, and the Exchange Euro Notes will be, represented by Global Notes except in certain limited circumstances described in the Global Notes. The Original Euro Notes have been, and the Exchange Euro Notes will be, deposited with a common depositary for Euroclear and Clearstream. Except in certain limited circumstances described in the Global Notes, investors will not be entitled to receive Definitive Notes. Euroclear and Clearstream will maintain records of the beneficial interests in the Global Notes and, while the Euro Notes are in global form, investors will be able to trade their beneficial interests only through Euroclear and Clearstream.

        While the Euro Notes are represented by Global Notes, we will discharge its payment obligations under the Euro Notes by making payments to or to the order of a nominee for a common depositary for Euroclear and Clearstream for distribution to their accountholders. A holder of a beneficial interest in a Global Note must rely on the procedures of Euroclear and Clearstream to receive payments under the Euro Notes. We have no responsibility or liability for the records relating to, or payments made in respect of, beneficial interests in a Global Note.

Uncertainty regarding the effects of Brexit could adversely affect the price of the Euro Notes.

        On January 31, 2020, the United Kingdom withdrew from the European Union ("Brexit"), subject to a limited transitional arrangement. Ongoing negotiations surrounding the United Kingdom's future relationship with the European Union following its exit will continue throughout this transition period. The unavoidable uncertainties and events related to Brexit and the United Kingdom's future relationship with the European Union could negatively affect taxes and costs of business; cause volatility in currency exchange rates, interest rates, and European, United Kingdom or worldwide political, regulatory, economic or market conditions; and contribute to instability in political institutions, regulatory agencies, and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the United Kingdom and European Union is defined and the United Kingdom determines which European Union laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the price of the Euro Notes.

USE OF PROCEEDS

        The Exchange Offers are intended to satisfy AbbVie's obligations under the Registration Rights Agreements entered into in connection with the issuance of the Original Notes. We will not receive any cash proceeds from the issuance of Exchange Notes in connection with the Exchange Offers. In consideration for issuing the Exchange Notes, AbbVie will receive the Original Notes from you in like principal amount. The Original Notes surrendered in exchange for the Exchange Notes will be retired and canceled and cannot be reissued. Accordingly, issuance of the Exchange Notes will not result in any change in our indebtedness.

 SELECTED CONSOLIDATED FINANCIAL DATA

        The following table presents selected historical consolidated financial data of AbbVie. The selected historical consolidated financial data of AbbVie for the fiscal years ended December 31, 2019, 2018 and 2017 and as of December 31, 2019 and 2018 are derived from AbbVie's audited consolidated financial statements and related notes contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which is incorporated by reference into this prospectus. The selected historical consolidated financial data of AbbVie for each of the fiscal years ended December 31, 2016 and 2015, and as of December 31, 2017, 2016 and 2015, have been derived from AbbVie's audited consolidated financial statements for such years, which have not been incorporated by reference into this prospectus. The selected historical consolidated financial data of AbbVie as of and for the six months ended June 30, 2020 and for the six months ended June 30, 2019, are derived from AbbVie's unaudited condensed consolidated financial statements and related notes contained in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, which is incorporated by reference into this prospectus. The selected historical consolidated financial data of AbbVie as of June 30, 2019 are derived from AbbVie's unaudited consolidated financial statements and related notes contained in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, which has not been incorporated by reference into this prospectus. AbbVie's management believes that AbbVie's unaudited consolidated financial statements have been prepared on a basis consistent with its audited financial statements and include all normal and recurring adjustments necessary for a fair presentation of the results for each interim period.

        The following selected historical consolidated financial data of AbbVie set forth below is only a summary and is not necessarily indicative of future results. You should read the following information in conjunction with AbbVie's audited consolidated financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2019 and unaudited consolidated financial statements and related notes contained in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, including "Management's Discussion and Analysis of Results of Operations and Financial Condition" and the notes to AbbVie's consolidated financial statements for significant events affecting the comparability of results as well as material uncertainties regarding AbbVie's future financial condition and results of operations in its entirety. See "Where You Can Find More Information."

	Six Months Ended June 30,		Year Ended December 31,
	2020	2019	2019	2018	2017	2016	2015
	(Amounts in millions, except per share data)
Statement of earnings data:
Net revenues	$19,044	$16,083	$33,266	$32,753	$28,216	$25,638	$22,859
Net earnings	2,272	3,197	7,882	5,687	5,309	5,953	5,144
Basic earnings per share	$1.44	$2.15	$5.30	$3.67	$3.31	$3.65	$3.15
Diluted earnings per share	$1.43	$2.14	$5.28	$3.66	$3.30	$3.63	$3.13
Cash dividends declared per common share	$2.36	$2.14	$4.39	$3.95	$2.63	$2.35	$2.10
Weighted-average basic shares outstanding	1,564	1,480	1,481	1,541	1,596	1,622	1,625
Weighted-average diluted shares outstanding	1,568	1,483	1,484	1,546	1,603	1,631	1,637
Balance sheet data:
Total assets(1)	$149,530	$57,142	$89,115	$59,352	$70,786	$66,099	$53,050
Long-term debt and finance lease obligations(1)(2)	$87,368	$36,954	66,728	36,611	36,968	36,465	31,265

(1)
In November 2019, AbbVie issued $30.0 billion aggregate principal amount of the Original 2019 Notes. The net proceeds from this offering were used to fund a portion of the aggregate cash consideration due to Allergan shareholders in connection with the Acquisition and to pay related fees and expenses. See Note 5 to the consolidated financial statements included in contained in AbbVie's Annual Report on Form 10-K for the year ended December 31, 2019 for information regarding the Acquisition and Note 10 for information on the Original 2019 Notes.

(2)
Includes current portion of both long-term debt and finance lease obligations.

THE EXCHANGE OFFERS

Purpose of the Exchange Offers; Registration Rights

        In connection with the issuance of the Original Notes, we entered into the Registration Rights Agreements pursuant to which we agreed to use commercially reasonable efforts to cause to be filed and have declared effective an exchange offer registration statement under the Securities Act and to consummate an exchange offer for each series of Original Notes. The Exchange Offers are being made pursuant to the Registration Rights Agreements to satisfy our obligations thereunder.

        We are making the Exchange Offers in reliance on the position of the SEC as described in previous no-action letters issued to third parties. However, we have not sought our own no-action letter. Based upon these interpretations by the SEC, we believe that a holder of Exchange Notes who exchanges Original Notes for Exchange Notes in the Exchange Offers generally may offer the Exchange Notes for resale, sell the Exchange Notes and otherwise transfer the Exchange Notes without further registration under the Securities Act and without delivery of a prospectus that satisfies the requirements of Section 10 of the Securities Act. The preceding sentence does not apply, however, to a holder who is an "affiliate" of AbbVie, as defined in Rule 405 of the Securities Act. We also believe that a holder may offer, sell or transfer the Exchange Notes only if the holder acknowledges that the holder is acquiring the Exchange Notes in the ordinary course of its business and is not participating, does not intend to participate and has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes.

        Each broker-dealer that receives Exchange Notes for its own account in exchange for Original Notes, where such Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes where such Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. See "Plan of Distribution." Except as described above, this prospectus may not be used for an offer to resell, resale or other transfer of Exchange Notes.

        The Exchange Offers are not being made to, nor will we accept tenders for exchange from, holders of Original Notes in any jurisdiction in which the Exchange Offers or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction.

        The 2019 Registration Rights Agreement requires us to use commercially reasonable efforts to (i) file a registration statement with the SEC with respect to the Exchange Offers for the Original 2019 Notes, (ii) cause such registration statement to be declared effective by May 8, 2021 (the "2019 Notes Target Registration Date") and (iii) complete the registered exchange offers not later than 60 days after the exchange offer registration statement becomes effective.

        The 2020 Registration Rights Agreement requires us to use commercially reasonable efforts to (i) file a registration statement with the SEC with respect to the Exchange Offers for the Original 2020 Notes, (ii) cause such registration statement to be declared effective by May 14, 2021 (the "2020 Notes Target Registration Date") and (iii) complete the registered exchange offers not later than 60 days after the exchange offer registration statement becomes effective.

        Alternatively, under the circumstances set forth below, the Registration Rights Agreements require us to, at our expense, use our commercially reasonable efforts to: (a) cause to be filed with the SEC a shelf registration statement ("Shelf Registration Statement") covering offers and resales of the applicable Original Notes and to cause such Shelf Registration Statement to be declared effective by the later of (such date, the "Shelf Effectiveness Date") (i) November 4, 2021, in the case of the 2019 Registration Rights Agreement, and November 10, 2021, in the case of the 2020 Registration Rights Agreement and

(ii) the 180th day following receipt of a Shelf Request (as defined below), and (b) use our commercially reasonable efforts to keep the Shelf Registration Statement effective until the date that all of the applicable Original Notes covered by the Shelf Registration Statement cease to be "registrable securities" (as defined in the applicable Registration Rights Agreement), including when all such notes have been sold pursuant to the Shelf Registration Statement.

        These circumstances include:

  •
  with respect to the 2019 Registration Rights Agreement, (i) if for any reason the applicable Exchange Offers are not completed by the 2019 Notes Target Registration Date or (ii) if following the 2019 Notes Target Registration Date, AbbVie receives a written request ("Shelf Request") from any initial purchaser of the Original 2019 Notes representing that it holds Original 2019 Notes that are or were ineligible to be exchanged in any Exchange Offer; and

  •
  with respect to the 2020 Registration Rights Agreement, (i) if for any reason the applicable Exchange Offers are not completed by the 2020 Notes Target Registration Date or (ii) if following the 2020 Notes Target Registration Date, AbbVie receives a Shelf Request from any dealer manager for the prior exchange offers representing that it holds Original 2020 Notes that are or were ineligible to be exchanged in any Exchange Offer.

        In the event of such a shelf registration, we will provide to each participating holder of the applicable Original Notes copies of a prospectus, notify each participating holder of the Original Notes when the Shelf Registration Statement has become effective and take certain other actions to permit resales of the applicable Original Notes. A holder of Original Notes that sells such notes under the Shelf Registration Statement generally will be (i) required to make certain representations to us (as described in the applicable Registration Rights Agreement), (ii) required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, (iii) subject to certain of the civil liability provisions under the Securities Act in connection with those sales and (iv) bound by the provisions of the applicable Registration Rights Agreement that are applicable to such a holder of Original Notes (including certain indemnification obligations). Holders of Original Notes will also be required to suspend their use of the prospectus included in the Shelf Registration Statement under specified circumstances upon receipt of notice from us. Each holder of the Original Notes (including any broker-dealer) shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such holder's notes pursuant to any Shelf Registration Statement.

        If a "registration default" (as defined in the applicable Registration Rights Agreement) occurs with respect to Original Notes of a particular series that are registrable securities, then additional interest shall accrue on the principal amount of the notes of such series that are registrable securities at a rate of 0.25% per annum for the first 90-day period beginning on the day immediately following such registration default (which rate will be increased by an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue, provided that the rate at which such additional interest accrues may in no event exceed 1.00% per annum). The additional interest will cease to accrue when the registration default is cured. The foregoing amounts shall not increase, even if more than one registration default has occurred and is continuing. Notwithstanding the foregoing, a holder of Original Notes who is not entitled to the benefits of the Shelf Registration Statement shall not be entitled to any increase in the interest rate borne by the Original Notes as a result of a registration default that pertains to the Shelf Registration Statement. Any amounts of additional interest due will be payable in cash on the same original interest payment dates as interest on the Original Notes is payable.

        A "registration default" occurs (i) (a) with respect to the 2019 Registration Rights Agreement, if for any reason the applicable Exchange Offer for all validly tendered Original 2019 Notes is not completed by the November Notes Target Registration Date and (b) with respect to the 2020

Registration Rights Agreement, if for any reason the applicable Exchange Offer for all validly tendered Original 2020 Notes is not completed by the 2020 Notes Target Registration Date, (ii) if a Shelf Registration Statement is required to be filed under the applicable Registration Rights Agreement and is not declared effective by the applicable Shelf Effectiveness Date, or (iii) if applicable, a Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective or the prospectus contained therein ceases to be usable for resales of registrable securities (a) on more than two occasions of at least 30 consecutive days during the required effectiveness period or (b) at any time in any 12-month period during the required effectiveness period and such failure to remain effective or be usable exists for more than 90 days (whether or not consecutive) in any 12-month period. A registration default is cured with respect to a series of Original Notes, and additional interest ceases to accrue on any registrable securities of such series of Original Notes, when the exchange offer is completed or the Shelf Registration Statement becomes effective, or when the Shelf Registration Statement again becomes effective or the prospectus again becomes usable, as applicable, or when the notes of such series cease to be "registrable securities."

        Each series of the Original Notes will cease to be "registrable securities" upon the earliest to occur of (1) when a registration statement with respect to such notes has become effective under the Securities Act and such notes have been exchanged or disposed of pursuant to such registration statement, (2) when such notes cease to be outstanding, or (3) when such notes have been resold pursuant to Rule 144 under the Securities Act (but not Rule 144A) without regard to volume restrictions, provided that AbbVie shall have removed or caused to be removed any restrictive legend on such notes.

        This summary of the provisions of the Registration Rights Agreements does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the applicable Registration Rights Agreement, copies of which are available from us upon request.

Terms of the Exchange Offers

        AbbVie is offering to exchange the Original Notes for a like principal amount of the Exchange Notes, the offer of which has been registered under the Securities Act. As of the date of this prospectus, the following aggregate principal amounts of Original Notes are outstanding:

Series	Amount Outstanding	Offer to Exchange
Original Floating Rate May 2021 Notes	$750,000,000	a like principal amount of Exchange Floating Rate May 2021 Notes, the offer of which has been registered under the Securities Act
Original Floating Rate November 2021 Notes	$750,000,000	a like principal amount of Exchange Floating Rate November 2021 Notes, the offer of which has been registered under the Securities Act
Original 2.150% 2021 Notes	$1,750,000,000	a like principal amount of Exchange 2.150% 2021 Notes, the offer of which has been registered under the Securities Act
Original 5.000% 2021 Notes	$1,175,701,000	a like principal amount of Exchange 5.000% 2021 Notes, the offer of which has been registered under the Securities Act
Original 3.450% 2022 Notes	$2,627,036,000	a like principal amount of Exchange 3.450% 2022 Notes, the offer of which has been registered under the Securities Act
Original 3.250% 2022 Notes	$1,462,358,000	a like principal amount of Exchange 3.250% 2022 Notes, the offer of which has been registered under the Securities Act

Series	Amount Outstanding	Offer to Exchange
Original Floating Rate 2022 Notes	$750,000,000	a like principal amount of Exchange Floating Rate 2022 Notes, the offer of which has been registered under the Securities Act
Original 2.300% 2022 Notes	$3,000,000,000	a like principal amount of Exchange 2.300% 2022 Notes, the offer of which has been registered under the Securities Act
Original 2.800% 2023 Notes	$244,575,000	a like principal amount of Exchange 2.800% 2023 Notes, the offer of which has been registered under the Securities Act
Original 3.850% 2024 Notes	$945,394,000	a like principal amount of Exchange 3.850% 2024 Notes, the offer of which has been registered under the Securities Act
Original 2.600% 2024 Notes	$3,750,000,000	a like principal amount of Exchange 2.600% 2024 Notes, the offer of which has been registered under the Securities Act
Original 3.800% 2025 Notes	$2,890,467,000	a like principal amount of Exchange 3.800% 2025 Notes, the offer of which has been registered under the Securities Act
Original 2.950% 2026 Notes	$4,000,000,000	a like principal amount of Exchange 2.950% 2026 Notes, the offer of which has been registered under the Securities Act
Original 3.200% 2029 Notes	$5,500,000,000	a like principal amount of Exchange 3.200% 2029 Notes, the offer of which has been registered under the Securities Act
Original 4.550% 2035 Notes	$1,681,354,000	a like principal amount of Exchange 4.550% 2035 Notes, the offer of which has been registered under the Securities Act
Original 4.050% 2039 Notes	$4,000,000,000	a like principal amount of Exchange 4.050% 2039 Notes, the offer of which has been registered under the Securities Act
Original 4.625% 2042 Notes	$389,217,000	a like principal amount of Exchange 4.625% 2042 Notes, the offer of which has been registered under the Securities Act
Original 4.850% 2044 Notes	$1,008,583,000	a like principal amount of Exchange 4.850% 2044 Notes, the offer of which has been registered under the Securities Act
Original 4.750% 2045 Notes	$827,096,000	a like principal amount of Exchange 4.750% 2045 Notes, the offer of which has been registered under the Securities Act
Original 4.250% 2049 Notes	$5,750,000,000	a like principal amount of Exchange 4.250% 2049 Notes, the offer of which has been registered under the Securities Act
Original 0.500% 2021 Notes	€539,018,000	a like principal amount of Exchange 0.500% 2021 Notes, the offer of which has been registered under the Securities Act
Original 1.500% 2023 Notes	€433,228,000	a like principal amount of Exchange 1.500% 2023 Notes, the offer of which has been registered under the Securities Act

Series	Amount Outstanding	Offer to Exchange
Original 1.250% 2024 Notes	€603,389,000	a like principal amount of Exchange 1.250% 2024 Notes, the offer of which has been registered under the Securities Act
Original 2.625% 2028 Notes	€427,893,000	a like principal amount of Exchange 2.625% 2028 Notes, the offer of which has been registered under the Securities Act
Original 2.125% 2029 Notes	€513,538,000	a like principal amount of Exchange 2.125% 2029 Notes, the offer of which has been registered under the Securities Act

        Upon the terms and subject to the conditions of the Exchange Offers set forth in this prospectus and the accompanying letter of transmittal, we will accept any and all Original Notes validly tendered prior to 5:00 p.m., New York City time, on the expiration date. Promptly after the expiration date (unless extended as described in this prospectus), AbbVie will issue Exchange Notes for a like principal amount of outstanding Original Notes tendered and accepted in connection with the Exchange Offers. The Exchange Notes issued in connection with the Exchange Offers will be delivered promptly after the expiration date. Holders may tender some or all of their Original Notes in connection with the Exchange Offers, but only in (i) principal amounts of $2,000 or integral multiples of $1,000 in excess thereof in the case of the Original USD Notes and (ii) principal amounts of €100,000 and integral multiples of €1,000 in excess thereof in the case of the Original Euro Notes. Holders who tender less than all of their Original USD Notes must continue to hold Original USD Notes in at least a minimum denomination of $2,000. Holders who tender less than all of their Original Euro Notes must continue to hold Original USD Notes in at least a minimum denomination of €100,000.

        The terms of the Exchange Notes are substantially identical to the terms of the corresponding series of the Original Notes, except that the issuance of the Exchange Notes will be registered under the Securities Act, and the transfer restrictions, registration rights and payment of additional interest in case of non-registration applicable to the Original Notes do not apply to the Exchange Notes. The Exchange Notes will evidence the same debt as the Original Notes, and will be issued under the same applicable Indenture and be entitled to the same benefits under the applicable Indenture as the Original Notes of the applicable series being exchanged.

        Except as described under "Description of Notes—Description of the Exchange USD Notes—Book-Entry System," the Exchange USD Notes will be issued in the form of a global note registered in the name of the DTC or its nominee and each beneficial owner's interest in it will be transferable in book-entry form through DTC. See "Description of Notes—Description of the Exchange USD Notes—Book-Entry System." Except as described under "Description of Notes—Description of the Exchange Euro Notes—Book-Entry System," the Exchange Euro Notes will be registered in the name of a nominee for, and delivered to, a common depositary for Euroclear and Clearstream.

        Holders of Original Notes do not have any appraisal or dissenters' rights in connection with the Exchange Offers. We intend to conduct the Exchange Offers in accordance with the applicable requirements of Regulation 14E under the Exchange Act. Original Notes that are not tendered for exchange or are tendered but not accepted in connection with the Exchange Offers will remain outstanding and be entitled to the benefits of the applicable Indenture governing such Original Notes, but certain registration and other rights under the applicable Registration Rights Agreement will terminate and holders of the applicable Original Notes will generally not be entitled to any registration rights under the applicable Registration Rights Agreement. See "—Consequences of Failure to Properly Tender Original Notes in the Exchange Offers."

        We shall be considered to have accepted validly tendered Original Notes if and when we have given notice to the applicable Exchange Agent. The USD Exchange Agent will act as agent for the tendering holders for the purposes of receiving the Exchange USD Notes from us. The Euro Exchange Agent will act as agent for the tendering holders for the purposes of receiving the Exchange Euro Notes from us.

        If any tendered Original Notes are not accepted for exchange because of an invalid tender, the occurrence of certain other events described in this prospectus or otherwise, we will return the Original Notes, without expense, to the tendering holder promptly after the expiration date for the Exchange Offers.

        We will pay all charges and expenses in connection with the Exchange Offers other than the fees and expenses of any counsel to any holders of the Original Notes and any underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Original Notes or the Exchange by a holder of such notes. See "—Fees and Expenses."

Expiration Date; Extensions; Amendments

        The expiration date for each of the Exchange Offers is 5:00 p.m., New York City time, November 17, 2020, unless we extend the expiration date for any Exchange Offer. We may extend this expiration date for any or all of the Exchange Offers in our discretion, and the extension of any particular Exchange Offer will not result in an extension of any other Exchange Offer unless we so provide in the relevant notice of extension. If we so extend the expiration date for any Exchange Offer, the term "expiration date" for such Exchange Offer shall mean the latest date and time to which we extend such Exchange Offer.

        We reserve the right to:

  •
  prior to the expiration date, delay accepting any Original Notes;

  •
  extend any Exchange Offer;

  •
  terminate any Exchange Offer if, in our reasonable judgment, any of the conditions described below under "—Conditions to the Exchange Offers" shall not have been satisfied or waived; or

  •
  amend the terms of the Exchange Offers in any way we determine.

        We will give oral or written notice of any delay, extension or termination to the applicable Exchange Agent. In addition, we will give, as promptly as practicable, oral or written notice regarding any delay in acceptance, extension or termination of the offer to the registered holders of Original Notes. If we amend any Exchange Offer in a manner that we determine to constitute a material change, or if we waive a material condition, we will promptly disclose the amendment or waiver in a manner reasonably calculated to inform the holders of Original Notes of the applicable series of the amendment or waiver, and extend the offer if required by law.

        If we materially change the terms of an Exchange Offer or the information concerning an Exchange Offer, or if we waive a material condition of an Exchange Offer, we will extend such Exchange Offer to the extent required by (i) Exchange Act Rule 13e-4(e)(3) or (ii) Securities Act Rule 162(a)(2). Rule 13e-4(e)(3) requires that if a material change occurs in the information published, sent or given to security holders, we must disseminate promptly disclosure of the change in a manner reasonably calculated to inform security holders of the change. In a registered securities offering such as the Exchange Offers, the offer must remain open from the date that material changes to the Exchange Offer materials are disseminated to security holders, as follows:

  (i)
  five business days for a prospectus supplement containing a material change other than price or share levels;

  (ii)
  ten business days for a prospectus supplement containing a change in price, the amount of securities sought, the dealer's soliciting fee, or other similarly significant change;

  (iii)
  ten business days for a prospectus supplement included as part of a post-effective amendment; and

  (iv)
  twenty business days for a revised prospectus when the initial prospectus was materially deficient.

        Any extension, termination or amendment will be followed as promptly as practicable by a public announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day.

        If we delay accepting any Original Notes or terminate any Exchange Offer, we promptly will pay the consideration offered, or return any Original Notes deposited, pursuant to such Exchange Offer as required by Rule 14e-1(c).

Interest on the Exchange Notes

        With respect to each series of Exchange Notes, interest will accrue on such Exchange Notes from the most recent date on which interest on the corresponding Original Notes has been paid or, if no interest has been paid, from the issue date of the corresponding Original Notes (except that, with respect to the Exchange 1.500% 2023 Notes and the Exchange 2.625% 2028 Notes, interest will accrue from November 15, 2019, the most recent date on which interest on the corresponding Allergan Notes was paid by the applicable Allergan Issuer). Interest is payable semi-annually or quarterly, as applicable, in cash in arrears on the applicable dates for each series as described in "Description of Notes." If the regular record date for the first interest payment date of any series of Exchange Notes would be a date prior to the settlement date of the related Exchange Offer, the record date for such first interest payment date will be the day immediately preceding such first interest payment date.

Conditions to the Exchange Offers

        Notwithstanding any other term of the Exchange Offers, we will not be required to accept for exchange, or to exchange any Exchange Notes for, any Original Notes and may terminate any or all of the Exchange Offers as provided in this prospectus before the acceptance of the Original Notes, if prior to the expiration date:

  •
  any Exchange Offer violates applicable law or any applicable interpretation of the staff of the SEC; or

  •
  any action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to any Exchange Offer which, in AbbVie's judgment, could reasonably be expected to impair the ability of AbbVie to proceed with any or all of the Exchange Offers.

        The conditions listed above are for our benefit and may be asserted by us regardless of the circumstances giving rise to any of these conditions. We may waive these conditions in whole or in part at any time and from time to time prior to the expiration date. The failure by us at any time to exercise any of the above rights shall not constitute a waiver of such right, and such right shall be considered an ongoing right which we may assert at any time and from time to time.

        If we determine in our reasonable judgment that any of the events listed above has occurred, we may, subject to applicable law:

  •
  refuse to accept any Original Notes and promptly return all tendered Original Notes to the tendering holders and terminate any or all of the Exchange Offers;

  •
  extend any or all of the Exchange Offers and retain all Original Notes tendered before the expiration of the Exchange Offers, subject, however, to the rights of holders to withdraw those Original Notes (see "—Withdrawal of Tenders"); or

  •
  waive unsatisfied conditions relating to any or all of the Exchange Offers and accept all properly tendered Original Notes which have not been withdrawn. If this waiver constitutes a material change to any or all of the Exchange Offers, we will promptly disclose the waiver in a manner reasonably calculated to inform the holders of Original Notes of the waiver, and extend the offer if required by law.

        Any determination by us concerning the above events will be final and binding.

Procedures for Tendering

Procedures for Tendering Original USD Notes

        Unless the tender is being made in book-entry form, to tender in the Exchange Offers, a holder must:

  •
  complete, sign and date the letter of transmittal, or a facsimile of it;

  •
  have the signatures guaranteed if required by the letter of transmittal; and

  •
  mail or otherwise deliver the signed letter of transmittal or the signed facsimile, the Original USD Notes and any other required documents to the USD Exchange Agent prior to 5:00 p.m., New York City time, on the expiration date.

        Any financial institution that is a participant in DTC's system may make book-entry delivery of the Original USD Notes by causing DTC to transfer the Original USD Notes into the USD Exchange Agent's DTC account in accordance with DTC's electronic Automated Tender Offer Program procedures for such transfer. The confirmation of such book-entry transfer will include an agent's message stating that DTC has received an express acknowledgment from the participant in DTC tendering the Original USD Notes that the participant has received and agrees to be bound by the terms of the letter of transmittal and that we may enforce the terms of the letter of transmittal against such participant. A tender of Original USD Notes through a book-entry transfer into the USD Exchange Agent's account will only be effective if an agent's message or the letter of transmittal with any required signature guarantees and any other required documents are transmitted to and received or confirmed by the USD Exchange Agent at the address set forth below under the caption "—Exchange Agents," prior to 5:00 p.m., New York City time, on the expiration date. Delivery of documents to DTC in accordance with its procedures does not constitute delivery to the USD Exchange Agent.

        Any beneficial owner whose Original USD Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on behalf of the beneficial owner. If the beneficial owner wishes to tender on that owner's own behalf, the owner must, prior to completing and executing the letter of transmittal and delivery of such owner's Original USD Notes, either make appropriate arrangements to register ownership of the Original USD Notes in the owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

        A signature on a letter of transmittal or a notice of withdrawal must be guaranteed, unless the Original USD Notes tendered pursuant thereto are tendered:

  •
  by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on the letter of transmittal; or

  •
  for the account of an eligible institution (as defined below).

        In the event that signatures on a letter of transmittal or a notice of withdrawal are required to be guaranteed, such guarantee must be by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity, an "eligible institution").

        If the letter of transmittal is signed by a person other than the registered holder of any Original USD Notes, the USD Original Notes must be endorsed by the registered holder or accompanied by a properly completed bond power, in each case signed or endorsed in blank by the registered holder.

        If the letter of transmittal or any Original USD Notes or bond powers are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by us, submit evidence satisfactory to us of their authority to act in that capacity with the letter of transmittal.

Procedures for Tendering Original Euro Notes

        A holder of Original Euro Notes held through the facilities of Euroclear or Clearstream wishing to participate in the Exchange Offers should submit, or arrange to have submitted on its behalf, an electronic exchange instruction, or an Electronic Consent Instruction (as defined below), through the relevant clearing system in accordance with the procedures of, and within the time limits specified by, the relevant clearing system for receipt by the Euro Exchange Agent for the Original Euro Notes. By submitting an Electronic Consent Instruction, holders of Original Euro Notes will be deemed to have agreed to the terms of the letter of transmittal. A letter of transmittal is to be completed by a holder of Original Euro Notes only if the tender of Original Euro Notes will be made by book-entry transfer to the relevant account maintained at Euroclear or Clearstream, and an Electronic Consent Instruction is not being transmitted.

        Only direct participants in Euroclear or Clearstream may submit Electronic Consent Instructions through Euroclear and Clearstream. A holder of Original Euro Notes that is not a direct participant in Euroclear or Clearstream must arrange for the direct participant through which it holds the Original Euro Notes to submit an Electronic Consent Instruction on the holder's behalf to the relevant clearing system prior to the deadline specified by the relevant clearing system. A beneficial owner of Original Euro Notes that is not a direct participant in Euroclear or Clearstream must contact its custodian bank, depositary, broker, trust company or other nominee to arrange for the direct participant in Euroclear or Clearstream, as the case may be, through which it holds Original Euro Notes to submit a valid Electronic Consent Instruction to the relevant clearing system prior to the expiration date of the Exchange Offers.

        The "Electronic Consent Instruction" means an instruction to Euroclear or Clearstream, as applicable, that includes:

  (i)
  irrevocable instructions:

            (a)   to block any attempt to transfer such participant's tendered Original Euro Notes on or prior to the settlement date; and

            (b)   to debit such participant's account on the settlement date in respect of all of the Original Euro Notes that such participant has tendered or, in respect of such lesser portion of such Original Euro Notes as are accepted pursuant to the Exchange Offers, upon receipt of an instruction from the Euro Exchange Agent;

    subject, in each case, to the automatic withdrawal of the instructions in the event that the Exchange Offers are terminated prior to the expiration date, as notified to Euroclear or Clearstream by the Euro Exchange Agent;

  (ii)
  authorization to disclose the identity of the direct participant and information about the foregoing instructions; and

  (iii)
  express acknowledgement that such participant has received and agrees to be bound by the terms and subject to the conditions set forth in this prospectus and that we may enforce that agreement against such participant.

        Tenders of Original Euro Notes, including Electronic Consent Instructions and letters of transmittal, as applicable, must be delivered to and received by the Euro Exchange Agent at or prior to the expiration date. Electronic Consent Instructions must also be delivered in accordance with the procedures and deadlines established by the applicable clearing system. Holders of Original Euro Notes are responsible for informing themselves of these deadlines and for arranging the due and timely delivery of Electronic Consent Instructions to the applicable clearing system.

General

        The tender by a holder of Original Notes and our acceptance of the Original Notes will constitute a binding agreement between us and the holder in accordance with the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal.

        The method of delivery of Original Notes and the letter of transmittal and all other required documents to the applicable Exchange Agent is at the election and risk of the holders. Instead of delivery by mail, we recommend that holders use an overnight or hand delivery service. In all cases, holders should allow sufficient time to assure delivery to the applicable Exchange Agent before the expiration date. No letter of transmittal or Original Notes should be sent to us. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

        We will determine all questions as to the validity, form, eligibility (including time of receipt) and acceptance and withdrawal of tendered Original Notes and our determination shall be final and binding on all parties. We reserve the absolute right to reject any and all Original Notes not properly tendered or any Original Notes whose acceptance by us would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to any particular Original Notes either before or after the expiration date. Our interpretation of the terms and conditions of the Exchange Offers (including the instructions in the letter of transmittal) will be final and binding on all parties.

        Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within a time period we will determine. Although we intend to request the Exchange Agents to notify holders of defects or irregularities relating to tenders of Original Notes, none of AbbVie, the Exchange Agents or any other person will have any duty or incur any liability for failure to give such notification. Tenders of Original Notes will not be considered to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agents that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the applicable Exchange Agent to the tendering holders, unless otherwise provided in the letter of transmittal, promptly following the expiration date.

        In addition, we reserve the right, as set forth above under the caption "—Conditions to the Exchange Offers," to terminate any or all of the Exchange Offers. By tendering, each holder represents and acknowledges to us, among other things, that:

  •
  it has full power and authority to tender, exchange, sell, assign and transfer the Original Notes it is tendering and that we will acquire good, marketable and unencumbered title to the Original Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances or other obligations relating to their sale or transfer and not subject to any adverse claim when the Original Notes are accepted by us;

  •
  the Exchange Notes acquired in connection with the Exchange Offers are being obtained in the ordinary course of business of the person receiving the Exchange Notes;

  •
  it has not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the Exchange Notes it will receive in the Exchange Offers;

  •
  it is not an "affiliate" (as defined in Rule 405 under the Securities Act) of AbbVie; and

  •
  if the holder is a broker-dealer, that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes, and that it will receive Exchange Notes for its own account in exchange for Original Notes that were acquired by such broker-dealer as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution."

Withdrawal of Tenders

        Tenders of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date.

        To withdraw a tender of Original Notes in connection with the Exchange Offers, a written notice of withdrawal must be received by the applicable Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the expiration date. Any such notice of withdrawal must:

  •
  specify the name of the person who deposited the Original Notes to be withdrawn;

  •
  identify the Original Notes to be withdrawn (including the certificate number(s), if any, and principal amount of such Original Notes);

  •
  be signed by the depositor in the same manner as the original signature on the letter of transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee register the transfer of such Original Notes into the name of the person withdrawing the tender; and

  •
  specify the name in which any such Original Notes are to be registered, if different from that of the depositor.

        If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC, Euroclear or Clearstream to be credited with the withdrawn Original Notes and otherwise comply with DTC's, Euroclear's or Clearstream's procedures, as applicable.

        We will determine all questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices and our determination shall be final and binding on all parties. Any Original Notes so withdrawn will be considered not to have been validly tendered for purposes of the Exchange Offers, and no Exchange Notes will be issued unless the Original Notes withdrawn are validly re-tendered. Any Original Notes which have been tendered but which are not accepted for exchange or which are withdrawn will be returned to the holder without cost to such holder promptly after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Original Notes may be re-tendered by following one of the procedures described above under "—Procedures for Tendering" at any time prior to the expiration date.

Exchange Agents

        We have appointed US Bank as the exchange agent in connection with the Exchange Offers for the Original USD Notes. Questions and requests for assistance, as well as requests for additional copies of this prospectus or of the letter of transmittal, should be directed to the USD Exchange Agent at its office at 111 Fillmore Avenue St. Paul, MN 55107-1402. The USD Exchange Agent's telephone number is (800) 934-6802, its facsimile number is (651) 466-7367 and its email is cts.specfinance@usbank.com.

        We have appointed Elavon as the exchange agent in connection with the Exchange Offers for the Original Euro Notes. Questions and requests for assistance, as well as requests for additional copies of this prospectus or of the letter of transmittal, should be directed to the Euro Exchange Agent at its office at 125 Old Broad Street, London EC2N 1AR. The Euro Exchange Agent's telephone number is +44 (0) 207 330 2000, its facsimile number is +44 (0) 207 365 2577 and its email is mbs.relationship.management@usbank.com.

        DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY OF THE LETTER OF TRANSMITTAL.

Fees and Expenses

        We have not retained any dealer-manager in connection with the Exchange Offers and we will not make any payment to brokers, dealers or others soliciting acceptances of the Exchange Offers. We will pay certain other expenses to be incurred in connection with the Exchange Offers, including the fees and expenses of the Exchange Agents and certain accountant and legal fees, other than the fees and expenses of any counsel to any holders of the Original Notes and any underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Original Notes or the Exchange Notes by a holder of such notes.

        Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes. If, however, Exchange Notes are to be delivered to, or issued in the name of, any person other than the registered holder of the Original Notes tendered; tendered Original Notes are registered in the name of any person other than the person signing the letter of transmittal; or a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offers, then the tendering holder must pay the amount of any transfer taxes due, whether imposed on the registered holder or any other persons. If the tendering holder does not submit satisfactory evidence of payment of these taxes or exemption from them with the letter of transmittal, the amount of these transfer taxes will be billed directly to the tendering holder.

Accounting Treatment

        The Exchange Notes will be recorded at the same carrying value as the Original Notes as reflected in our accounting records on the date of the exchange. Accordingly, we will not recognize any gain or loss for accounting purposes related to the Exchange Offers. We will record the expenses of the Exchange Offers as incurred.

Consequences of Failure to Properly Tender Original Notes in the Exchange Offers

        Issuance of the Exchange Notes in exchange for the Original Notes under the Exchange Offers will be made only after timely receipt by the applicable Exchange Agent of a properly completed and duly executed letter of transmittal (or an agent's message from DTC or an Electronic Consent Instruction from Euroclear or Clearstream, as applicable) and the certificate(s) representing such Original Notes (or confirmation of book-entry transfer), and all other required documents. Therefore, holders of the Original Notes desiring to tender such Original Notes in exchange for Exchange Notes should allow sufficient time to ensure timely delivery.

        All questions as to the form of documents and validity, eligibility (including time of receipt), acceptance for exchange and withdrawal of tendered Original Notes will be determined by AbbVie in its sole discretion, and its determination will be final and binding. AbbVie reserves the absolute right to reject any and all tenders of Original Notes that it determines are not in proper form or for which the acceptance for exchange or exchange may, in the opinion of its counsel, be unlawful. AbbVie also reserves the right to waive any of the conditions of the Exchange Offers or any defect or irregularity in the tender of Original Notes of any particular holder, whether or not similar conditions, defects or irregularities are waived in the case of other holders of Original Notes. AbbVie's interpretation of the terms and conditions of the Exchange Offers (including the instructions in the Letter of Transmittal) will be final and binding. No tender or notice of withdrawal will be deemed to have been validly made until all defects or irregularities have been cured or waived by AbbVie. We are under no duty to give notification of defects or irregularities of tenders of Original Notes for exchange or waive any such defects or irregularities.

        Original Notes that are not tendered or that are tendered but not accepted by us will, following completion of the Exchange Offers, continue to be subject to the existing restrictions upon transfer thereof under the Securities Act, and, upon completion of the Exchange Offers, certain registration rights under the Registration Rights Agreements will terminate.

        In the event the Exchange Offers are completed, AbbVie generally will not be required to register the remaining Original Notes, subject to limited exceptions. Remaining Original Notes will continue to be subject to the following restrictions on transfer:

  •
  the remaining Original Notes may be resold only if registered pursuant to the Securities Act, if any exemption from registration is available, or if such registration is not required by law; and

  •
  the remaining Original Notes will bear a legend restricting transfer in the absence of registration or an exemption.

        We do not currently anticipate that we will register the remaining Original Notes under the Securities Act. To the extent that Original Notes are tendered and accepted in connection with the Exchange Offers, any trading market for remaining Original Notes could be adversely affected. See "Risk Factors—Risks Relating to the Exchange Offers—If you fail to exchange your Original Notes, they will continue to be restricted securities and may become less liquid."

        Neither we nor our board of directors make any recommendation to holders of Original Notes as to whether to tender or refrain from tendering all or any portion of their Original Notes pursuant to the Exchange Offers. Moreover, no one has been authorized to make any such recommendation. Holders of Original Notes must make their own decision whether to tender pursuant to the Exchange Offers and, if so, the aggregate amount of Original Notes to tender, after reading this prospectus and the letter of transmittal and consulting with their advisors, if any, based on their own financial position and requirements.

DESCRIPTION OF NOTES

General

        The Original 2019 Notes were issued by AbbVie under the indenture, dated as of November 8, 2012 (the "Base Indenture"), as heretofore supplemented and amended, and as supplemented by the supplemental indenture no. 7, dated as of November 21, 2019 (the Base Indenture, as so supplemented and amended, the "2019 Indenture"), between AbbVie, as issuer, and U.S. Bank National Association, as trustee (the "Trustee"). The Exchange 2019 Notes will also be issued under the 2019 Indenture.

        The Original 2020 USD Notes were issued by AbbVie under the Base Indenture, as heretofore supplemented and amended, and as supplemented by the supplemental indenture no. 8, dated as of May 14, 2020 (the Base Indenture, as so supplemented and amended, the "2020 USD Indenture"), between AbbVie, as issuer, and the Trustee. The Exchange 2020 USD Notes will also be issued under the 2020 USD Indenture.

        The Original Euro Notes were issued by AbbVie under the Base Indenture, as heretofore supplemented and amended, and as supplemented by the supplemental indenture no. 9, dated as of May 14, 2020 (the Base Indenture, as so supplemented and amended, the "2020 Euro Indenture" and, together with the 2019 Indenture and the 2020 USD Indenture, the "Indentures" and each an "Indenture"), among AbbVie, as issuer, the Trustee, U.S. Bank National Association, as transfer agent and registrar, and Elavon Financial Services DAC, U.K. Branch, as paying agent. The Exchange Euro Notes will also be issued under the 2020 Euro Indenture.

        The following summary of certain provisions of the Indentures and the Notes does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Indentures and the Notes, including the definitions of certain terms therein and those terms made part thereof by the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). You should review each Indenture and the forms of the Notes, copies of which are filed as exhibits to the registration statement to which this prospectus relates. In this description all references to "AbbVie," "we," "our" and "us" mean AbbVie Inc. only.

        In the future, AbbVie may, without the consent of the holders, increase the principal amount of any series of Notes. The Notes of each series and any additional Notes of such series subsequently issued under the applicable Indenture will be treated as a single series or class for all purposes under the applicable Indenture, including, without limitation, waivers, amendments and redemptions; provided that, if any such additional Notes are not fungible with the existing Notes for United States federal income tax purposes, such additional Notes will have a separate CUSIP number.

        The Indentures limit neither the amount of debt that AbbVie may issue under the Indentures, nor the amount of other debt or securities that AbbVie or any of its subsidiaries may issue. AbbVie may issue debt securities under the Indentures from time to time in one or more series, each in an amount authorized prior to issuance. Other than the restrictions contained in the Indentures on secured debt and sale/leaseback transactions described below under "—Certain Covenants of AbbVie," and the restrictions described below under "—Consolidation, Merger and Sale of Assets," the Indentures do not contain any covenants or other provisions designed to protect holders of the debt securities in the event AbbVie participates in a highly leveraged transaction. In addition, the Indentures do not limit AbbVie's ability to guarantee any indebtedness of its subsidiaries or any other person.

        Any Original Notes of a series that remain outstanding after completion of each of the Exchange Offers, together with the Exchange Notes of such series issued in the Exchange Offers, will be treated as a single class of securities under the applicable Indenture. The terms of the Exchange Notes are substantially identical to the terms of the corresponding series of the Original Notes, except that the issuance of the Exchange Notes will be registered under the Securities Act, and the transfer restrictions, registration rights and payment of additional interest in case of non-registration applicable to the Original Notes do not apply to the Exchange Notes.

        With respect to each series of Exchange Notes, (a) interest will accrue on such Exchange Notes from the most recent date on which interest on the corresponding Original Notes has been paid or, if no interest has been paid, from the issue date of the corresponding Original Notes (except that, with respect to the Exchange 1.500% 2023 Notes and the Exchange 2.625% 2028 Notes, interest will accrue from November 15, 2019, the most recent date on which interest on the corresponding Allergan Notes was paid by the applicable Allergan Issuer) and (b) if the regular record date for the first interest payment date would be a date prior to the settlement date of the related Exchange Offer, the record date for such first interest payment date will be the day immediately preceding such first interest payment date.

        Unless the context otherwise requires, references to the "Notes" in this description include the Original Notes and the Exchange Notes offered hereby.

Description of the Exchange USD Notes

General

        The Exchange USD Notes will be issued in fully registered form and shall be in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Exchange Floating Rate May 2021 Notes

  •
  Title of the notes: Senior Floating Notes due May 2021 (the "Exchange Floating Rate May 2021 Notes")

  •
  Total principal amount being issued: up to $750,000,000

  •
  Maturity date: May 21, 2021

  •
  Interest rate: floating rate, reset quarterly, equal to the Benchmark, which will initially be three-month LIBOR plus 0.350% per annum (see "—Interest Rates on the Exchange Floating Rate Notes")

  •
  Interest payment dates: February 21, May 21, August 21 and November 21

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange Floating Rate May 2021 Notes

  •
  Regular record dates for interest: close of business on the date that is 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Optional redemption: Not applicable

  •
  Listing: the Exchange Floating Rate May 2021 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange Floating Rate November 2021 Notes

  •
  Title of the notes: Senior Floating Notes due November 2021 (the "Exchange Floating Rate November 2021 Notes")

  •
  Total principal amount being issued: up to $750,000,000

  •
  Maturity date: November 19, 2021

  •
  Interest rate: floating rate, reset quarterly, equal to the Benchmark, which will initially be three-month LIBOR plus 0.460% per annum (see "—Interest Rates on the Exchange Floating Rate Notes")

  •
  Interest payment dates: February 19, May 19, August 19 and November 19

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange Floating Rate November 2021 Notes

  •
  Regular record dates for interest: close of business on the date that is 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Optional redemption: Not applicable

  •
  Listing: the Exchange Floating Rate November 2021 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 2.150% 2021 Notes

  •
  Title of the notes: 2.150% Senior Notes due 2021 (the "Exchange 2.150% 2021 Notes")

  •
  Total principal amount being issued: up to $1,750,000,000

  •
  Maturity date: November 19, 2021

  •
  Interest rate: 2.150% per annum

  •
  Interest payment dates: May 19 and November 19

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 2.150% 2021 Notes

  •
  Regular record dates for interest: close of business on the date that is 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Optional redemption: See "—Optional Redemption—Optional Redemption of the Exchange Fixed Rate 2019 Notes"

  •
  Listing: the Exchange 2.150% 2021 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 5.000% 2021 Notes

  •
  Title of the notes: 5.000% Senior Notes due 2021 (the "Exchange 5.000% 2021 Notes")

  •
  Total principal amount being issued: up to $1,175,701,000

  •
  Maturity date: December 15, 2021

  •
  Interest rate: 5.000% per annum

  •
  Interest payment dates: June 15 and December 15

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 5.000% 2021 Notes

  •
  Regular record dates for interest: June 1 and December 1

  •
  Par call date: September 16, 2021

  •
  Optional redemption: See "—Optional Redemption of the Exchange USD Notes—Optional Redemption of the Exchange 2020 USD Notes"

  •
  Listing: the Exchange 5.000% 2021 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 3.450% 2022 Notes

  •
  Title of the notes: 3.450% Senior Notes due 2022 (the "Exchange 3.450% 2022 Notes")

  •
  Total principal amount being issued: up to $2,627,036,000

  •
  Maturity date: March 15, 2022

  •
  Interest rate: 3.450% per annum

  •
  Interest payment dates: March 15 and September 15

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 3.450% 2022 Notes

  •
  Regular record dates for interest: March 1 and September 1

  •
  Par call date: January 15, 2022

  •
  Optional redemption: See "—Optional Redemption of the Exchange USD Notes—Optional Redemption of the Exchange 2020 USD Notes"

  •
  Listing: the Exchange 3.450% 2022 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 3.250% 2022 Notes

  •
  Title of the notes: 3.250% Senior Notes due 2022 (the "Exchange 3.250% 2022 Notes")

  •
  Total principal amount being issued: up to $1,462,358,000

  •
  Maturity date: October 1, 2022

  •
  Interest rate: 3.250% per annum

  •
  Interest payment dates: April 1 and October 1

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 3.250% 2022 Notes

  •
  Regular record dates for interest: March 15 and September 15

  •
  Par call date: July 1, 2022

  •
  Optional redemption: See "—Optional Redemption of the Exchange USD Notes—Optional Redemption of the Exchange 2020 USD Notes"

  •
  Listing: the Exchange 3.250% 2022 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange Floating Rate 2022 Notes

  •
  Title of the notes: Senior Floating Notes due 2022 (the "Exchange Floating Rate 2022 Notes")

  •
  Total principal amount being issued: up to $750,000,000

  •
  Maturity date: November 21, 2022

  •
  Interest rate: floating rate, reset quarterly, equal to the Benchmark, which will initially be three-month LIBOR plus 0.650% per annum (see "—Interest Rates on the Exchange Floating Rate Notes")

  •
  Interest payment dates: February 21, May 21, August 21 and November 21

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange Floating Rate 2022 Notes

  •
  Regular record dates for interest: close of business on the date that is 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Optional redemption: Not applicable

  •
  Listing: the Exchange Floating Rate 2022 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 2.300% 2022 Notes

  •
  Title of the notes: 2.300% Senior Notes due 2022 (the "Exchange 2.300% 2022 Notes")

  •
  Total principal amount being issued: up to $3,000,000,000

  •
  Maturity date: November 21, 2022

  •
  Interest rate: 2.300% per annum

  •
  Interest payment dates: May 21 and November 21

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 2.300% 2022 Notes

  •
  Regular record dates for interest: close of business on the date that is 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Optional redemption: See "—Optional Redemption—Optional Redemption of the Exchange Fixed Rate 2019 Notes"

  •
  Listing: the Exchange 2.300% 2022 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 2.800% 2023 Notes

  •
  Title of the notes: 2.800% Senior Notes due 2023 (the "Exchange 2.800% 2023 Notes")

  •
  Total principal amount being issued: up to $244,575,000

  •
  Maturity date: March 15, 2023

  •
  Interest rate: 2.800% per annum

  •
  Interest payment dates: March 15 and September 15

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 2.800% 2023 Notes

  •
  Regular record dates for interest: March 1 and September 1

  •
  Par call date: December 15, 2022

  •
  Optional redemption: See "—Optional Redemption of the Exchange USD Notes—Optional Redemption of the Exchange 2020 USD Notes"

  •
  Listing: the Exchange 2.800% 2023 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 3.850% 2024 Notes

  •
  Title of the notes: 3.850% Senior Notes due 2024 (the "Exchange 3.850% 2024 Notes")

  •
  Total principal amount being issued: up to $945,394,000

  •
  Maturity date: June 15, 2024

  •
  Interest rate: 3.850% per annum

  •
  Interest payment dates: June 15 and December 15

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 3.850% 2024 Notes

  •
  Regular record dates for interest: June 1 and December 1

  •
  Par call date: March 15, 2024

  •
  Optional redemption: See "—Optional Redemption of the Exchange USD Notes—Optional Redemption of the Exchange 2020 USD Notes"

  •
  Listing: the Exchange 3.850% 2024 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 2.600% 2024 Notes

  •
  Title of the notes: 2.600% Senior Notes due 2024 (the "Exchange 2.600% 2024 Notes")

  •
  Total principal amount being issued: up to $3,750,000,000

  •
  Maturity date: November 21, 2024

  •
  Interest rate: 2.600% per annum

  •
  Interest payment dates: May 21 and November 21

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 2.600% 2024 Notes

  •
  Regular record dates for interest: close of business on the date that is 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Par call date: October 21, 2024

  •
  Optional redemption: See "—Optional Redemption—Optional Redemption of the Exchange Fixed Rate 2019 Notes"

  •
  Listing: the Exchange 2.600% 2024 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 3.800% 2025 Notes

  •
  Title of the notes: 3.800% Senior Notes due 2025 (the "Exchange 3.800% 2025 Notes")

  •
  Total principal amount being issued: up to $2,890,467,000

  •
  Maturity date: March 15, 2025

  •
  Interest rate: 3.800% per annum

  •
  Interest payment dates: March 15 and September 15

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 3.800% 2025 Notes

  •
  Regular record dates for interest: March 1 and September 1

  •
  Par call date: December 15, 2024

  •
  Optional redemption: See "—Optional Redemption of the Exchange USD Notes—Optional Redemption of the Exchange 2020 USD Notes"

  •
  Listing: the Exchange 3.800% 2025 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 2.950% 2026 Notes

  •
  Title of the notes: 2.950% Senior Notes due 2026 (the "Exchange 2.950% 2026 Notes")

  •
  Total principal amount being issued: up to $4,000,000,000

  •
  Maturity date: November 21, 2026

  •
  Interest rate: 2.950% per annum

  •
  Interest payment dates: May 21 and November 21

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 2.950% 2026 Notes

  •
  Regular record dates for interest: close of business on the date that is 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Par call date: September 21, 2026

  •
  Optional redemption: See "—Optional Redemption—Optional Redemption of the Exchange Fixed Rate 2019 Notes"

  •
  Listing: the Exchange 2.950% 2026 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 3.200% 2029 Notes

  •
  Title of the notes: 3.200% Senior Notes due 2029 (the "Exchange 3.200% 2029 Notes")

  •
  Total principal amount being issued: up to $5,500,000,000

  •
  Maturity date: November 21, 2029

  •
  Interest rate: 3.200% per annum

  •
  Interest payment dates: May 21 and November 21

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 3.200% 2029 Notes

  •
  Regular record dates for interest: close of business on the date that is 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Par call date: August 21, 2029

  •
  Optional redemption: See "—Optional Redemption—Optional Redemption of the Exchange Fixed Rate 2019 Notes"

  •
  Listing: the Exchange 3.200% 2029 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.550% 2035 Notes

  •
  Title of the notes: 4.550% Senior Notes due 2035 (the "Exchange 4.550% 2035 Notes")

  •
  Total principal amount being issued: up to $1,681,354,000

  •
  Maturity date: March 15, 2035

  •
  Interest rate: 4.550% per annum

  •
  Interest payment dates: March 15 and September 15

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.550% 2035 Notes

  •
  Regular record dates for interest: March 1 and September 1

  •
  Par call date: September 15, 2034

  •
  Optional redemption: See "—Optional Redemption of the Exchange USD Notes—Optional Redemption of the Exchange 2020 USD Notes"

  •
  Listing: the Exchange 4.550% 2035 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.050% 2039 Notes

  •
  Title of the notes: 4.050% Senior Notes due 2039 (the "Exchange 4.050% 2039 Notes")

  •
  Total principal amount being issued: up to $4,000,000,000

  •
  Maturity date: November 21, 2039

  •
  Interest rate: 4.050% per annum

  •
  Interest payment dates: May 21 and November 21

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.050% 2039 Notes

  •
  Regular record dates for interest: close of business on the date that is 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Par call date: May 21, 2039

  •
  Optional redemption: See "—Optional Redemption—Optional Redemption of the Exchange Fixed Rate 2019 Notes"

  •
  Listing: the Exchange 4.050% 2039 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.625% 2042 Notes

  •
  Title of the notes: 4.625% Senior Notes due 2042 (the "Exchange 4.625% 2042 Notes")

  •
  Total principal amount being issued: up to $389,217,000

  •
  Maturity date: October 1, 2042

  •
  Interest rate: 4.625% per annum

  •
  Interest payment dates: April 1 and October 1

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.625% 2042 Notes

  •
  Regular record dates for interest: March 15 and September 15

  •
  Par call date: April 1, 2042

  •
  Optional redemption: See "—Optional Redemption of the Exchange USD Notes—Optional Redemption of the Exchange 2020 USD Notes"

  •
  Listing: the Exchange 4.625% 2042 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.850% 2044 Notes

  •
  Title of the notes: 4.850% Senior Notes due 2044 (the "Exchange 4.850% 2044 Notes")

  •
  Total principal amount being issued: up to $1,008,583,000

  •
  Maturity date: June 15, 2044

  •
  Interest rate: 4.850% per annum

  •
  Interest payment dates: June 15 and December 15

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.850% 2044 Notes

  •
  Regular record dates for interest: June 1 and December 1

  •
  Par call date: December 15, 2043

  •
  Optional redemption: See "—Optional Redemption of the Exchange USD Notes—Optional Redemption of the Exchange 2020 USD Notes"

  •
  Listing: the Exchange 4.850% 2044 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.750% 2045 Notes

  •
  Title of the notes: 4.750% Senior Notes due 2045 (the "Exchange 4.750% 2045 Notes")

  •
  Total principal amount being issued: up to $827,096,000

  •
  Maturity date: March 15, 2045

  •
  Interest rate: 4.750% per annum

  •
  Interest payment dates: March 15 and September 15

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.750% 2045 Notes

  •
  Regular record dates for interest: March 1 and September 1

  •
  Par call date: September 15, 2044

  •
  Optional redemption: See "—Optional Redemption of the Exchange USD Notes—Optional Redemption of the Exchange 2020 USD Notes"

  •
  Listing: the Exchange 4.750% 2045 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.250% 2049 Notes

  •
  Title of the notes: 4.250% Senior Notes due 2049 (the "Exchange 4.250% 2049 Notes")

  •
  Total principal amount being issued: up to $5,750,000,000

  •
  Maturity date: November 21, 2049

  •
  Interest rate: 4.250% per annum

  •
  Interest payment dates: May 21 and November 21

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.250% 2049 Notes

  •
  Regular record dates for interest: close of business on the date that is 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Par call date: May 21, 2049

  •
  Optional redemption: See "—Optional Redemption—Optional Redemption of the Exchange Fixed Rate 2019 Notes"

  •
  Listing: the Exchange 4.250% 2049 Notes will not be listed on any securities exchange or included in any automated quotation system

Maturity

        Each series of Exchange USD Notes will mature on the applicable maturity date set forth above.

Interest Rates on the Exchange USD Fixed Rate Notes

        The interest rate on each series of Exchange USD Fixed Rate Notes is set forth above.

        Interest on each series of Exchange USD Fixed Rate Notes will be payable semi-annually in arrears on the applicable interest payment dates set forth above. The first interest payment date on each series of the Exchange USD Fixed Rate Notes is set forth above. Interest will be payable to the persons in whose names the Exchange USD Fixed Rate Notes are registered at the close of business on the applicable regular record date set forth above immediately preceding the relevant interest payment date (whether or not a business day). Interest on each series of Exchange USD Fixed Rate Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

        In any case where any interest or other payment date of any Exchange USD Fixed Rate Notes is not a business day, then payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding business day with the same force and effect as if made on the applicable interest or other payment date, provided that no interest shall accrue for the period from and after such interest or other payment date.

Interest Rates on the Exchange Floating Rate Notes

        The interest rate on each series of Exchange Floating Rate Notes is set forth above.

        Interest will be payable on Exchange Floating Rate Notes quarterly in arrears on the applicable interest payment dates set forth above, subject to adjustment as provided below if any such date is not a business day, and at maturity (each, a "floating rate interest payment date").

        The "interest period" applicable to the Exchange Floating Rate Notes will be the period commencing on the applicable floating rate interest payment date (or, in the case of the initial interest period, commencing on the most recent date on which interest on the respective Original Floating Rate Notes has been paid) to, but excluding, the next succeeding floating rate interest payment date, and in the case of the last such interest period, from, and including, the floating rate interest payment date immediately preceding the maturity date for the Exchange Floating Rate Notes to, but excluding, such maturity date. The initial interest period applicable to the Exchange Floating Rate May 2021 Notes is from, and including, the most recent date on which interest has been paid on the Original Floating Rate May 2021 Notes to, but excluding, the first interest payment date on the Exchange Floating Rate May 2021 Notes. The initial interest period applicable to the Exchange Floating Rate November 2021 Notes is from, and including, the most recent date on which interest has been paid on the Original Floating Rate November 2021 Notes to, but excluding, the first interest payment date on the Exchange Floating Rate November 2021 Notes. The initial interest period applicable to the Exchange Floating Rate 2022 Notes is from, and including, the most recent date on which interest has been paid on the Original Floating Rate 2022 Notes to, but excluding, the first interest payment date on the Exchange Floating Rate 2022 Notes. The interest rate for the initial interest period for each series of the Exchange Floating Rate Notes will be the applicable interest rate as determined by the calculation agent for the relevant series of the Original Floating Rate Notes for such corresponding interest period.

        The interest on the Exchange Floating Rate Notes will be reset on the first day of each interest period other than the initial interest period (each, an "interest reset date"), subject to adjustment as provided below if any such date is not a business day, as determined by the calculation agent. All calculations made by the calculation agent shall in the absence of manifest error be conclusive for all purposes and binding on AbbVie, the Trustee and the holders of Exchange Floating Rate Notes. So long as LIBOR is required to be determined with respect to the Exchange Floating Rate Notes, there will at all times be a calculation agent. Initially, U.S. Bank National Association shall serve as calculation agent, provided, however, that U.S. Bank National Association will not, either in its role as calculation agent, trustee or in any other capacity, serve as AbbVie's Designee (as defined below) for purposes of paragraph (b)(2) of the definition of LIBOR, or in making the determinations described under "—Effect of Benchmark Transition Event" below, unless it consents thereto in writing. U.S. Bank National Association shall not, either as trustee or as calculation agent, have any (i) responsibility or liability for the selection, adoption or determination of an alternative or replacement reference rate (including a Benchmark Replacement Adjustment or any Benchmark Replacement Conforming Changes) as a successor or replacement benchmark (including whether any such rate is the appropriate Benchmark Replacement or whether any other conditions to the designation of such rate or any of the determinations described in "—Effect of Benchmark Transition Event" below have been satisfied) and shall be entitled to rely upon any determination or designation of such a rate (and any Benchmark Replacement Adjustment or Benchmark Replacement Conforming Changes, or other modifier) by AbbVie or its Designee, or (ii) liability for any failure or delay by AbbVie or its Designee in performing its respective duties under the 2020 USD Indenture or other transaction documents as a result of the unavailability of LIBOR, or any other Benchmark Replacement described herein or the failure of a Benchmark Replacement to be adopted. In the event that any then acting calculation agent shall be unable or unwilling to act, or that such calculation agent shall fail duly to establish LIBOR for any interest period, or that AbbVie proposes to remove such calculation agent, AbbVie shall appoint another person which is a bank, trust company, investment banking firm, or other financial institution to act as the calculation agent. The calculation agent may at any time resign by giving written notice to AbbVie of such intention on its part, specifying the date on which such resignation shall become effective, provided that such notice shall be given not less than thirty (30) days prior to the stated effective date unless AbbVie otherwise agrees. The calculation agent may be removed by AbbVie giving notice in writing specifying such removal and the date when it shall become effective. Upon receipt of such notice of resignation or the giving of such notice of removal, AbbVie shall promptly appoint a successor calculation agent (which may be another person which is a bank, trust company, investment banking firm, or other financial institution), which appointment shall take effect prior to the effective date of such resignation or removal. For the avoidance of doubt, the effectiveness of such resignation or removal shall not be conditional upon or subject to the effectiveness of such appointment of a successor.

        "LIBOR" means the rate determined in accordance with the following provisions:

          (a)   With respect to a LIBOR Interest determination date, LIBOR will be the rate for deposits in U.S. dollars having a maturity of three months, commencing on the first day of the applicable interest period immediately following that LIBOR Interest determination date, that appears on the display on Reuters (or any successor service) on the LIBOR 01 page (or any other page as may replace such page on such service or any such successor service, as the case may be) for the purpose of displaying the London interbank rates of major banks for U.S. dollars (the "LIBOR Page") as of 11:00 A.M., London time, on that LIBOR Interest determination date.

          (b)   If the rate referred to in subparagraph (a) above does not appear on the LIBOR Page by 11:00 A.M., London time, on such LIBOR Interest determination date, LIBOR will be determined as follows:

            (1)   Except as provided in clause (2) below, AbbVie will select four major reference banks (which may include one or more of the initial purchasers or their affiliates) in the London interbank market and will request the principal London office of each of those four selected banks to provide the calculation agent with such bank's quotation of the rate at which three-month U.S. dollar deposits, commencing on the second London business day immediately following such LIBOR Interest determination date, are offered to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest determination date and in a principal amount of not less than $1,000,000 that is representative for a single transaction in such market at such time.

            a)    If at least two such quotations are provided, then LIBOR for such LIBOR Interest determination date will be the arithmetic mean of such quotations.

            b)    If fewer than two quotations are provided, then LIBOR for such LIBOR Interest determination date will be the arithmetic mean of the rates quoted as of approximately 11:00 A.M. in the City of New York on such LIBOR Interest determination date by three major banks (which may include one or more of the underwriters or their affiliates) in The City of New York selected by AbbVie for three-month U.S. dollar loans, commencing on the second London business day immediately following such LIBOR Interest determination date, and in a principal amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by AbbVie are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect for the immediately preceding interest period.

            (2)   Notwithstanding clause (1) above, if AbbVie or the Designee (as defined below) determine on or prior to the relevant LIBOR Interest determination date that a Benchmark Transition Event and its related Benchmark Replacement Date (each, as defined herein) have occurred with respect to LIBOR (or the then-current Benchmark, as applicable), then the provisions set forth below under "—Effect of Benchmark Transition Event," which is referred to as the benchmark transition provisions, will thereafter apply to all determinations of the rate of interest payable on the Exchange Floating Rate Notes. In accordance with the benchmark transition provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period will be an annual rate equal to the sum of the Benchmark Replacement (as defined herein) and the margin specified in this offering memorandum. However, if AbbVie or the Designee determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, but for any reason the Benchmark Replacement has not been determined as of the relevant LIBOR Interest determination date, the interest rate for the applicable interest period will be equal to the interest rate for the immediately preceding interest period, as determined by AbbVie or the Designee.

        "LIBOR Interest determination date" means the second London business day preceding each interest reset date.

        If any interest reset date for the Exchange Floating Rate Notes would otherwise be a day that is not a business day with respect to the Exchange Floating Rate Notes, such interest reset date will be the next succeeding day that is a business day with respect to the Exchange Floating Rate Notes, except that if the business day is in the next succeeding calendar month, the interest reset date will be the immediately preceding day that is a business day with respect to the Exchange Floating Rate Notes.

        If any floating rate interest payment date (other than an interest payment date occurring on the maturity date) falls on a day that is not a business day with respect to the Exchange Floating Rate Notes, such interest payment date will be the following day that is a business day with respect to the Exchange Floating Rate Notes, except that, if the business day is in the next succeeding calendar month, the floating rate interest payment date shall be the immediately preceding day that is a business day with respect to the Exchange Floating Rate Notes (in each case, resulting in a corresponding adjustment to the number of days in the applicable interest period). If the maturity of the Exchange Floating Rate Notes falls on a day that is not a business day with respect to the Exchange Floating Rate Notes, the payment of principal and interest may be made on the next succeeding business day with respect to the Exchange Floating Rate Notes, and no interest on that payment shall accrue for the period from and after such maturity.

        The interest payable on the Exchange Floating Rate Notes on any floating rate interest payment date will be paid to the persons in whose name the Exchange Floating Rate Notes are registered at the close of business on the applicable regular record date set forth above immediately preceding the relevant floating rate interest payment date (whether or not a business day); provided, however, that interest payable at maturity of the applicable Exchange Floating Rate Notes shall be payable to the persons to whom principal shall be payable, subject to DTC's applicable procedures.

        With respect to the Exchange Floating Rate Notes, accrued interest is calculated by multiplying the face amount by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day from the date of issue, or from, and including, the last date to which interest has been paid or duly provided for, to, but excluding, the date for which accrued interest is being calculated. The "interest factor" for each day is computed by dividing the interest rate applicable to that day by 360. All percentages resulting from any calculation on Exchange Floating Rate Notes will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) will be rounded upward to 9.87655% (or .0987655)), and all amounts used in or resulting from the calculation on Exchange Floating Rate Notes will be rounded to the nearest cent (with one-half cent being rounded upward).

        If at any time the bank serving as Trustee is not also the calculation agent, AbbVie will notify (or cause the calculation agent to notify) the Trustee of each determination of the interest rate applicable to any of the Exchange Floating Rate Notes promptly after the determination is made by any successor calculation agent.

        Upon the request of the holder of any Exchange Floating Rate Note, the Trustee will provide the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next interest reset date with respect to the Exchange Floating Rate Note.

        The interest rate on Exchange Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Effect of Benchmark Transition Event

        If AbbVie (or its designee, which may be the calculation agent only if the calculation agent consents in writing to such appointment in its sole discretion with no liability therefor, a successor calculation agent or such other designee of AbbVie (any of such entities, the "Designee")) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Exchange Floating Rate Notes in respect of such determination on such date and all determinations on all subsequent dates. If the Designee is not the calculation agent, AbbVie shall notify the Trustee and the calculation agent in writing of the party that has been appointed by AbbVie as the Designee.

        In connection with the implementation of a Benchmark Replacement, AbbVie (or the Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

        Any determination, decision or election that may be made by AbbVie (or the Designee) pursuant to this Section titled "Effect of Benchmark Transition Event," including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in AbbVie's (or the Designee's) sole discretion, and, notwithstanding anything to the contrary in the documentation relating to the Exchange Floating Rate Notes, shall become effective without consent from the holders of the Exchange Floating Rate Notes or any other party.

        For purposes of the foregoing discussion of the effect of Benchmark Transition Events, the following definitions are applicable:

  "Benchmark" means, initially, three-month LIBOR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to three-month LIBOR or the then-current Benchmark, then "Benchmark" means the applicable Benchmark Replacement.

  "Benchmark Replacement" means the Interpolated Benchmark with respect to the then-current Benchmark, plus the Benchmark Replacement Adjustment for such Benchmark; provided that if AbbVie (or the Designee) cannot determine the Interpolated Benchmark as of the Benchmark Replacement Date, then "Benchmark Replacement" means the first alternative set forth in the order below that can be determined by AbbVie (or the Designee) as of the Benchmark Replacement Date: (1) the sum of: (a) Term SOFR and (b) the Benchmark Replacement Adjustment; (2) the sum of: (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment; (3) the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment; (4) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; (5) the sum of: (a) the alternate rate of interest that has been selected by AbbVie (or the Designee) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated Exchange Floating Rate Notes at such time and (b) the Benchmark Replacement Adjustment.

  "Benchmark Replacement Adjustment" means the first alternative set forth in the order below that can be determined by AbbVie (or the Designee) as of the Benchmark Replacement Date: (1) the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement; (2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; (3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by AbbVie (or the Designee) giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated Exchange Floating Rate Notes at such time.

  "Benchmark Replacement Conforming Changes" means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of "Interest Period", timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, and other administrative matters) that AbbVie (or the Designee) decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if AbbVie (or the Designee) decides that adoption of any portion of such market practice is not administratively feasible or AbbVie (or the Designee) determines that no market practice for use of the Benchmark Replacement exists, in such other manner as AbbVie (or the Designee) determines is reasonably necessary).

  "Benchmark Replacement Date" means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of "Benchmark Transition Event," the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or (2) in the case of clause (3) of the definition of "Benchmark Transition Event," the date of the public statement or publication of information referenced therein. For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

  "Benchmark Transition Event" means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; (2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or (3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

  "Compounded SOFR" means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate being established by AbbVie (or the Designee) in accordance with the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that if, and to the extent that, AbbVie (or the Designee) determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by AbbVie (or the Designee) giving due consideration to any industry-accepted market practice for U.S. dollar denominated Exchange Floating Rate Notes at such time. For the avoidance of doubt, the calculation of Compounded SOFR shall exclude the Benchmark Replacement Adjustment and the margin specified in this offering memorandum.

  "Corresponding Tenor" with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

  "Federal Reserve Bank of New York's Website" means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

  "Interpolated Benchmark" with respect to the Benchmark means the rate determined for the Corresponding Tenor by interpolating on a linear basis between: (1) the Benchmark for the longest period (for which the Benchmark is available) that is shorter than the Corresponding Tenor and (2) the Benchmark for the shortest period (for which the Benchmark is available) that is longer than the Corresponding Tenor.

  "ISDA Definitions" means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

  "ISDA Fallback Adjustment" means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

  "ISDA Fallback Rate" means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

  "Reference Time" with respect to any determination of the Benchmark means (1) if the Benchmark is three-month LIBOR, 11:00 A.M. (London time) on the LIBOR Interest determination date, and (2) if the Benchmark is not three-month LIBOR, the time determined by AbbVie (or the Designee) in accordance with the Benchmark Replacement Conforming Changes.

  "Relevant Governmental Body" means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

  "SOFR" with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York's Website.

  "Term SOFR" means the forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.

  "Unadjusted Benchmark Replacement" means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Optional Redemption of the Exchange USD Notes

Optional Redemption of the Exchange Fixed Rate 2019 Notes

        At any time prior to (i) the Par Call Date applicable to a series of Exchange Fixed Rate 2019 Notes other than the Exchange 2.150% 2021 Notes and the Exchange 2.300% 2022 Notes and (ii) in the case of the Exchange 2.150% 2021 Notes and the Exchange 2.300% 2022 Notes only, the applicable maturity date of the Exchange 2.150% 2021 Notes and the Exchange 2.300% 2022 Notes, AbbVie may redeem some or all of the Exchange Fixed Rate 2019 Notes of such series at its option, in each case at a redemption price equal to the greater of:

  •
  100% of the principal amount of the Exchange Fixed Rate 2019 Notes of that series to be redeemed; and

  •
  the sum of the present values of the remaining scheduled payments (through (i) the Par Call Date with respect to such Exchange Fixed Rate 2019 Notes other than the Exchange 2.150% 2021 Notes and the Exchange 2.300% 2022 Notes assuming for such purpose that such Exchange Fixed Rate 2019 Notes other than the Exchange 2.150% 2021 Notes and the Exchange 2.300% 2022 Notes matured on the applicable Par Call Date or (ii) the applicable maturity date with respect to the Exchange 2.150% 2021 Notes and the Exchange 2.300% 2022 Notes) of principal and interest on the Exchange Fixed Rate 2019 Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate, plus:

  •
  10 basis points for the Exchange 2.150% 2021 Notes;

  •
  10 basis points for the Exchange 2.300% 2022 Notes;

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  15 basis points for the Exchange 2.600% 2024 Notes;

  •
  20 basis points for the Exchange 2.950% 2026 Notes;

  •
  20 basis points for the Exchange 3.200% 2029 Notes;

  •
  25 basis points for the Exchange 4.050% 2039 Notes; and

  •
  30 basis points for the Exchange 4.250% 2049 Notes.

        In each case, AbbVie will pay accrued and unpaid interest on the principal amount of the Exchange Fixed Rate 2019 Notes being redeemed to, but excluding, the applicable date of redemption.

        In addition, at any time on or after the Par Call Date applicable to a series of Exchange Fixed Rate 2019 Notes other than the Exchange 2.150% 2021 Notes and the Exchange 2.300% 2022 Notes, AbbVie may redeem some or all of the Exchange Fixed Rate 2019 Notes of such series at its option, in each case at a redemption price equal to 100% of the principal amount of the Exchange Fixed Rate 2019 Notes of that series to be redeemed, plus, in each case, accrued and unpaid interest on the principal amount of the Exchange Fixed Rate 2019 Notes being redeemed to, but excluding, the applicable date of redemption.

        For purposes of the foregoing discussion of optional redemption, the following definitions are applicable:

  "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term (assuming, for this purpose, that the Exchange Fixed Rate 2019 Notes other than the Exchange 2.150% 2021 Notes and the Exchange 2.300% 2022 Notes matured on the applicable Par Call Date) ("Remaining Life") of the Exchange Fixed Rate 2019 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Exchange Fixed Rate 2019 Notes (assuming, for this purpose, that the Exchange Fixed Rate 2019 Notes other than the Exchange 2.150% 2021 Notes and the Exchange 2.300% 2022 Notes matured on the applicable Par Call Date).

  "Comparable Treasury Price" means, with respect to any redemption date, (1) if AbbVie obtains four or more Reference Treasury Dealer Quotations for such redemption date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if AbbVie obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

  "Independent Investment Banker" means one of the Reference Treasury Dealers that AbbVie appoints to act as the Independent Investment Banker from time to time.

  "New York Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

  "Par Call Date" means:

    •
    with respect to the Exchange 2.600% 2024 Notes, October 21, 2024 (one month prior to the maturity date of the Exchange 2.600% 2024 Notes);

    •
    with respect to the Exchange 2.950% 2026 Notes, September 21, 2026 (two months prior to the maturity date of the Exchange 2.950% 2026 Notes);

    •
    with respect to the Exchange 3.200% 2029 Notes, August 21, 2029 (three months prior to the maturity date of the Exchange 3.200% 2029 Notes);

    •
    with respect to the Exchange 4.050% 2039 Notes, May 21, 2039 (six months prior to the maturity date of the Exchange 4.050% 2039 Notes); and

    •
    with respect to the Exchange 4.250% 2049 Notes, May 21, 2049 (six months prior to the maturity date of the Exchange 4.250% 2049 Notes).

  "Primary Treasury Dealer" means a primary United States government securities dealer in the United States of America.

  "Reference Treasury Dealer" means (i) each of Morgan Stanley & Co. LLC, BofA Securities, Inc. and Barclays Capital Inc. and any of their respective successors; provided, however, that if any of them ceases to be a Primary Treasury Dealer, AbbVie will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers AbbVie selects.

  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by AbbVie, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to AbbVie by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third New York Business Day preceding such redemption date.

  "Treasury Rate" means, with respect to any redemption date: (1) the rate per annum equal to the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities" for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Exchange Fixed Rate 2019 Notes to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight-line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third New York Business Day preceding the redemption date.

        Notice of redemption will be delivered electronically or mailed at least 15 but not more than 60 days before the redemption date to each holder of record of the Exchange Fixed Rate 2019 Notes to be redeemed at its registered address or otherwise in accordance with the applicable procedures of DTC. The notice of redemption for the Exchange Fixed Rate 2019 Notes will state, among other things, the series and amount of Exchange Fixed Rate 2019 Notes to be redeemed, the redemption date, the redemption price and the place or places that payment will be made upon presentation and surrender of Exchange Fixed Rate 2019 Notes to be redeemed. Any redemption or notice of redemption may, at AbbVie's discretion, be subject to one or more conditions precedent, and, at AbbVie's discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied. AbbVie shall provide written notice to the Trustee prior to the close of business two New York Business Days prior to the redemption date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each holder of the Exchange Fixed Rate 2019 Notes in the same manner in which the notice of redemption was given.

        Notwithstanding the foregoing, installments of interest on any series of Exchange Fixed Rate 2019 Notes that are due and payable on interest payment dates falling on or prior to the applicable redemption date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Exchange Fixed Rate 2019 Notes and the 2019 Indenture.

Optional Redemption of the Exchange 2020 USD Notes

        Exchange 3.450% 2022 Notes, Exchange 3.250% 2022 Notes, Exchange 2.800% 2023 Notes, Exchange 3.850% 2024 Notes, Exchange 3.800% 2025 Notes, Exchange 4.550% 2035 Notes, Exchange 4.625% 2042 Notes, Exchange 4.850% 2044 Notes and Exchange 4.750% 2045 Notes

        At any time prior to the Par Call Date applicable to the Exchange 3.450% 2022 Notes, the Exchange 3.250% 2022 Notes, the Exchange 2.800% 2023 Notes, the Exchange 3.850% 2024 Notes, the Exchange 3.800% 2025 Notes, the Exchange 4.550% 2035 Notes, the Exchange 4.625% 2042 Notes, the Exchange 4.850% 2044 Notes or the Exchange 4.750% 2045 Notes, AbbVie may redeem some or all of the Exchange 2020 USD Notes of such series at its option, in each case at a redemption price equal to the greater of:

  •
  100% of the principal amount of the Exchange 2020 USD Notes of that series to be redeemed; and

  •
  the sum of the present values of the remaining scheduled payment of principal and interest (exclusive of interest accrued to the date of redemption) on such Exchange 2020 USD Notes to be redeemed discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate, plus:

  •
  25 basis points for the Exchange 3.450% 2022 Notes;

  •
  25 basis points for the Exchange 3.250% 2022 Notes;

  •
  15 basis points for the Exchange 2.800% 2023 Notes;

  •
  20 basis points for the Exchange 3.850% 2024 Notes;

  •
  30 basis points for the Exchange 3.800% 2025 Notes;

  •
  30 basis points for the Exchange 4.550% 2035 Notes;

  •
  30 basis points for the Exchange 4.625% 2042 Notes;

  •
  25 basis points for the Exchange 4.850% 2044 Notes; and

  •
  35 basis points for the Exchange 4.750% 2045 Notes.

        In each case, AbbVie will pay accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

        In addition, at any time on or after the Par Call Date applicable to the Exchange 3.450% 2022 Notes, the Exchange 3.250% 2022 Notes, the Exchange 2.800% 2023 Notes, the Exchange 3.850% 2024 Notes, the Exchange 3.800% 2025 Notes, the Exchange 4.550% 2035 Notes, the Exchange 4.625% 2042 Notes, the Exchange 4.850% 2044 Notes or the Exchange 4.750% 2045 Notes, AbbVie may redeem some or all of the Exchange 2020 USD Notes of such series at its option, in each case at a redemption price equal to 100% of the principal amount of the Exchange 2020 USD Notes of that series to be redeemed, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

Exchange 5.000% 2021 Notes

        AbbVie may redeem some or all of the Exchange 5.000% 2021 Notes at its option, in each case at a redemption price equal to 100% of the principal amount of the Exchange 5.000% 2021 Notes to be redeemed plus, except in the case of a redemption occurring on or after the Par Call Date applicable to the Exchange 5.000% 2021 Notes, the Applicable Premium, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

        For purposes of the foregoing discussion of optional redemption, the following definitions are applicable:

  "Applicable Premium" means, with respect to any Exchange 5.000% 2021 Notes on any redemption date, the greater of:

    •
    1.0% of the principal amount of such Exchange 5.000% 2021 Notes; and

    •
    the excess, if any, of: (i) the present value at such redemption date of all scheduled interest and principal payments due on the Exchange 5.000% 2021 Notes (excluding accrued but unpaid interest, if any, to, but excluding, the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over (ii) the principal amount of such Exchange 5.000% 2021 Notes.

  "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the series of Exchange 2020 USD Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the series of Exchange 2020 USD Notes to be redeemed.

  "Comparable Treasury Price" means, with respect to any redemption date, (1) if AbbVie obtains four or more Reference Treasury Dealer Quotations for such redemption date, the average of such

  Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if AbbVie obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

  "Independent Investment Banker" means one of the Reference Treasury Dealers that AbbVie appoints to act as the Independent Investment Banker from time to time.

  "New York Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

  "Par Call Date" means:

    •
    with respect to the Exchange 5.000% 2021 Notes, September 16, 2021 (three months prior to their maturity date);

    •
    with respect to the Exchange 3.450% 2022 Notes, January 15, 2022 (two months prior to their maturity date);

    •
    with respect to the Exchange 3.250% 2022 Notes, July 1, 2022 (three months prior to their maturity date);

    •
    with respect to the Exchange 2.800% 2023 Notes, December 15, 2022 (three months prior to their maturity date);

    •
    with respect to the Exchange 3.850% 2024 Notes, March 15, 2024 (three months prior to their maturity date);

    •
    with respect to the Exchange 3.800% 2025 Notes, December 15, 2024 (three months prior to their maturity date);

    •
    with respect to the Exchange 4.550% 2035 Notes, September 15, 2034 (six months prior to their maturity date);

    •
    with respect to the Exchange 4.625% 2042 Notes, April 1, 2042 (six months prior to their maturity date);

    •
    with respect to the Exchange 4.850% 2044 Notes, December 15, 2043 (six months prior to their maturity date); and

    •
    with respect to the Exchange 4.750% 2045 Notes, September 15, 2044 (six months prior to their maturity date).

  "Primary Treasury Dealer" means a primary United States government securities dealer in the United States of America.

  "Reference Treasury Dealer" means (i) each of Morgan Stanley & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and any of their respective successors; provided, however, that if any of them ceases to be a Primary Treasury Dealer, AbbVie will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers AbbVie selects.

  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by AbbVie, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to AbbVie by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third New York Business Day preceding such redemption date.

  "Treasury Rate" means, with respect to any redemption date, (1) the rate per annum equal to the yield, under the heading which represents the average for the immediately preceding week,

  appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities" for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the remaining term of the series of Exchange 2020 USD Notes to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight-line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third New York Business Day preceding the redemption date.

        With respect to the Exchange 3.250% 2022 Notes, the Exchange 3.450% 2022 Notes, the Exchange 3.850% 2024 Notes, the Exchange 3.800% 2025 Notes, the Exchange 4.550% 2035 Notes, the Exchange 4.625% 2042 Notes, the Exchange 4.850% 2044 Notes and the Exchange 4.750% 2045 Notes, notice of redemption will be delivered electronically or mailed at least 15 but not more than 60 days before the redemption date to each holder of record of the Exchange 2020 USD Notes to be redeemed at its registered address or otherwise in accordance with the applicable procedures of DTC. With respect to the Exchange 5.000% 2021 Notes and the Exchange 2.800% 2023 Notes, notice of redemption will be delivered electronically or mailed at least 30 but not more than 60 days before the redemption date to each holder of record of the Exchange 2020 USD Notes to be redeemed at its registered address or otherwise in accordance with the procedures of DTC. In each case, the notice of redemption for the Exchange 2020 USD Notes will state, among other things, the series and amount of Exchange 2020 USD Notes to be redeemed, the redemption date, the redemption price and the place or places that payment will be made upon presentation and surrender of the Exchange 2020 USD Notes to be redeemed. Any redemption or notice of redemption may, at AbbVie's discretion, be subject to one or more conditions precedent, and, at AbbVie's discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied. AbbVie shall provide written notice to the Trustee prior to the close of business two New York Business Days prior to the redemption date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each holder of the Exchange 2020 USD Notes in the same manner in which the notice of redemption was given.

        Unless AbbVie defaults in the payment of the redemption price, interest will cease to accrue on any Exchange 2020 USD Notes that have been called for redemption at the redemption date. If fewer than all of the Exchange 2020 USD Notes of a series are to be redeemed at any time, the Trustee will select the particular Exchange 2020 USD Notes or portions thereof for redemption from the outstanding Exchange 2020 USD Notes not previously redeemed by random lot.

        Notwithstanding the foregoing, installments of interest on any series of Exchange 2020 USD Notes that are due and payable on interest payment dates falling on or prior to the applicable redemption date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Exchange 2020 USD Notes and the 2020 USD Indenture.

The Trustee

        U.S. Bank National Association is the "Trustee" under the 2019 Indenture and the 2020 USD Indenture. U.S. Bank National Association and its affiliates perform certain commercial banking services for some of AbbVie's affiliates for which they receive customary fees.

        The Trustee will become obligated to exercise any of its powers under the 2019 Indenture and the 2020 USD Indenture, as applicable, at the request or direction of any of the holders of any applicable Exchange USD Notes pursuant to the 2019 Indenture and the 2020 USD Indenture, as applicable, only after those holders have offered the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by the Trustee in compliance with such request or direction.

Paying Agents

        AbbVie has designated the Trustee as its paying agent for payments on the Exchange USD Notes. AbbVie may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts.

        The Trustee or paying agent, as applicable, will repay to AbbVie on AbbVie's written request any funds they hold for payments on the Exchange USD Notes that remain unclaimed for two years after the date upon which that payment has become due. After repayment to AbbVie, holders entitled to those funds must look only to it for payment.

Book-Entry System

        AbbVie will issue the Exchange USD Notes initially in the form of one or more Global Notes in definitive, fully registered, book-entry form. The Global Notes will be delivered to the Trustee, as custodian for DTC, and registered in the name of DTC or the nominee of DTC.

        Except as described below, the Global Notes may be transferred, in whole but not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for Exchange USD Notes in registered certificated form ("Certificated Notes") except in the limited circumstances described below. See "—Exchange of Global Notes for Certificated Notes." Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of Certificated Notes.

DTC, Clearstream and Euroclear

        The information in this section is provided solely as a matter of convenience and AbbVie takes no responsibility for the accuracy of this information.

        Beneficial interests in the Global Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may hold interests in the Global Notes through either DTC (in the United States) or Clearstream or Euroclear, either directly if they are participants in such systems or indirectly through organizations that are participants in such systems. Clearstream and Euroclear will hold interests on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their United States depositaries, which in turn will hold such interests in customers' securities accounts in the United States depositaries' names on the books of DTC.

        DTC has advised as follows: DTC is a limited-purpose trust company organized under New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of institutions that have accounts with DTC ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. DTC's participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations.

        Access to DTC's system is also available to other entities such as banks, brokers, dealers, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly, which entities are referred to as "indirect participants." Persons who are not DTC participants may beneficially own securities held by or on behalf of DTC only through participants or indirect participants. DTC has no knowledge of the identity of beneficial owners of securities held by or on behalf of DTC. DTC's records reflect only the identity of its participants to whose accounts securities are credited. The ownership interests and transfer of ownership interests of each beneficial owner of each security held by or on behalf of DTC are recorded on the records of DTC's participants and indirect participants. The rules applicable to DTC and its direct and indirect participants are on file with the SEC.

        AbbVie expects that, pursuant to procedures established by DTC:

  •
  upon deposit of the Global Notes, DTC will credit the accounts of applicable participants with portions of the principal amount of the Global Notes; and

  •
  ownership of these interests in the Global Notes will be shown on, and the transfer of ownership of these interests will be effected only through, records maintained by DTC (with respect to the participants) or by the participants and the indirect participants (with respect to other owners of beneficial interests in the Global Notes).

        Investors in the Global Notes who are participants in DTC's system may hold their interests therein directly through DTC. Investors in the Global Notes who are not participants may hold their interests therein indirectly through organizations (including Euroclear and Clearstream) that are participants in such system. Euroclear and Clearstream may hold interests in the Global Notes on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositories, which are Euroclear Bank SA/NV, as operator of Euroclear, and Citibank, N.A., as operator of Clearstream. All interests in a Global Note, including those held through Euroclear or Clearstream, will be subject to the procedures and requirements of DTC. Those interests held through Euroclear or Clearstream may also be subject to the procedures and requirements of such systems.

        The laws of some jurisdictions may require that certain persons take physical delivery in definitive form of securities that they own. Consequently, the ability to transfer beneficial interests in a Global Note to such persons will be limited to that extent. Because DTC can act only on behalf of participants, which in turn act on behalf of indirect participants, the ability of a person having beneficial interests in a Global Note to pledge such interests to persons that do not participate in the DTC system, or otherwise take actions in respect of such interests, may be affected by the lack of a physical certificate evidencing such interests.

        Except as described below, owners of a beneficial interest in the Global Notes will not have Exchange USD Notes registered in their names, will not receive physical delivery of Certificated Notes and will not be considered the registered owners or "holders" thereof under the applicable Indenture for any purpose.

        Payments in respect of the principal of, premium, if any, and interest on a Global Note registered in the name of DTC or its nominee will be payable to DTC in its capacity as the registered holder under the 2019 Indenture and the 2020 USD Indenture. Under the terms of the 2019 Indenture and the 2020 USD Indenture, AbbVie, the Trustee and any agent of AbbVie or the Trustee will treat the persons in whose names the Exchange USD Notes, including the Global Notes, are registered as the owners of the Exchange USD Notes for the purpose of receiving payments and for all other purposes, whether or not the Exchange USD Notes be overdue, and neither AbbVie, the Trustee nor any such agent shall be affected by notice to the contrary. Consequently, neither AbbVie, the Trustee nor any agent of AbbVie or the Trustee has or will have any responsibility or liability for:

  (1)
  any aspect of DTC's records or any participant's or indirect participant's records relating to or payments made on account of beneficial ownership interests in the Global Notes or for maintaining, supervising or reviewing any of DTC's records or any participant's or indirect participant's records relating to the beneficial ownership interests in the Global Notes; or

  (2)
  any other matter relating to the actions and practices of DTC or any of its participants or indirect participants.

        AbbVie expects that, under DTC's current practice, at the due date of any payment in respect of securities such as the Exchange USD Notes (including principal and interest), DTC will credit the accounts of the relevant participants with the payment on the payment date unless DTC has reason to believe it will not receive payment on such payment date. Each relevant participant is credited with an amount proportionate to its beneficial ownership of an interest in the principal amount of the Exchange USD Notes as shown on the records of DTC. Payments by the participants and the indirect participants to the beneficial owners of Exchange USD Notes will be governed by standing instructions and customary practices and will be the responsibility of the participants or the indirect participants and will not be the responsibility of DTC, the Trustee or AbbVie. Neither AbbVie nor the Trustee will be liable for any delay by DTC or any of its participants in identifying the beneficial owners of the Exchange USD Notes, and AbbVie and the Trustee may conclusively rely on and will be protected in relying on instructions from DTC or its nominee for all purposes.

        Transfers between participants in DTC will be effected in accordance with DTC's procedures, and will be settled in same-day funds, and transfers between participants in Euroclear and Clearstream will be effected in accordance with their respective rules and operating procedures.

        Subject to compliance with the transfer restrictions applicable to the Exchange USD Notes described herein, cross-market transfers between the participants in DTC, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected through DTC in accordance with DTC's rules on behalf of Euroclear or Clearstream, as the case may be, by its depositary; however, such cross-market transactions will require delivery of instructions to Euroclear or Clearstream, as the case may be, by the counterparty in such system in accordance with the rules and procedures and within the established deadlines of such system. Euroclear or Clearstream, as the case may be, will, if the transaction meets its settlement requirements, deliver instructions to its respective depositary to take action to effect final settlement on its behalf by delivering or receiving interests in the relevant Global Note in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Euroclear participants and Clearstream participants may not deliver instructions directly to the depositories for Euroclear or Clearstream.

        AbbVie understands that DTC will take any action permitted to be taken by a holder of Exchange USD Notes only at the direction of one or more participants to whose account DTC has credited the interests in the Global Notes and only in respect of such portion of the aggregate principal amount of the Exchange USD Notes as to which such participant or participants has or have given such direction.

        Although AbbVie understands that DTC, Euroclear and Clearstream have agreed to the procedures described herein to facilitate transfers of interests in the Exchange USD Notes among participants in DTC, Euroclear and Clearstream, they are under no obligation to perform or to continue to perform such procedures, and may discontinue such procedures at any time. None of AbbVie, the Trustee or any of their respective agents will have any responsibility for the performance by DTC, Euroclear or Clearstream or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Same-Day Settlement and Payment

        AbbVie will make payments in respect of the Exchange USD Notes represented by the Global Notes (including principal, premium, if any, and interest) by wire transfer of immediately available funds to the account specified by the depositary; provided, however, that at AbbVie's option, payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the security register or (2) wire transfer as directed by the holder of any Exchange USD Note, in immediately available funds to an account maintained by the applicable depository or its nominee with respect to a Global Note, and to the holder of any Exchange USD Note or its nominee with respect to an Exchange USD Note in definitive form; provided further, that in the case of an AbbVie USD Note in definitive form (x) the holder thereof shall have provided written wiring instructions to the Trustee on or before the related record date and (y) if appropriate instructions for any such wire transfer are not received by the related record date, then such payment shall be made by check mailed to the address of such holder specified in the security register. Any permitted secondary market trading activity in the Exchange USD Notes will be required by DTC to be settled in immediately available funds. AbbVie expects that secondary trading in any Certificated Notes will also be settled in immediately available funds.

        Because of time zone differences, the securities account of a Euroclear or Clearstream participant purchasing an interest in a Global Note from a participant in DTC will be credited, and any such crediting will be reported to the relevant Euroclear or Clearstream participant, during the securities settlement processing day (which must be a business day for Euroclear and Clearstream) immediately following the settlement date of DTC. AbbVie understands that cash received in Euroclear or Clearstream as a result of sales of interests in a Global Note by or through a Euroclear or Clearstream participant to a participant in DTC will be received with value on the settlement date of DTC but will be available in the relevant Euroclear or Clearstream cash account only as of the business day for Euroclear or Clearstream following DTC's settlement date.

        If the principal of or any premium or interest on the Exchange USD Notes is payable on a day that is not a business day, the payment will be made on the following business day without the accrual of any interest on that payment.

Exchange of Global Notes for Certificated Notes

        AbbVie will issue Certificated Notes upon surrender by DTC of the Global Notes only if:

  (1)
  DTC (a) notifies AbbVie that it is no longer willing or able to act as a depositary or clearing system for the Global Notes or (b) ceases to be a clearing agency registered under the Exchange Act, and in either event, a successor depositary or clearing system is not appointed by AbbVie within 90 days of such notice or cessation;

  (2)
  there has occurred and is continuing an event of default and DTC notifies the Trustee of its decision to exchange the Global Note for Certificated Notes; or

  (3)
  AbbVie determines not to have the Exchange USD Notes represented by a Global Note.

        In all cases, Certificated Notes delivered in exchange for any Global Note or beneficial interests in Global Notes will be registered in the names, and issued in any approved denominations, requested by or on behalf of DTC (in accordance with its customary procedures).

        Neither AbbVie nor the Trustee will be liable for any delay by DTC or its nominee in identifying the holders of beneficial interests in the Global Notes, and each such person may conclusively rely on, and will be protected in relying on, instructions from DTC for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Certificated Notes to be issued).

Description of the Exchange Euro Notes

General

        The Exchange Euro Notes will be issued in fully registered form and shall be in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Exchange 0.500% 2021 Notes

  •
  Title of the notes: 0.500% Senior Notes due 2021 (the "Exchange 0.500% 2021 Notes")

  •
  Total principal amount being issued: up to €539,018,000

  •
  Maturity date: June 1, 2021

  •
  Interest rate: 0.500% per annum

  •
  Interest payment date: June 1

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 0.500% 2021 Notes

  •
  Regular record dates for interest: the close of business on the date that is (i) in the case of Exchange 0.500% 2021 Notes represented by a Global Note, the clearing system business day (which, for these purposes, is a day on which Euroclear and Clearstream settle payments in euro) immediately prior to the relevant interest payment date and (ii) in all other cases, 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Par call date: May 1, 2021

  •
  Optional redemption: See "—Optional Redemption of the Exchange Euro Notes"

  •
  Listing: AbbVie will apply to list the Exchange 0.500% 2021 Notes on the New York Stock Exchange

Exchange 1.500% 2023 Notes

  •
  Title of the notes: 1.500% Senior Notes due 2023 (the "Exchange 1.500% 2023 Notes")

  •
  Total principal amount being issued: up to €433,228,000

  •
  Maturity date: November 15, 2023

  •
  Interest rate: 1.500% per annum

  •
  Interest payment date: November 15

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 1.500% 2023 Notes

  •
  Regular record dates for interest: the close of business on the date that is (i) in the case of Exchange 1.500% 2023 Notes represented by a Global Note, the clearing system business day (which, for these purposes, is a day on which Euroclear and Clearstream settle payments in euro) immediately prior to the relevant interest payment date and (ii) in all other cases, 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Par call date: October 15, 2023

  •
  Optional redemption: See "—Optional Redemption of the Exchange Euro Notes"

  •
  Listing: AbbVie will apply to list the Exchange 1.500% 2023 Notes on the New York Stock Exchange

Exchange 1.250% 2024 Notes

  •
  Title of the notes: 1.250% Senior Notes due 2024 (the "Exchange 1.250% 2024 Notes")

  •
  Total principal amount being issued: up to €603,389,000

  •
  Maturity date: June 1, 2024

  •
  Interest rate: 1.250% per annum

  •
  Interest payment date: June 1

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 1.250% 2024 Notes

  •
  Regular record dates for interest: the close of business on the date that is (i) in the case of Exchange 1.250% 2024 Notes represented by a Global Note, the clearing system business day (which, for these purposes, is a day on which Euroclear and Clearstream settle payments in euro) immediately prior to the relevant interest payment date and (ii) in all other cases, 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Par call date: March 1, 2024

  •
  Optional redemption: See "—Optional Redemption of the Exchange Euro Notes"

  •
  Listing: AbbVie will apply to list the Exchange 1.250% 2024 Notes on the New York Stock Exchange

Exchange 2.625% 2028 Notes

  •
  Title of the notes: 2.625% Senior Notes due 2028 (the "Exchange 2.625% 2028 Notes")

  •
  Total principal amount being issued: up to €427,893,000

  •
  Maturity date: November 15, 2028

  •
  Interest rate: 2.625% per annum

  •
  Interest payment date: November 15

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 2.625% 2028 Notes

  •
  Regular record dates for interest: the close of business on the date that is (i) in the case of Exchange 2.625% 2028 Notes represented by a Global Note, the clearing system business day (which, for these purposes, is a day on which Euroclear and Clearstream settle payments in euro) immediately prior to the relevant interest payment date and (ii) in all other cases, 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Par call date: August 15, 2028

  •
  Optional redemption: See "—Optional Redemption of the Exchange Euro Notes"

  •
  Listing: AbbVie will apply to list the Exchange 2.625% 2028 Notes on the New York Stock Exchange

Exchange 2.125% 2029 Notes

  •
  Title of the notes: 2.125% Senior Notes due 2029 (the "Exchange 2.125% 2029 Notes")

  •
  Total principal amount being issued: up to €513,538,000

  •
  Maturity date: June 1, 2029

  •
  Interest rate: 2.125% per annum

  •
  Interest payment date: June 1

  •
  First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 2.125% 2029 Notes

  •
  Regular record dates for interest: the close of business on the date that is (i) in the case of Exchange 2.125% 2029 Notes represented by a Global Note, the clearing system business day (which, for these purposes, is a day on which Euroclear and Clearstream settle payments in euro) immediately prior to the relevant interest payment date and (ii) in all other cases, 15 calendar days prior to the relevant interest payment date (whether or not a business day)

  •
  Par call date: March 1, 2029

  •
  Optional redemption: See "—Optional Redemption of the Exchange Euro Notes"

  •
  Listing: AbbVie will apply to list the Exchange 2.125% 2029 Notes on the New York Stock Exchange

Maturity

        Each series of Exchange Euro Notes will mature on the applicable maturity date set forth above.

Interest

        Interest on each series of Exchange Euro Notes will be payable in arrears on the applicable interest payment dates set forth above. The first interest payment date on each series of the Exchange Euro Notes is set forth above.

        Interest on the Exchange Euro Notes shall be determined on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for on the Exchange Euro Notes, but excluding the next following interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

        Unless otherwise indicated, with respect to the Exchange Euro Notes, the term "business day" means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in New York, New York or London are authorized or required by law or executive order to close and (ii) on which the Trans European Automated Realtime Gross Settlement Express Transfer system, or the TARGET2 system, or any successor thereto, operates.

Optional Redemption of the Exchange Euro Notes

        At any time prior to the Par Call Date applicable to a series of Exchange Euro Notes, AbbVie may redeem some or all of the Exchange Euro Notes of such series at its option, in each case at a redemption price equal to the greater of:

  (1)
  100% of the principal amount of the Exchange Euro Notes of that series to be redeemed; and

  (2)
  the sum of the present values of the remaining scheduled payment of principal and interest (exclusive of interest accrued to the date of redemption) on such Exchange Euro Notes to be redeemed discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate, plus:

  •
  20 basis points for the Exchange 0.500% 2021 Notes;

  •
  25 basis points for the Exchange 1.500% 2023 Notes;

  •
  25 basis points for the Exchange 1.250% 2024 Notes;

  •
  35 basis points for the Exchange 2.625% 2028 Notes; and

  •
  30 basis points for the Exchange 2.125% 2029 Notes.

        In each case, AbbVie will pay accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

        In addition, at any time on or after the Par Call Date applicable to a series of Exchange Euro Notes, AbbVie may redeem some or all of the Exchange Euro Notes of such series at its option, in each case at a redemption price equal to 100% of the principal amount of the Exchange Euro Notes of that series to be redeemed, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

        For purposes of the foregoing discussion of optional redemption, the following definitions are applicable:

        "Comparable Government Bond" means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by us, a bond that is a direct obligation of the Federal Republic of Germany ("German government bond"), whose maturity is closest to the maturity of the notes, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by us, determine to be appropriate for determining the Comparable Government Bond Rate.

        "Comparable Government Bond Rate" means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an independent investment bank selected by us.

        "Par Call Date" means:

  •
  with respect to the Exchange 0.500% 2021 Notes, May 1, 2021 (one month prior to their maturity date);

  •
  with respect to the Exchange 1.500% 2023 Notes, October 15, 2023 (one month prior to their maturity date);

  •
  with respect to the Exchange 1.250% 2024 Notes, March 1, 2024 (three months prior to their maturity date);

  •
  with respect to the Exchange 2.625% 2028 Notes, August 15, 2028 (three months prior to their maturity date); and

  •
  with respect to the Exchange 2.125% 2029 Notes, March 1, 2029 (three months prior to their maturity date).

        Notice of redemption will be mailed at least 15 but not more than 60 days before the redemption date (i) in the case of Exchange Euro Notes represented by a Global Note, to and through Euroclear or Clearstream for communication by them to the holders of interests in the Exchange Euro Notes, or

(ii) in the case of Definitive Notes, to each holder of record of the Exchange Euro Notes to be redeemed at its registered address. The notice of redemption for the Exchange Euro Notes will state, among other things, the series and amount of Exchange Euro Notes to be redeemed, the redemption date, the redemption price and the place or places that payment will be made upon presentation and surrender of Exchange Euro Notes to be redeemed. Any redemption or notice of redemption may, at AbbVie's discretion, be subject to one or more conditions precedent, and, at AbbVie's discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied. AbbVie shall provide written notice to the Trustee prior to the close of business two business days prior to the redemption date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each holder of the Exchange Euro Notes in the same manner in which the notice of redemption was given.

        Unless AbbVie defaults in the payment of the redemption price, interest will cease to accrue on any Exchange Euro Notes that have been called for redemption at the redemption date. If fewer than all of the Exchange Euro Notes of a series are to be redeemed at any time, (i) in the case of Exchange Euro Notes represented by a Global Note, the Exchange Euro Notes will be selected in accordance with the rules of Euroclear and/or Clearstream (to be reflected in the records of Euroclear and Clearstream as either a pool factor or a reduction in nominal amount, at their discretion), or (ii) in the case of Definitive Notes, the Trustee will select the particular Exchange Euro Notes or portions thereof for redemption from the outstanding Exchange Euro Notes not previously redeemed by random lot.

        Except as described above and in the case of certain changes in withholding tax laws, the Exchange Euro Notes may not be redeemed at AbbVie's option prior to their stated maturity. See "—Redemption for Tax Reasons" for a description of the optional redemption of the Exchange Euro Notes in the event of certain tax developments.

Payment of Additional Amounts

        AbbVie will, subject to the exceptions and limitations set forth below, pay as additional interest on each series of the Exchange Euro Notes such additional amounts as are necessary in order that the net amount of the principal of, and premium, if any, and interest on such Exchange Euro Notes received by a beneficial owner who is not a U.S. person (as defined below), after withholding or deduction for any future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Exchange Euro Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

  (1)
  to any tax, assessment or other governmental charge that would not have been imposed but for the holder (or the beneficial owner for whose benefit such holder holds such Exchange Euro Note), or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

  (a)
  being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

  (b)
  having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Exchange Euro Notes or the receipt of any payment or the enforcement of any rights thereunder), including being or having been a citizen or resident of the United States;

  (c)
  being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for U.S. federal income tax purposes or a corporation that has accumulated earnings to avoid U.S. federal income tax;

    (d)
    being or having been a "10-percent shareholder" of AbbVie as defined in section 871(h)(3) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision; or

    (e)
    being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

  (2)
  to any holder that is not the sole beneficial owner of the Exchange Euro Notes, or a portion of the Exchange Euro Notes, or that is a fiduciary, partnership or limited liability company, but only to the extent that a beneficial owner with respect to the holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

  (3)
  to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the holder or beneficial owner or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Exchange Euro Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

  (4)
  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by AbbVie or a paying agent from the payment;

  (5)
  to any tax, assessment or other governmental charge that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

  (6)
  to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge;

  (7)
  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Exchange Euro Note, if such payment can be made without such withholding by at least one other paying agent;

  (8)
  to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Exchange Euro Note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

  (9)
  to any tax, assessment or other governmental charge that would not have been imposed or withheld but for the beneficial owner being a bank (i) purchasing the Exchange Euro Notes in the ordinary course of its lending business or (ii) that is neither (A) buying the Exchange Euro Notes for investment purposes only nor (B) buying the Exchange Euro Notes for resale to a third-party that either is not a bank or holding the Exchange Euro Notes for investment purposes only;

  (10)
  to any tax, assessment or other governmental charge imposed under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, any intergovernmental agreement entered into in connection with the implementation of such sections of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement; or

  (11)
  in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9) and (10).

        The Exchange Euro Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Exchange Euro Notes. Except as specifically provided under this heading "—Payment of Additional Amounts," AbbVie will not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

        As used under this heading "—Payment of Additional Amounts" and under the heading "—Redemption for Tax Reasons," the term "United States" means the United States of America, the states of the United States, and the District of Columbia, and the term "U.S. person" means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

Redemption for Tax Reasons

        If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority in the United States), or any change in, or amendment to, an official position or judicial precedent regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after October 25, 2019, AbbVie becomes or, based upon a written opinion of independent counsel selected by it, will become obligated to pay additional amounts as described under the heading "—Payment of Additional Amounts" with respect a series of Exchange Euro Notes, then AbbVie may at any time at its option redeem, in whole, but not in part, the Exchange Euro Notes of such series on not less than 30 nor more than 60 days' prior notice, (i) in the case of Exchange Euro Notes represented by a Global Note, to and through Euroclear or Clearstream for communication by them to the holders of interests in the Exchange Euro Notes to be so redeemed, or (ii) in the case of Definitive Notes, to each holder of record of the Exchange Euro Notes to be redeemed at its registered address, at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest to the redemption date.

Issuance in Euro

        All payments of principal of, and premium, if any, and interest on, the Exchange Euro Notes, including payments made upon any redemption of the Exchange Euro Notes, will be payable in euro. If AbbVie is unable to obtain euro in amounts sufficient to make a required payment under the Exchange Euro Notes due to the imposition of exchange controls or other circumstances beyond its control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Exchange Euro Notes will be made in U.S. dollars until the euro is again available to us or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by AbbVie in its sole discretion. Any payment in respect of the Exchange Euro Notes so made in U.S. dollar will not constitute an Event of Default under the

Exchange Euro Notes or the 2020 Euro Indenture. Neither the Trustee nor the paying agent shall have any responsibility for any calculation or conversion in connection with the foregoing. Investors will be subject to foreign exchange risks as to payments of principal and interest that may have important economic and tax consequences to them. See "Risk Factors."

The Trustee

        U.S. Bank National Association is the "Trustee" under the 2020 Euro Indenture. U.S. Bank National Association and its affiliates perform certain commercial banking services for some of AbbVie's affiliates for which they receive customary fees.

        The Trustee will become obligated to exercise any of its powers under the 2020 Euro Indenture at the request or direction of any of the holders of any Exchange Euro Notes pursuant to the 2020 Euro Indenture only after those holders have offered the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by the Trustee in compliance with such request or direction.

        In considering the interests of holders of the Exchange Euro Notes while any relevant Global Notes are held on behalf of Euroclear and Clearstream, the Trustee may have regard to any information provided to it by such clearing systems as to the identity (either individually or by category) of their accountholders and may consider such interests as if such accountholders were holders of the relevant Global Notes and interests therein.

Payment and Paying Agents

        AbbVie will make payments on the Exchange Euro Notes in euro at the office of the Trustee, the London Paying Agent (as defined below) or any paying agent AbbVie designates (which paying agent may include AbbVie). At its option, AbbVie may make payments of interest by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the security register or (2) wire transfer as directed by the holder of any Exchange Euro Note, in immediately available funds to an account maintained by the applicable depository or its nominee with respect to a Global Note, and to the holder of any Exchange Euro Note or its nominee with respect to a Definitive Note; provided further that in the case of a Definitive Note (x) the holder thereof shall have provided written wiring instructions to the London Paying Agent on or before the related record date and (y) if appropriate instructions for any such wire transfer are not received by the related record date, then such payment shall be made by check mailed to the address of such holder specified in the security register. AbbVie will make interest payments to the holder in whose name the Exchange Euro Note is registered at the close of business on the record date for the interest payment.

        All payments of any amounts paid to or to the order of the nominee for a common depositary for Euroclear and Clearstream shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability of AbbVie for the moneys payable on the Exchange Euro Notes.

        AbbVie has designated Elavon Financial Services DAC, U.K. Branch (the "London Paying Agent") as its paying agent for payments on the Exchange Euro Notes. AbbVie may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts.

        The Trustee or London Paying Agent, as applicable, will repay to AbbVie on AbbVie's written request any funds they hold for payments on the Exchange Euro Notes that remain unclaimed for two years after the date upon which that payment has become due. After repayment to AbbVie, holders entitled to those funds must look only to it for payment.

Notices

        So long as any Exchange Euro Notes are represented by a Global Note and such Global Note is held on behalf of a clearing system, notices to the holders of Exchange Euro Notes of that series may be given by delivery of the relevant notice to that clearing system for communication by it to entitled accountholders.

Book-Entry System

        AbbVie will issue the Exchange Euro Notes initially in the form of one or more Global Notes in fully registered, book-entry form. The Global Notes will be registered in the name of a nominee for, and delivered to, a common depositary for Euroclear and Clearstream.

        Except as described below, the Global Notes may be transferred, in whole but not in part, only to another nominee of Euroclear and Clearstream. Beneficial interests in the Global Notes may not be exchanged for Definitive Notes except in the limited circumstances described below. See "—Exchange of Global Notes for Definitive Notes" below. Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive Definitive Notes.

Euroclear and Clearstream

        Beneficial interests in the Global Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as accountholders in Euroclear and Clearstream. Investors may hold interests in the Global Notes through either Euroclear or Clearstream, either directly if they are accountholders in such systems, or indirectly through organizations that are accountholders in such systems.

        AbbVie has obtained the information in this section concerning Euroclear and Clearstream and the book-entry system and procedures from sources that it believes to be reliable, but AbbVie takes no responsibility for the accuracy of this information.

        Euroclear and Clearstream each holds securities for its customers and facilitates the clearance and settlement of securities transactions by electronic book-entry transfer between their respective accountholders. Euroclear and Clearstream provide various services including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Euroclear and Clearstream also deal with domestic securities markets in several countries through established depository and custodial relationships. Euroclear and Clearstream have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

        Euroclear and Clearstream customers are world-wide financial institutions, including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to Euroclear and Clearstream is available to other institutions that clear through or maintain a custodial relationship with an accountholder of either system.

        Transfers of any interests in Exchange Euro Notes represented by a Global Note within Euroclear and Clearstream will be effected in accordance with the customary rules and operating procedures of the relevant clearing system.

        On or after the issue date of the Exchange Euro Notes, transfers of Exchange Euro Notes represented by a Global Note between accountholders in Euroclear and Clearstream will generally have a settlement date three business days after the trade date (T+3). The customary arrangements for delivery versus payment will apply to such transfers.

        Clearstream and Euroclear have each published rules and operating procedures designed to facilitate transfers of beneficial interests in Global Notes among participants and accountholders of Clearstream and Euroclear. However, they are under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued or changed at any time.

        None of AbbVie, the Trustee or the London Paying Agent will be responsible for any performance by Clearstream or Euroclear or their accountholders of their respective obligations under the rules and procedures governing their operations and none of them will have any liability for any aspect of the records relating to or payments made on account of beneficial interests in the Exchange Euro Notes represented by a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial interests.

Same-Day Settlement and Payment

        AbbVie will make payments in respect of the Exchange Euro Notes represented by the Global Notes (including principal, premium, if any, and interest) by wire transfer of immediately available funds to the account specified by the London Paying Agent; provided, however, that at AbbVie's option payment of interest in respect of Definitive Notes may be made by (1) check mailed to the address of the person entitled thereto as such address shall appear in the security register or (2) wire transfer as directed by the holder of the relevant Exchange Euro Notes, in immediately available funds to accounts maintained by the holder of Exchange Euro Notes or its nominee; provided further that in the case of a Definitive Note (x) the holder thereof shall have provided written wiring instructions to the London Paying Agent on or before the related record date and (y) if appropriate instructions for any such wire transfer are not received by the related record date, then such payment shall be made by check mailed to the address of such holder specified in the security register.

        If the principal of or any premium or interest on the Exchange Euro Notes is payable on a day that is not a Payment Business Day, the payment will be made on the following Payment Business Day without the accrual of any interest on that payment.

        For these purposes "Payment Business Day" means any day that is:

  a)
  a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in, in the case of Definitive Notes only, the relevant place of presentation;

  b)
  a day on which the TARGET 2 System is open, and

  c)
  in the case of any payment in respect of a Global Note, a day on which Euroclear and/or Clearstream, as the case may be, settle(s) payments in euro.

        For these purposes "TARGET 2 System" means the Trans-European Automatic Real-Time Gross Settlement Express Transfer (TARGET 2) System.

Exchange of Global Notes for Definitive Notes

        AbbVie will issue Definitive Notes upon surrender of the Global Notes in accordance with their terms only if:

  a)
  an event of default has occurred and is continuing; or

  b)
  either Euroclear or Clearstream is closed for business for a continuous period of 14 days or more (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Trustee is available; or

  c)
  AbbVie would suffer a disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of Euroclear and/or Clearstream which would not be suffered were the Exchange Euro Notes in definitive form and a certificate to such effect signed by an authorised signatory of AbbVie is given to the Trustee.

        Thereupon (in the case of (a) or (b) above) the holder of a Global Note (acting on behalf of one or more of the accountholders) or the Trustee, the London Paying Agent, the security registrar may give notice to AbbVie and (in the case of (c) above) AbbVie may give notice to the Trustee and the holders of Exchange Euro Notes, of its intention to exchange a Global Note for Definitive Notes on or after the Exchange Date (as defined below).

        On or after the Exchange Date the holder of the Global Note may, or in the case of (c) above, shall surrender it to or to the order of the London Paying Agent. In exchange for the Global Note, AbbVie shall deliver, or procure the delivery of, an equal aggregate principal amount of Definitive Notes, security printed in accordance with any applicable legal and stock exchange requirements. On exchange of the Global Note, AbbVie will procure that it is cancelled and, if the holder so requests, returned to the holder together with any relevant Definitive Notes.

        For these purposes, "Exchange Date" means a day specified in the notice requiring exchange falling not less than 60 days after that on which the notice requiring exchange is given and being a day on which banks are open for general business in London, the place in which the specified office of the London Paying Agent is located and, except in case of exchange pursuant to (b) above, in the place in which Euroclear and Clearstream are located.

        In all cases, Definitive Notes delivered in exchange for any Global Note or beneficial interests in Global Notes will be registered in the names, and issued in any approved denominations, requested by or on behalf of the holder of the relevant Global Notes.

        None of AbbVie, the Trustee, the London Paying Agent or the security registrar will be liable for any delay by the holder of the relevant Global Notes in identifying the holders of beneficial interests in the Global Notes, and each such person may conclusively rely on, and will be protected in relying on, instructions from Euroclear or Clearstream for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Definitive Notes to be issued).

Open Market Purchases

        AbbVie or any of its affiliates may at any time and from time to time purchase Notes in the open market or otherwise.

Sinking Fund

        There is no provision for a sinking fund for any of the Notes.

Ranking

        The Exchange Notes will be AbbVie's general, unsecured senior obligations, and will:

  •
  rank equally in right of payment with all of AbbVie's existing and future unsecured senior indebtedness, liabilities and other obligations;

  •
  rank senior in right of payment to all of AbbVie's existing and future unsecured, subordinated indebtedness, liabilities and other obligations;

  •
  be effectively subordinated to all of AbbVie's existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness; and

  •
  be structurally subordinated to all of the existing and future indebtedness, liabilities and other obligations (including trade payables) of AbbVie's subsidiaries (other than indebtedness, liabilities and other obligations owed to us, if any).

Certain Covenants of AbbVie

Restrictions on Secured Debt

        If AbbVie or any Domestic Subsidiary incurs, issues, assumes or guarantees any indebtedness for borrowed money represented by notes, bonds, debentures or other similar evidences of indebtedness for borrowed money (called "Debt") and that Debt is secured by a Mortgage on any Principal Domestic Property or any shares of stock or Debt of any Domestic Subsidiary, AbbVie will secure, or cause its Domestic Subsidiary to secure, the Notes equally and ratably with, or prior to, such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt, plus all Attributable Debt in respect of Sale and Leaseback Transactions involving Principal Domestic Properties (other than Sale and Leaseback Transactions permitted pursuant to the second bullet under the heading "—Restrictions on Sales and Leasebacks" below), would not exceed 15% of AbbVie's Consolidated Net Assets. This restriction will not apply to, and there shall be excluded from secured Debt in any computation under this restriction, Debt secured by:

  •
  Mortgages on property of, or on any shares of stock or Debt of, any Person existing at the time such Person becomes a Domestic Subsidiary;

  •
  Mortgages in favor of AbbVie or any Subsidiary thereof;

  •
  Mortgages on property of AbbVie or a Domestic Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute;

  •
  Mortgages on property, shares of stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation);

  •
  Mortgages to secure the payment of all or any part of the cost of acquisition, construction, development or improvement of the underlying property, or to secure debt incurred to provide funds for any such purpose, provided that the commitment of the creditor to extend the credit secured by any such Mortgage shall have been obtained not later than 365 days after the later of (a) the completion of the acquisition, construction, development or improvement of such property or (b) the placing in operation of such property;

  •
  with respect to each series of Notes, Mortgages existing on the first date on which a Note of such series is authenticated by the Trustee under the applicable Indenture;

  •
  Mortgages incurred in connection with pollution control, industrial revenue or similar financings;

  •
  Mortgages created in substitution of or as replacements for any Mortgages referred to in the foregoing list, inclusive; provided that, based on a good faith determination of an officer of AbbVie, the property encumbered under any such substitute or replacement Mortgage is substantially similar in nature to the property encumbered by the otherwise permitted Mortgage which is being replaced; and

  •
  any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Debt secured by any Mortgage referred to in the foregoing list, inclusive; provided that (i) such extension, renewal or replacement Mortgage shall be limited to all or a part of the same property, shares of stock or debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property, and plus any property relating to a specific project, the completion of which is funded pursuant to clause (ii)(b) below), and (ii) the Debt secured by such Mortgage at such time is not increased (other than (a) by an amount equal to any related financing costs (including, but not limited to, the accrued interest and premium, if any, on the Debt being refinanced) and (b) where an additional principal amount of Debt is incurred to provide funds for the completion of a specific project that is subject to a Mortgage securing the Debt being extended, refinanced or renewed, by an amount equal to such additional principal amount).

Restrictions on Sales and Leasebacks

        Neither AbbVie nor any Domestic Subsidiary may enter into any Sale and Leaseback Transaction unless either:

  •
  AbbVie or such Domestic Subsidiary could incur Debt secured by a Mortgage under the restrictions described above under "—Restrictions on Secured Debt" on the Principal Domestic Property to be leased back in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction without equally and ratably securing the Notes; or

  •
  AbbVie, within 180 days after the sale or transfer by AbbVie or by any such Domestic Subsidiary, applies to the retirement of AbbVie's Funded Debt, an amount equal to the greater of (1) the net proceeds of the sale of the Principal Domestic Property sold and leased back pursuant to such arrangement or (2) the fair market value of the Principal Domestic Property so sold and leased back at the time of entering into such arrangements (as determined by any two of the following: the chairman of the board of AbbVie, its chief executive officer, an executive vice president, a senior vice president or a vice president, and the chief financial officer, the treasurer or an assistant treasurer), subject to credits for certain voluntary retirements of Funded Debt.

Certain Definitions

        The following are the meanings of terms that are important in understanding the restrictive covenants of AbbVie:

        "Attributable Debt" means (except as otherwise provided in this paragraph), as to any particular lease under which any Person is at the time liable for a term of more than 12 months, at any date as of which the amount thereof is to be determined (the "Determination Date"), the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof (excluding any subsequent renewal or other extension options held by the lessee), discounted from the respective due dates thereof to the Determination Date at the rate of 8% per annum, compounded monthly. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, services, insurance, taxes, assessments, water rates and similar charges and contingent rents (such as those based on sales or monetary inflation). If any lease is terminable by the lessee upon the payment of a penalty, if under the terms of the lease the termination right is not exercisable until after the Determination Date, and if the amount of such penalty discounted to the Determination Date at the rate of 8% per annum compounded monthly is less than the net amount of rentals payable after the time as of which such termination could occur (the "Termination Time") discounted to the Determination Date at the rate of 8% per annum compounded monthly, then such discounted penalty amount shall be used instead of such discounted amount of net rentals payable after the Termination Time in calculating the Attributable Debt for such lease. If any lease is terminable by the lessee upon the payment of a penalty, if such termination right is exercisable on the Determination Date, and if the amount of the net rentals payable under such lease after the Determination Date discounted to the Determination Date at the rate of 8% per annum compounded monthly is greater than the amount of such penalty, the "Attributable Debt" for such lease as of such Determination Date shall be equal to the amount of such penalty.

        "Consolidated Net Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom all current liabilities, as set forth on the consolidated balance sheet of AbbVie and its consolidated Subsidiaries prepared as of the end of a fiscal quarter in accordance with generally accepted accounting principles, which AbbVie shall have most recently filed with the SEC or otherwise distributed to its shareholders prior to the time as of which "Consolidated Net Assets" shall be determined (which calculation shall give pro forma effect to any acquisition by or disposition of assets of AbbVie or any of its Subsidiaries involving the payment or receipt by AbbVie or any of its Subsidiaries, as applicable, of consideration (whether in the form of cash or non-cash consideration) in excess of $500,000,000 that has occurred since the end of such fiscal quarter, as if such acquisition or disposition had occurred on the last day of such fiscal quarter).

        "Domestic Subsidiary" means any Subsidiary of AbbVie that transacts substantially all of its business or maintains substantially all of its property within the United States of America (excluding its territories and possessions and Puerto Rico); provided, however, that the term shall not include any Subsidiary which (i) is engaged primarily in the financing of operations outside of the United States of America or in leasing personal property or financing inventory, receivables or other property or (ii) does not own a Principal Domestic Property.

        "Funded Debt" means indebtedness of AbbVie (other than the Notes or indebtedness subordinated in right of payment to the Notes) or indebtedness of a wholly-owned Domestic Subsidiary, for borrowed money, having a stated maturity more than 12 months from the date of application of Sale and Leaseback Transaction proceeds or which is extendible at the option of the obligor thereon to a date more than 12 months from the date of such application.

        "Mortgage" means any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

        "Person" means any individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

        "Principal Domestic Property" means any building, structure or other facility, together with the land upon which it is erected and fixtures comprising a part thereof, used primarily for manufacturing, processing, research, warehousing or distribution and located in the United States of America (excluding its territories and possessions and Puerto Rico), owned or leased by AbbVie or any Domestic Subsidiary and having a net book value which, on the date the determination as to whether a property is a Principal Domestic Property is being made, exceeds 2% of Consolidated Net Assets of AbbVie other than any such building, structure or other facility or a portion thereof (i) which is an air or water pollution control facility financed by State or local governmental obligations, or (ii) which the chairman of the board, chief executive officer, an executive vice president, a senior vice president or a vice president and the chief financial officer, treasurer or assistant treasurer of AbbVie determine in good faith, at any time on or prior to such date, is not of material importance to the total business conducted, or assets owned, by AbbVie and its Subsidiaries as an entirety.

        "Sale and Leaseback Transaction" means any arrangement with any bank, insurance company or other lender or investor (not including AbbVie or any Subsidiary) or to which any such lender or investor is a party, providing for the leasing by AbbVie or any Domestic Subsidiary for a period, including renewals, in excess of three years of any Principal Domestic Property which has been or is to be sold or transferred, more than 180 days after the acquisition thereof or the completion of construction and commencement of full operation thereof, by AbbVie or any Domestic Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Domestic Property.

        "Subsidiary" means any Person which is a corporation, partnership, joint venture, limited liability company, trust or estate, and of which AbbVie directly or indirectly owns or controls stock or other interests, which under ordinary circumstances (not dependent upon the happening of a contingency) has the voting power to elect a majority of the board of directors, managers, trustees or equivalent of such Person; provided, however, that the term shall not include any such Person if and for so long as (i) such Person does not own a Principal Domestic Property and (ii) the chairman of the board, chief executive officer, an executive vice president, a senior vice president or a vice president and the chief financial officer, treasurer or assistant treasurer of AbbVie determine in good faith at least annually that the existing aggregate investments by AbbVie and its Domestic Subsidiaries (including all guarantees and other extensions of credit) in such Person are not of material importance to the total business conducted, or assets owned, by AbbVie and its Subsidiaries, as an entirety.

        "Trustee" means the Person named as the "Trustee" in the applicable Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of the applicable Indenture, and thereafter "Trustee" shall mean or include each Person who is then a "Trustee" under the applicable Indenture, and if at any time there is more than one such Person, "Trustee" as used with respect to the Notes of any series shall mean the Trustee with respect to the Notes of that series.

Consolidation, Merger and Sale of Assets

        AbbVie shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

  •
  the Person formed by such consolidation or into which AbbVie is merged or the Person which acquires by conveyance or transfer, or which leases, AbbVie's properties and assets substantially as an entirety shall be a corporation, limited liability company or partnership, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume AbbVie's obligations on the Notes under a supplemental indenture;

  •
  immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of AbbVie or a Subsidiary as a result of such transaction as having been incurred by AbbVie or such Subsidiary at the time of such transaction, no event of default, and no event which, after notice or lapse of time or both, would become an event of default, shall have happened and be continuing;

  •
  if, as a result of any such consolidation or merger or such conveyance, transfer or lease, AbbVie's properties or assets would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by the Indentures, AbbVie or such successor Person, as the case may be, shall take such steps as shall be necessary to effectively secure the Notes equally and ratably with (or prior to) all indebtedness secured thereby; and

  •
  AbbVie has delivered to the Trustee an officers' certificate and an opinion of counsel stating compliance with these provisions.

        Upon any consolidation of AbbVie with, or merger of AbbVie into, any other Person or any conveyance, transfer or lease of the properties and assets of AbbVie substantially as an entirety in accordance with the above provisions, the successor Person formed by such consolidation or into which AbbVie is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, AbbVie under the applicable Indenture with the same effect as if such successor Person had been named in the applicable Indenture, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the applicable Indenture and the Notes.

        The phrase "substantially as an entirety," as used with respect to our assets and properties in this covenant, is subject to interpretation under applicable state law, and its applicability in a given instance would depend upon the facts and circumstances. Although there is a limited body of case law interpreting the phrase "substantially as an entirety," there is no precise established definition of the phrase under applicable law. Accordingly, the applicability of the requirement that any Person assume AbbVie's obligations on the Notes in connection with any conveyance, transfer or lease of AbbVie's properties and assets may be uncertain.

Events of Default

        Each Indenture defines an event of default with respect to any applicable series of Notes as being:

  (1)
  failure to pay interest or premium on that series of Notes when due, continued for a period of 30 days;

  (2)
  failure to pay the principal on that series of Notes when due;

  (3)
  failure to perform, or breach, under any other covenant or warranty applicable to that series of Notes and not otherwise specifically dealt with in the definition of "event of default", continued for a period of 90 days after the giving of written notice to AbbVie by the Trustee or to AbbVie and the Trustee by holders of at least 25% in principal amount of outstanding Notes of that series (provided that such notice may not be given with respect to any action taken, and reported publicly or to holders of the Notes, more than two years prior to such notice); or

  (4)
  specified events of bankruptcy, insolvency or reorganization of AbbVie.

        The Trustee is required to give holders of the particular series of Notes written notice of a default with respect to that series as and to the extent provided by the Trust Indenture Act. In the case of any default of the character described above in clause (3) of the immediately preceding paragraph, no such notice to holders must be given until at least 60 days after the occurrence of that default.

        AbbVie is required annually to deliver to the Trustee a certificate stating whether or not the signers have any knowledge of any default by AbbVie in its performance and observance of any terms, provisions and conditions of the Indentures.

        In case an event of default (other than an event of default involving an event of bankruptcy, insolvency or reorganization of AbbVie) shall occur and be continuing with respect to any series of Notes, the Trustee or the holders of not less than 25% in principal amount of the particular series of Notes then outstanding may declare the principal amount of such series of Notes to be immediately due and payable. If an event of default relating to any event of bankruptcy, insolvency or reorganization of AbbVie occurs, the principal of all the Notes then outstanding will become immediately due and payable without any action on the part of the Trustee or any holder. The holders of a majority in principal amount of the outstanding series of Notes affected by the default may in some cases rescind this accelerated payment requirement. Depending on the terms of AbbVie's other indebtedness, an event of default in respect of the Notes may give rise to cross defaults on its other indebtedness.

        Any past default with respect to a series of Notes may be waived on behalf of all holders of that series of Notes by at least a majority in principal amount of the holders of the outstanding Notes of that series, except a default:

  •
  in the payment of the principal of or any premium or interest on that series of Notes; or

  •
  in respect of a covenant or provision which under the applicable Indenture cannot be modified or amended without the consent of the holder of each outstanding Note of that series affected.

        Any default that is so waived will cease to exist and any event of default arising from that default will be deemed to be cured and shall cease to exist for every purpose under the applicable Indenture, but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

        A holder of Notes of any series will be able to pursue any remedy under the applicable Indenture only if:

  •
  such holder has previously given written notice to the Trustee of a continuing event of default with respect to that series of Notes;

  •
  the holders of not less than 25% in principal amount of the outstanding Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such event of default in its own name as Trustee under the applicable Indenture;

  •
  such holders or holders making the request have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

  •
  the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

  •
  during that 60-day period, the holders of a majority in principal amount of that series of Notes do not give the Trustee a direction inconsistent with such request.

        Holders of Notes, however, are entitled at any time to bring a lawsuit for the payment of principal and interest due on their Notes on or after its due date.

        Any time period in the Indentures to cure any actual or alleged default or event of default may be extended or stayed by a court of competent jurisdiction.

Modification of the Indentures

        AbbVie and the Trustee may modify each Indenture or any supplemental indenture without the consent of the holders of the Notes for one or more of the following purposes:

  •
  to evidence the succession of another Person to AbbVie and the assumption by any such successor of the obligations of AbbVie in the applicable Indenture or any supplemental indenture, and in the Notes;

  •
  to add to the covenants of AbbVie for the benefit of the holders of all or any series of Notes or to surrender any right or power conferred upon AbbVie by the applicable Indenture or any supplemental indenture;

  •
  to add any additional events of default for the benefit of holders of all or any series of Notes;

  •
  to add to or change any of the provisions of the applicable Indenture or any supplemental indenture to such extent as shall be necessary to permit or facilitate the issuance of debt securities in certain other forms;

  •
  to add to, change or eliminate any of the provisions of the applicable Indenture or any supplemental indenture in respect of one or more series of Notes, provided that any such addition, change or elimination (i) shall neither (A) apply to any Note of any series created prior to the execution of such supplemental indenture affecting such modification and entitled to the benefit of such provision nor (B) modify the rights of the holder of any such Note with respect to such provision or (ii) shall become effective only when there is no such Note outstanding;

  •
  to secure the Notes pursuant to the requirements of the applicable Indenture or the requirements of any supplemental indenture or to otherwise provide any security for, or add any guarantees of or additional obligors on, the Notes of all or any series;

  •
  to establish the form or terms of Notes of any series in accordance with the terms of the applicable Indenture;

  •
  to supplement any of the provisions of the applicable Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of a particular series of Notes in accordance with the provisions in the applicable Indenture;

  •
  to evidence and provide for the acceptance of the appointment of a successor trustee with respect to the Notes of one or more series and to add to or change any of the provisions of the applicable Indenture or any supplemental indenture as shall be necessary to provide for or facilitate the administration of the trusts under such Indenture or supplemental indenture by more than one trustee pursuant to the requirements set forth in the applicable Indenture; or

  •
  to cure any ambiguity or to correct or supplement any provision of the applicable Indenture or any supplemental indenture which may be defective or inconsistent with any other provision in the applicable Indenture or any supplemental indenture, or to make any other provisions with respect to matters or questions arising under the applicable Indenture or any supplemental indenture as shall not adversely affect the interests of the holders of any series of Notes in any material respect.

        AbbVie and the Trustee may otherwise modify each Indenture or any supplemental indenture with the consent of the holders of not less than a majority in principal amount of each series of Notes affected for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the applicable Indenture or of modifying in any manner the rights of the holders of Notes of such series under the applicable Indenture or any supplemental indentures. However, without the consent of the holder of each outstanding Note affected by such modification, no modification may:

  •
  change the stated maturity of the principal of, or any installment of principal of or interest thereon, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any place of payment where, or the coin or currency in which, such Notes or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date);

  •
  reduce the percentage in principal amount of the Notes of any series, the consent of whose holders is required in the applicable Indenture for consent for any waiver of compliance with certain provisions of such Indenture or certain defaults under the applicable Indenture and their consequences; or

  •
  modify the provisions set forth in the two bullets above or the paragraph immediately preceding the two bullets above or modify provisions relating to the waiver of past defaults or the waiver of certain covenants in the applicable Indenture, in each case, other than to increase the percentage in principal amount of the applicable Notes required to modify such provisions or to provide that certain other provisions of the applicable Indenture cannot be modified or waived without the consent of the holder of each outstanding Note affected by such modification.

Defeasance and Covenant Defeasance

        Each Indenture provides that, at AbbVie's option, AbbVie:

  •
  will be discharged from any and all obligations in respect of the applicable Notes of a series, except for certain obligations set forth in such Indenture that survive such discharge ("legal defeasance"); or

  •
  may omit to comply with certain restrictive covenants of such Indenture, including those described under "—Certain Covenants of AbbVie" and "—Consolidation, Merger and Sale of Assets," and the occurrence of an event described in clause (3) under "—Events of Default" with respect to any such covenants will no longer be an event of default ("covenant defeasance");

        in each case, if

  •
  AbbVie irrevocably deposits or causes to be deposited with the Trustee, as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of such Notes, in money in an amount, U.S. government obligations (for the USD Notes) or euro-denominated government instruments (for the Euro Notes), as applicable, which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants to pay and discharge all the principal of and premium, if any, and interest on the Notes of that series on the dates such payments are due, which may include one or more redemption dates that AbbVie designates, in accordance with the terms of the Notes of that series;

  •
  no event of default or event which with notice or lapse of time, or both, would become an event of default with respect to Notes of such series shall have occurred and be continuing on the date of such deposit or insofar as an event of default resulting from certain events involving AbbVie's bankruptcy or insolvency are concerned, at any time during the period ending on the 121st day after such date of the deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to AbbVie in respect of such deposit (it being understood that this condition will not be deemed satisfied until the expiration of such period);

  •
  such defeasance will not cause the Trustee to have a conflicting interest with respect to any of AbbVie's securities or result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended;

  •
  the defeasance will not result in a breach or violation of, or constitute a default under, the applicable Indenture or any other agreement or instrument to which AbbVie is a party or by which AbbVie is bound;

  •
  AbbVie has delivered an opinion of counsel to the effect that the beneficial owners of applicable Notes will not recognize income, gain or loss for federal income tax purposes as a result of the defeasance and will be subject to federal income tax in the same manner as if the defeasance had not occurred, which opinion of counsel, in the case of legal defeasance, must refer to and be based upon a published ruling of the Internal Revenue Service, a private ruling of the Internal Revenue Service addressed to AbbVie, or otherwise a change in applicable federal income tax law occurring after the date of the applicable Indenture; and

  •
  AbbVie shall have delivered an officer's certificate and an opinion of counsel stating that the conditions to such defeasance set forth in the applicable Indenture have been complied with.

        If AbbVie fails to comply with its remaining obligations under the applicable Indenture after a covenant defeasance with respect to the applicable Notes of any series and the Notes of such series are declared due and payable because of the occurrence of any event of default, the amount of money and U.S. government obligations (for the USD Notes) or euro-denominated government instruments (for the Euro Notes), as applicable, on deposit with the Trustee may be insufficient to pay amounts due on the Notes of that series at the time of the acceleration resulting from the event of default. AbbVie will, however, remain liable for those payments.

Satisfaction and Discharge

        Each Indenture will be discharged and will cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of applicable Notes, as expressly provided for in the applicable Indenture) as to all outstanding Notes of any series issued under such Indenture when:

  (1)
  either (a) all the Notes of such series theretofore authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by AbbVie and thereafter repaid to it or discharged from such trust) have been delivered to the Trustee for cancellation or (b) all of the Notes of such series not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their stated maturity within one year or (iii) if redeemable at AbbVie's option, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of AbbVie, and AbbVie has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire indebtedness on the Notes of such series not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on the Notes of such series to the date of such deposit (in the case of Notes which have become due and payable), or to their stated maturity or the redemption date, as the case may be (provided that in connection with any discharge relating to any redemption that requires the payment of a premium, the amount deposited shall be sufficient for purposes of the applicable Indenture to the extent that an amount is deposited with the Trustee equal to the premium calculated as of the date of the notice of redemption, with any deficit as of the redemption date only required to be deposited with the Trustee on or prior to the redemption date), together with irrevocable instructions from AbbVie directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

  (2)
  AbbVie has paid or caused to be paid all other sums payable under such Indenture in respect of such series of Notes; and

  (3)
  AbbVie has delivered to the Trustee an officers' certificate and an opinion of counsel, each stating that all conditions precedent under such Indenture relating to the satisfaction and discharge of the Indenture with respect to such series of Notes have been complied with.

Governing Law

        Each Indenture and the Notes are governed by, and construed in accordance with, the laws of the State of New York.

Exchange, Registration and Transfer

        Notes of any series may be exchangeable for other Notes of the same series with the same total principal amount and the same terms but in different authorized denominations in accordance with the applicable Indenture. Holders may present registered Notes for registration of transfer at the office of the security registrar. The security registrar will effect the transfer or exchange when it is satisfied with the documents of title and identity of the person making the request.

        AbbVie has appointed the Trustee as the initial security registrar for the Exchange USD Notes and for the Exchange Euro Notes. AbbVie may at any time designate additional security registrars for any series of Notes or rescind the designation of any security registrar or approve a change in the location through which any security registrar acts. AbbVie will be required to maintain an office or agency for transfers and exchanges in each place of payment.

        No service charge will be made for any registration of transfer or exchange of the Notes, but we or the security registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than as set forth in the applicable Indenture).

        Neither AbbVie nor the security registrar will be required to register the transfer of or exchange of any Note:

  •
  during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes of that series selected for redemption and ending at the close of business on the day of such mailing; or

  •
  so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following is a general discussion of the material U.S. federal income tax consequences relating to the Exchange Offers. This discussion is limited to holders who hold Original Notes and, if applicable, will hold Exchange Notes as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), and who acquire Exchange Notes in connection with the Exchange Offers. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular holders of Original Notes or Exchange Notes in light of their personal circumstances or to holders subject to special tax rules including, without limitation:

  •
  banks, financial institutions, insurance companies, dealers or traders in securities or currencies;

  •
  regulated investment companies, real estate investment trusts, tax-exempt organizations (including private foundations);

  •
  holders holding Original Notes or Exchange Notes in tax-deferred accounts;

  •
  holders holding Original Notes or Exchange Notes as part of a straddle, hedge, conversion, constructive sale or other integrated security transaction for U.S. federal income tax purposes;

  •
  holders who mark to market their securities;

  •
  holders whose functional currency is not the U.S. dollar;

  •
  holders who are subject to the alternative minimum tax;

  •
  holders who are subject to special accounting rules (including rules requiring them to recognize income with respect to the Original Notes or Exchange Notes no later than when such income is taken into account in an applicable financial statement);

  •
  holders who are former U.S. citizens or U.S. residents or entities covered by the anti-inversion rules under the Code;

  •
  persons who actually or constructively own more than 5% of our common stock;

  •
  persons subject to the base erosion and anti-abuse tax; and

  •
  partnerships or entities classified as partnerships for U.S. federal income tax purposes, all of whom may be subject to tax rules that differ significantly from those summarized below.

        The discussion below is based on the Code, U.S. Treasury Regulations, published Internal Revenue Service ("IRS") rulings and administrative pronouncements and published court decisions, each as in effect as of the date hereof, and any of which may be subject to change at any time, possibly with retroactive effect, so as to result in U.S. federal income tax consequences different from those discussed below. No ruling will be sought from the IRS with respect to any statement or conclusion in this discussion, and no assurance can be given that the IRS will not challenge such statement or conclusion in this discussion or, if challenged, that a court will uphold such statement or conclusion. Holders should consult their tax advisors as to the particular tax consequences to them of the Exchange Offers in light of their particular circumstances, as well as the effect of any state, local, non-U.S. or other laws.

        If a partnership or other entity or arrangement classified as a partnership for U.S. federal income tax purposes holds Original Notes or Exchange Notes, the tax treatment of the partnership and each partner will generally depend upon the activities of the partnership and the status and activities of the partner. Partnerships owning Original Notes or Exchange Notes and partners in such partnerships should consult their tax advisors about the U.S. federal income tax consequences relating to the Exchange Offers.

        An exchange of Original Notes for Exchange Notes pursuant to the Exchange Offers should not be treated as a taxable exchange or other taxable event for U.S. federal income tax purposes. Accordingly, there should be no U.S. federal income tax consequences to holders who exchange their Original Notes for Exchange Notes in connection with the Exchange Offers and any such holder will have the same adjusted tax basis and holding period in the Exchange Notes as it had in the Original Notes immediately before the applicable exchange. Holders who do not exchange their Original Notes for Exchange Notes pursuant to the Exchange Offers should not recognize any gain or loss, for U.S. federal income tax purposes, upon consummation of the Exchange Offers.

        THIS DISCUSSION OF MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXCHANGE OFFERS, INCLUDING THE APPLICABILITY OF U.S. FEDERAL, STATE OR LOCAL TAX LAWS OR NON-U.S. TAX LAWS.

PLAN OF DISTRIBUTION

        Each broker-dealer that receives Exchange Notes for its own account in an Exchange Offer in exchange for Original Notes that were acquired by such broker-dealer as a result of market-making or other trading activities may be deemed to be an "underwriter" within the meaning of the Securities Act and must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes where such Original Notes were acquired as a result of market-making activities or other trading activities. AbbVie has agreed to amend or supplement this prospectus for a period ending on the earlier of (i) 180 days after the date on which this registration statement becomes effective (as such period may be extended pursuant to the applicable Registration Rights Agreement) and (ii) the date on which each participating broker-dealer is no longer required to deliver a prospectus in connection with market making or other trading activities, in each case to the extent necessary, and if requested by one or more participating broker-dealers, to expedite or facilitate the disposition of any Exchange Notes by participating broker-dealers.

        AbbVie will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange notes received by broker-dealers for their own account pursuant to the Exchange Offers may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Exchange Offers and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an "underwriter" within the meaning of the Securities Act, and any profit of any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        For a period of 180 days after the expiration date, we will send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the letter of transmittal. We have agreed to pay all expenses incident to the Exchange Offers other than commissions or concessions of any brokers or dealers or transfer taxes, if any, and will indemnify the holders of the Original Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

Selling Restrictions

European Economic Area and the United Kingdom

        The Exchange Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area ("EEA") or the United Kingdom ("UK"). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU, as amended ("MiFID II"); (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, the "Insurance Distribution Directive"), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended, the "Prospectus Regulation"). Consequently no key information document required by Regulation (EU) 1246/2014 (the "PRIIPs Regulation") for

offering or selling the Exchange Notes or otherwise making them available to retail investors in the EEA or the UK has been prepared and therefore offering or selling the Exchange Notes or otherwise making them available to any retail investor in the EEA or the UK may be unlawful under the PRIIPs Regulation. This prospectus has been prepared on the basis that any offer of Exchange Notes in any Member State of the EEA or the UK will be made pursuant to an exemption under the Prospectus Regulation from the requirement to publish a prospectus for offers of Exchange Notes. This prospectus is not a prospectus for the purposes of the Prospectus Regulation.

United Kingdom

        In the UK, this prospectus is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at, persons who are "qualified investors" (as defined in the Prospectus Regulation) (i) who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the "Order") and/or (ii) who are high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as "relevant persons"). This prospectus must not be acted on or relied on in the UK by persons who are not relevant persons. In the UK, any investment or investment activity to which this prospectus relates is only available to, and will be engaged in with, relevant persons.

Hong Kong

        The Exchange Notes may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (ii) to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a "prospectus" within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), and no advertisement, invitation or document relating to the Exchange Notes may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to Exchange Notes which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Japan

        The Exchange Notes have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and, accordingly, no Exchange Notes may be offered or sold, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

Singapore

        This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore, and the Exchange Notes will be offered pursuant to exemptions under the Securities and Futures Act, Chapter 289 of Singapore (the "SFA"). Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Exchange Notes may not be circulated or distributed, nor may the Exchange Notes be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the SFA, (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

        Where the Exchange Notes are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries' rights and interest in that trust shall not be transferable for six (6) months after that corporation or that trust has acquired the Notes under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person arising from an offer referred to in Section 275(1A) or Section 276(4)(i)(B) of the SFA, and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; (3) where the transfer is by operation of law; (4) as specified in Section 276(7) of the SFA; or (5) as specified in Regulation 37A of the Securities and Futures (Offers of Investments) (Securities and Securities-based Derivatives Contracts) Regulations 2018 of Singapore.

        Solely for the purposes of our obligations pursuant to sections 309B(1)(a) and 309B(1)(c) of the SFA, we have determined, and hereby notify all relevant persons (as defined in Section 309A of the SFA) that the Exchange Notes are "prescribed capital markets products" (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).

Switzerland

        The Exchange Notes may not be publicly offered, sold or advertised, directly or indirectly, in or from Switzerland and will not be listed on the SIX Swiss Exchange Ltd. or any other exchange or regulated trading facility in Switzerland. Neither this prospectus nor any other offering or marketing material relating to the Exchange Notes constitutes a prospectus as such term is understood pursuant to article 652a or article 1156 of the Swiss Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange or any other regulated trading facility in Switzerland, and neither this prospectus nor any other offering or marketing material relating to the Exchange Notes may be publicly distributed or otherwise made publicly available in Switzerland.

        Neither this prospectus nor any other offering or marketing material relating to the offering nor AbbVie nor the Exchange Notes has been or will be filed with or approved by any Swiss regulatory authority. The Exchange Notes are not subject to the supervision by any Swiss regulatory authority, e.g., the Swiss Financial Market Supervisory Authority FINMA, and investors in the Exchange Notes will not benefit from protection or supervision by such authority.

        In addition, the offer of Exchange Notes has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes (the "CISA"). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of Exchange Notes.

United Arab Emirates

        The Exchange Notes have not been, and are not being, publicly offered, sold, promoted or advertised in the United Arab Emirates (including the Abu Dhabi Global Market and the Dubai International Financial Centre) other than in compliance with the laws, regulations and rules of the United Arab Emirates, the Abu Dhabi Global Market and the Dubai International Financial Centre governing the issue, offering and sale of securities. Further, this prospectus does not constitute a public offer of securities in the United Arab Emirates (including the Abu Dhabi Global Market and the Dubai International Financial Centre) and is not intended to be a public offer. This prospectus has not been approved by or filed with the Central Bank of the United Arab Emirates, the Securities and Commodities Authority, the Financial Services Regulatory Authority or the Dubai Financial Services Authority.

Canada

        The Exchange Notes may be sold only to purchasers in the provinces of Alberta, British Columbia, New Brunswick, Nova Scotia, Ontario, Prince Edward Island and Quebec purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations. Any resale of the Exchange Notes must be made in accordance with an exemption from, or in a transaction not subject to, the prospectus requirements of applicable securities laws.

        Securities legislation in certain provinces or territories of Canada may provide a purchaser with remedies for rescission or damages if this prospectus (including any amendment thereto) contains a misrepresentation, provided that the remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser's province or territory. The purchaser should refer to any applicable provisions of the securities legislation of the purchaser's province or territory for particulars of these rights or consult with a legal advisor.

        By acquiring Exchange Notes, each holder (if it resides in Canada) will be deemed to represent, warrant and agree that, unless permitted under applicable securities legislation, it must not offer, sell, pledge, trade or otherwise transfer the Exchange Note before the date that is four months and a day after the later of (I) the settlement date of the Exchange Offers and (II) the date AbbVie becomes a reporting issuer in any province of the territory of Canada.

 VALIDITY OF THE SECURITIES

        Certain legal matters with respect to the validity of the Exchange Notes offered hereby will be passed upon for us by Kirkland & Ellis LLP, New York, New York.

 EXPERTS

        Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019, and the effectiveness of our internal control over financial reporting as of December 31, 2019, as set forth in their reports, which are incorporated by reference in this prospectus and elsewhere in the registration statement. Our financial statements are incorporated by reference in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

        The financial statements of Allergan plc and management's assessment of the effectiveness of internal control over financial reporting of Allergan plc (which is included in Management's Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to Allergan plc's Annual Report on Form 10-K for the year ended December 31, 2019 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ABBVIE INC.

        Offer to exchange up to $750,000,000 principal amount of Senior Floating Rate Notes due May 2021 for a like principal amount of Senior Floating Rate Notes due May 2021, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $750,000,000 principal amount of Senior Floating Rate Notes due November 2021 for a like principal amount of Senior Floating Rate Notes due November 2021, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $1,750,000,000 principal amount of 2.150% Senior Notes due 2021 for a like principal amount of 2.150% Senior Notes due 2021, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $1,175,701,000 principal amount of 5.000% Senior Notes due 2021 for a like principal amount of 5.000% Senior Notes due 2021, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $2,627,036,000 principal amount of 3.450% Senior Notes due 2022 for a like principal amount of 3.450% Senior Notes due 2022, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $1,462,358,000 principal amount of 3.250% Senior Notes due 2022 for a like principal amount of 3.250% Senior Notes due 2022, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $750,000,000 principal amount of Senior Floating Rate Notes due 2022 for a like principal amount of Senior Floating Rate Notes due 2022, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $3,000,000,000 principal amount of 2.300% Senior Notes due 2022 for a like principal amount of 2.300% Senior Notes due 2022, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $244,575,000 principal amount of 2.800% Senior Notes due 2023 for a like principal amount of 2.800% Senior Notes due 2023, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $945,394,000 principal amount of 3.850% Senior Notes due 2024 for a like principal amount of 3.850% Senior Notes due 2024, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $3,750,000,000 principal amount of 2.600% Senior Notes due 2024 for a like principal amount of 2.600% Senior Notes due 2024, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $2,890,467,000 principal amount of 3.800% Senior Notes due 2025 for a like principal amount of 3.800% Senior Notes due 2025, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $4,000,000,000 principal amount of 2.950% Senior Notes due 2026 for a like principal amount of 2.950% Senior Notes due 2026, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $5,500,000,000 principal amount of 3.200% Senior Notes due 2029 for a like principal amount of 3.200% Senior Notes due 2029, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $1,681,354,000 principal amount of 4.550% Senior Notes due 2035 for a like principal amount of 4.550% Senior Notes due 2035, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $4,000,000,000 principal amount of 4.050% Senior Notes due 2039 for a like principal amount of 4.050% Senior Notes due 2039, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $389,217,000 principal amount of 4.625% Senior Notes due 2042 for a like principal amount of 4.625% Senior Notes due 2042, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $1,008,583,000 principal amount of 4.850% Senior Notes due 2044 for a like principal amount of 4.850% Senior Notes due 2044, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $827,096,000 principal amount of 4.750% Senior Notes due 2045 for a like principal amount of 4.750% Senior Notes due 2045, the offer of which has been registered under the Securities Act;

        Offer to exchange up to $5,750,000,000 principal amount of 4.250% Senior Notes due 2049 for a like principal amount of 4.250% Senior Notes due 2049, the offer of which has been registered under the Securities Act;

        Offer to exchange up to €539,018,000 principal amount of 0.500% Senior Notes due 2021 for a like principal amount of 0.500% Senior Notes due 2021, the offer of which has been registered under the Securities Act;

        Offer to exchange up to €433,228,000 principal amount of 1.500% Senior Notes due 2023 for a like principal amount of 1.500% Senior Notes due 2023, the offer of which has been registered under the Securities Act;

        Offer to exchange up to €603,389,000 principal amount of 1.250% Senior Notes due 2024 for a like principal amount of 1.250% Senior Notes due 2024, the offer of which has been registered under the Securities Act;

        Offer to exchange up to €427,893,000 principal amount of 2.625% Senior Notes due 2028 for a like principal amount of 2.625% Senior Notes due 2028, the offer of which has been registered under the Securities Act; and

        Offer to exchange up to €513,538,000 principal amount of 2.125% Senior Notes due 2029 for a like principal amount of 2.125% Senior Notes due 2029, the offer of which has been registered under the Securities Act.

PROSPECTUS

October 19, 2020

The USD Exchange Agent is:	The Euro Exchange Agent is:
U.S. Bank National Association	Elavon Financial Services DAC, U.K. branch
111 Fillmore Avenue	125 Old Broad Street
St. Paul, MN 55107-1402	London EC2N 1AR
Attn: Corporate Actions	Attn: Relationship Management Group
For Information Call:	For Information Call:
Tel. No.: (800) 934-6802	Tel. No.: +44 (0) 207 330 2000
For Facsimile or Email Transmission (for Eligible Institutions only):	For Facsimile or Email Transmission (for Eligible Institutions only):
Facsimile. No.: (800) 934-6802	Facsimile. No.: +44 (0) 207 365 2577
Email: cts.specfinance@usbank.com	Email: mbs.relationship.management@usbank.com